UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21417

Virtus Dividend, Interest & Premium Strategy Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.*

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-254-5197

Date of fiscal year end: January 31

Date of reporting period: January 31, 2022

*	Chief Legal Officer changed on the Registrant effective April 1, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT

January 31, 2022
Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund
Virtus AllianzGI Convertible & Income 2024 Target Term Fund
Virtus AllianzGI Convertible & Income Fund
Virtus AllianzGI Convertible & Income Fund II
Virtus AllianzGI Diversified Income & Convertible Fund
Virtus AllianzGI Equity & Convertible Income Fund
Virtus Dividend, Interest & Premium Strategy Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-800-254-5197 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
As announced on December 17, 2021 and effective with their next regular distribution, the Board of Trustees (the “Board,” or the “Trustees”) of the Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.15 per share and $0.18 per share, respectively, effective with the distribution payable February 1, 2022. The Plan currently provides for NIE and NFJ to make a quarterly distribution at a rate of $0.50 per share and $0.245 per share, respectively, effective with the distribution payable March 25, 2022. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Plan had no effect on the Funds meeting their principal strategies during the most recent fiscal period and is not expected to have such an effect in future periods.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NIE
https://www.virtus.com/NFJ

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the period ended January 31, 2022.
During the fiscal year, strong monetary and fiscal support helped global markets recover from pandemic-related declines, particularly early in the period. Performance was mixed for the 12-months ended January 31, 2022, with geopolitical turmoil late in the period affecting some sectors more than others. U.S. large-capitalization stocks returned 23.29%, as measured by the S&P 500® Index, but small-cap stocks lost 1.21%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 7.03%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 7.23%.
In fixed income markets, the yield on the 10-year Treasury was 1.79% on January 31, 2022, up from 1.11% on January 31, 2021. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 2.97%. Non-investment grade bonds returned 2.06% for the period, as measured by the Bloomberg U.S. Corporate High Yield Bond Index.
In light of the Russian invasion of Ukraine and the current economic situation in Russia, Virtus affiliates have suspended all purchases of Russian securities and Allianz Global Investors U.S. (AllianzGI) has suspended all purchases of Russian securities in the Virtus AllianzGI closed-end funds.
During the reporting period and prior to the recent sanctions, the Virtus AllianzGI closed-end funds cumulatively had relatively minimal exposure to Russian government or corporate debt or to Russian equities.  Our full Statement on Impact of Russia Economic Sanctions is available at Virtus.com.
If you have any questions about your account, please call us at 1-800-254-5197.
Sincerely,
George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
March 2022
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of January 31, 2022, the Fund’s leverage consisted of $30.0 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 3% of the Fund’s total assets.
Manager Comments – Allianz Global Investors U.S. LLC (AllianzGI)
AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating the Fund’s assets. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio team at AllianzGI and covers the Fund’s performance for the period ended January 31, 2022(the Fund had a fiscal year change from February 28 to January 31).
How did the markets perform during the fiscal 11-month period ended January 31, 2022?
Global equities surged during 2021 as the rollout of COVID-19 vaccines boosted the outlook for a global recovery from the pandemic. Better-than-expected corporate earnings also drove stocks higher. Central banks remained supportive for much of the year, but rising inflation put them under growing pressure to withdraw their pandemic-related support measures as the year progressed.
Global stocks became increasingly volatile in the second half of 2021, with the Delta and Omicron variants of COVID-19 derailing the recovery by raising fears that vaccines would prove less effective. Many major central banks pivoted toward a more hawkish stance in December 2021 that would allow interest rates to rise in order to keep inflation in check. Global equities tumbled in January of 2022, driven by a sharp fall in U.S. stock prices. So-called “new technology” companies in particular suffered a sharp correction after the U.S. Federal Reserve (the Fed) suggested that inflation might force interest rates to rise more quickly than previously expected.
Against this backdrop, convertible securities were negatively impacted by underlying equity weakness, while high yield corporate bonds fared better, weathering the market volatility and producing a positive total return for the 11-month period.
What factors affected the Fund’s performance during its fiscal 11-month period?
For the 11 months ended January 31, 2022, the Fund’s net asset value (NAV) declined 1.85%, while its market price returned 2.75%. For the same period, the Fund’s benchmark, the MSCI AC World Index (net), returned 10.67%.
In December 2021, the Fund announced that it will institute a managed distribution plan and raise its monthly distribution rate by 20% to $0.15 per share, effective February 1, 2022. By implementing a managed distribution plan and providing a more attractive distribution rate, the Fund is seeking to enhance shareholder value and reduce the current discount to NAV at which its shares currently trade.
In the Fund’s equity portfolio, relative underperformance during the period was driven by stock selection and industry positioning. Stock selection in the life sciences, tools & services, and capital markets industries contributed to relative performance. Conversely, stock selection in the banks and the semiconductors & semiconductor equipment industries detracted from relative performance. From an industry allocation perspective, an overweight allocation to the health care providers & services industry contributed to relative performance, while not allocating to the technology hardware, storage & peripherals industry detracted from relative performance.
The Fund’s convertible securities exposure detracted from performance, with underlying equity weakness negatively impacting the asset class. Among convertible security positions, issues in technology, health care, and financials detracted the most from performance. Software and health services holdings were under the most pressure within technology and health care, respectively. There were no sectors that had a positive impact on performance.
Within the high yield bond allocation, the greatest positive contributors to performance were technology, health care, and media. Support services was the only industry that hindered performance among high yield holdings for the period.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	Since Year-End 2/28/21[2]	1 Year	Since Inception 10/31/19
Net Asset Value[1,3]	-1.85%	2.60%	23.33%
Market Value[1,3]	2.75%	5.54%	22.61%
MSCI AC World Index (net)[1,4]	10.67%	13.23%	15.71% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on October 31, 2019 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	The Fund had a fiscal year end change from February 28 to January 31.
[3]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Convertible & Income 2024 Target Term Fund’s (NYSE: CBH) (the “Fund”) investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share less offering costs of 1.65% per share) to holders of common shares on or about September 1, 2024. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of January 31, 2022, the Fund’s leverage consisted of $69.7 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 27% of the Fund’s total assets.
Manager Comments – Allianz Global Investors U.S. LLC(AllianzGI)
AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities, equities, and income-producing securities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio teams at AllianzGI and covers the Fund’s portfolio for the period ended January 31, 2022(the Fund had a fiscal year change from February 28 to January 31).
How did the markets perform during the fiscal 11-month period ended January 31, 2022?
The three asset classes utilized in the strategy delivered mixed returns, with U.S. leveraged loans and U.S. high yield bonds advancing, and U.S. convertible securities finishing lower over the reporting period. Better-than-expected corporate earnings and constructive economic data were tailwinds for risk assets such as equities and high yield bonds, but setbacks later in the period led to increased market volatility. Factors that weighed on investor sentiment included a less accommodative Federal Reserve (Fed), an increasing probability of interest rate hikes, rising bond yields, and a flatter yield curve, among other risks.
Quarterly earnings results largely surpassed analyst expectations, but outlooks and guidance on future results were mixed toward the end of the period. Many companies cited headwinds from the Omicron variant of COVID-19, supply chain issues, and inflationary pressures. The unemployment rate fell, home prices rose, and manufacturing and services surveys indicated ongoing expansion, while consumer sentiment declined alongside a significant rise in inflationary measures. After commencing the reduction of the Fed’s supportive asset purchases in November and then doubling the monthly pace in December, Chair Jerome Powell’s tone skewed more hawkish, indicating higher concern with controlling inflation, in January. In response to Powell’s remarks, the markets priced in a higher number of interest rate hikes in 2022. U.S. Treasury yields rose materially, but a sharper move in the 2-year note caused the yield curve to flatten consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Fund’s performance during its fiscal 11-month period?
For the 11 months ended January 31, 2022, the Fund’s net asset value (NAV) declined 0.28%, while its market price returned 7.33%. For the same period, the Fund’s composite benchmark, which consists of 40% ICE BofA U.S. Convertibles Index (representing convertible securities), 45% ICE BofA U.S. High Yield  BB-B Constrained Index (representing high yield bonds), and 15% Credit Suisse Leveraged Loan Index (representing leveraged loans), was down 1.39%. The underlying indexes returned -6.43% for convertible securities, 1.36% for high yield bonds, and 3.76% for leveraged loans.
The Fund benefited from its exposures to U.S. leveraged loans and U.S. high yield bonds, while its allocation to U.S. convertible securities detracted from performance.
Energy, technology, and telecommunications were the top-contributing sectors among convertible security positions during the reporting period. Conversely, exposure to the health care, consumer discretionary, and financials sectors detracted from performance.
Within the leveraged loans allocation, positive contributions from support services, retail, and technology were the most impactful. In contrast, energy was the only industry within the leveraged loans allocation that hindered performance.
Among high yield bond holdings, the industries that exhibited the greatest strength were energy, recreation & travel, and telecommunications. Industries that had a negative impact on performance included financial services, air transportation, and basic industry & real estate.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	Since Year-End 2/28/21[2]	1 Year	Since Inception 6/29/17
Net Asset Value[1,3]	-0.28%	0.62%	6.42%
Market Value[1,3]	7.33%	8.90%	6.47%
Composite: 40% ICE BofA U.S. Convertibles / 45% ICE BofA HY BB-B / 15% CS Leveraged Loan[1,4]	-1.39%	-0.01%	8.82% [5]
ICE BofA U.S. Convertibles Index[1,4]	-6.43%	-3.55%	14.84% [5]
ICE BofA U.S. High Yield BB-B Constrained Index[1,4]	1.36%	1.52%	4.91% [5]
Credit Suisse Leveraged Loan Index[1,4]	3.76%	4.45%	4.35% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on June 29, 2017 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	The Fund had a fiscal year end change from February 28 to January 31.
[3]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

CONVERTIBLE & INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Virtus AllianzGI Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the yields on its investments. As of January 31, 2022, the Fund’s leverage consisted of $352.1 million of borrowings made pursuant to a margin financing and/or securities lending and longer-term preferred shares, which represented approximately 40% of the Fund’s total assets.
Manager Comments – Allianz Global Investors U.S. LLC (AllianzGI)
AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities, equities, and income-producing securities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio teams at AllianzGI and covers the Fund’s portfolio for the period ended January 31, 2022 (the Fund had a fiscal year change from February 28 to January 31).
How did the markets perform during the fiscal 11-month period ended January 31, 2022?
The two asset classes utilized in the strategy delivered mixed returns, with U.S. high yield bonds advancing and U.S. convertible securities finishing lower over the reporting period. Better-than-expected corporate earnings and constructive economic data were tailwinds for risk assets such as equities and high yield bonds, but setbacks later in the period led to increased market volatility. Factors that weighed on investor sentiment included a less accommodative Federal Reserve (Fed), an increasing probability of interest rate hikes, rising bond yields, and a flatter yield curve, among other risks.
Quarterly earnings results largely surpassed analyst expectations, but outlooks and guidance on future results were mixed toward the end of the period. Many companies cited headwinds from the Omicron variant of COVID-19, supply chain issues, and inflationary pressures. The unemployment rate fell, home prices rose, and manufacturing and services surveys indicated ongoing expansion, while consumer sentiment declined alongside a significant rise in inflationary measures. After commencing the reduction of the Fed’s supportive asset purchases in November and then doubling the monthly pace in December, Chair Jerome Powell’s tone skewed more hawkish, indicating higher concern with controlling inflation, in January. In response to Powell’s remarks, the markets priced in a higher number of interest rate hikes in 2022. U.S. Treasury yields rose materially, but a sharper move in the 2-year note caused the yield curve to flatten consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Fund’s performance during its fiscal 11-month period?
For the 11 months ended January 31, 2022, the Fund’s net asset value (NAV) declined 7.41%, while its market price returned 1.14%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities) and 50% ICE BofA U.S. High Yield Index (representing high yield bonds), was down 2.36%. The underlying indexes returned -6.43% for convertible securities and 1.72% for high yield bonds.
The Fund benefited from its exposure to U.S. high yield bonds, while its allocation to U.S. convertible securities detracted from performance.
The Fund’s convertible securities exposure detracted from performance, with underlying equity weakness negatively impacting the asset class. Technology, media, and health care exposures detracted from performance. Software and advertising holdings were under the most pressure within technology and media, respectively. Conversely, energy, materials, and utilities were the top positive contributing sectors among convertible security positions.
Within the high yield bond allocation, the industries that exhibited the greatest strength were energy, theaters & entertainment, and automotive. Industries that had a negative impact on performance included financial services, health care, and telecommunications.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

CONVERTIBLE & INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	Since Year-End 2/28/21[2]	1 Year	5 Years	10 Years
Net Asset Value[1,3]	-7.41%	-5.95%	6.91%	7.86%
Market Value[1,3]	1.14%	1.34%	6.70%	6.37%
Composite: 50% ICE BofA U.S. Convertibles / 50% ICE BofA U.S. High Yield[1,4]	-2.36%	-0.69%	9.97%	9.34%
ICE BofA U.S. Convertibles Index[1,4]	-6.43%	-3.55%	14.69%	12.49%
ICE BofA U.S. High Yield Index[1,4]	1.72%	2.08%	5.23%	6.12%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	The Fund had a fiscal year end change from February 28 to January 31.
[3]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

CONVERTIBLE & INCOME FUND II
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The Fund employs leverage which enables the Fund to seek to enhance the yields on its investments. As of January 31, 2022, the Fund’s leverage consisted of $271.5 million of borrowings through preferred shares, which represented approximately 41% of the Fund’s total assets.
Manager Comments – Allianz Global Investors U.S. LLC (AllianzGI)
AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities, equities, and income-producing securities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio teams at AllianzGI and covers the Fund’s portfolio for the period ended January 31, 2022 (the Fund had a fiscal year change from February 28 to January 31).
How did the markets perform during the fiscal 11-month period ended January 31, 2022?
The two asset classes utilized in the strategy delivered mixed returns, with U.S. high yield bonds advancing and U.S. convertible securities finishing lower over the reporting period. Better-than-expected corporate earnings and constructive economic data were tailwinds for risk assets such as equities and high yield bonds, but setbacks later in the period led to increased market volatility. Factors that weighed on investor sentiment included a less accommodative Federal Reserve (Fed), an increasing probability of interest rate hikes, rising bond yields, and a flatter yield curve, among other risks.
Quarterly earnings results largely surpassed analyst expectations, but outlooks and guidance on future results were mixed toward the end of the period. Many companies cited headwinds from the Omicron variant of COVID-19, supply chain issues, and inflationary pressures. The unemployment rate fell, home prices rose, and manufacturing and services surveys indicated ongoing expansion, while consumer sentiment declined alongside a significant rise in inflationary measures. After commencing the reduction of the Fed’s supportive asset purchases in November and then doubling the monthly pace in December, Chair Jerome Powell’s tone skewed more hawkish, indicating higher concern with controlling inflation, in January. In response to Powell’s remarks, the markets priced in a higher number of interest rate hikes in 2022. U.S. Treasury yields rose materially, but a sharper move in the 2-year note caused the yield curve to flatten consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Fund’s performance during its fiscal 11-month period?
For the 11 months ended January 31, 2022, the Fund’s net asset value (NAV) declined 7.95%, while its market price was down 0.19%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities) and 50% ICE BofA U.S. High Yield Index (representing high yield bonds), was down 2.36%. The underlying indexes returned -6.43% for convertible securities and 1.72% for high yield bonds.
The Fund benefited from its exposure to U.S. high yield bonds, while its allocation to U.S. convertible securities detracted from performance.
The Fund’s convertible securities exposure detracted from performance, with underlying equity weakness negatively impacting the asset class. Technology, media, and health care exposures detracted from performance. Software and advertising holdings were under the most pressure within technology and media, respectively. Conversely, energy, materials, and utilities were the top positive contributing sectors among convertible security positions.
Within the high yield bond allocation, the industries that exhibited the greatest strength were energy, theaters & entertainment, and automotive. Industries that had a negative impact on performance included health care, telecommunications, and capital goods.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

CONVERTIBLE & INCOME FUND II
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	Since Year-End 2/28/21[2]	1 Year	5 Years	10 Years
Net Asset Value[1,3]	-7.95%	-6.24%	6.64%	7.77%
Market Value[1,3]	-0.19%	0.33%	5.85%	5.93%
Composite: 50% ICE BofA U.S. Convertibles / 50% ICE BofA U.S. High Yield[1,4]	-2.36%	-0.69%	9.97%	9.34%
ICE BofA U.S. Convertibles Index[1,4]	-6.43%	-3.55%	14.69%	12.49%
ICE BofA U.S. High Yield Index[1,4]	1.72%	2.08%	5.23%	6.12%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	The Fund had a fiscal year end change from February 28 to January 31.
[3]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

DIVERSIFIED INCOME & CONVERTIBLE FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of January 31, 2022, the Fund’s leverage consisted of $105.0 million of borrowings made pursuant to long-term senior notes, short-term margin loan financing, and mandatory redeemable preferred shares, which represented approximately 27% of the Fund’s total assets.
Manager Comments – Allianz Global Investors U.S. LLC (AllianzGI)
AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities, equities, and income-producing securities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio teams at AllianzGI and covers the Fund’s portfolio for the year ended January 31, 2022.
How did the markets perform during the Fund’s fiscal year ended January 31, 2022?
The three asset classes utilized in the strategy delivered mixed returns, with U.S. equities and U.S. high yield bonds advancing, and U.S. convertible securities finishing lower over the reporting period. Better-than-expected corporate earnings and constructive economic data were tailwinds for risk assets such as equities and high yield bonds, but setbacks later in the period led to increased market volatility. Factors that weighed on investor sentiment included a less accommodative Federal Reserve (Fed), an increasing probability of interest rate hikes, rising bond yields, and a flatter yield curve, among other risks.
Quarterly earnings results largely surpassed analyst expectations, but outlooks and guidance on future results were mixed toward the end of the period. Many companies cited headwinds from the Omicron variant of COVID-19, supply chain issues, and inflationary pressures. The unemployment rate fell, home prices rose, and manufacturing and services surveys indicated ongoing expansion, while consumer sentiment declined alongside a significant rise in inflationary measures. After commencing the reduction of the Fed’s supportive asset purchases in November and then doubling the monthly pace in December, Chair Jerome Powell’s tone skewed more hawkish, indicating higher concern with controlling inflation, in January. In response to Powell’s remarks, the markets priced in a higher number of interest rate hikes in 2022. U.S. Treasury yields rose materially, but a sharper move in the 2-year note caused the yield curve to flatten consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2022, the Fund’s net asset value (NAV) declined 2.32%, while its market price returned 7.46%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities), 25% ICE BofA U.S. High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned 2.99%. The underlying indexes returned -3.55% for convertible securities, 2.08% for high yield bonds, and 17.52% for equities.
In December 2021, the Fund announced that it will institute a managed distribution plan and raise its monthly distribution rate by 8% to $0.18 per share, effective February 1, 2022. By implementing a managed distribution plan and providing a more attractive distribution rate, the Fund is seeking to enhance shareholder value and reduce the current discount to NAV at which its shares currently trade.
The Fund benefited from its exposure to U.S. equities and U.S. high yield bonds, while its allocation to U.S. convertibles securities detracted from performance.
Information technology, health care, and communication services were the top-contributing sectors among equity holdings during the reporting period. There were no sectors among equity holdings that detracted from performance.
The Fund’s convertible securities exposure detracted from performance, with underlying equity weakness negatively impacting the asset class. Technology, health care, and media exposures detracted from performance. Software and health services holdings were under the most pressure within technology and health care, respectively. Conversely, energy, materials, and financials were the top positive contributing sectors among convertible security positions.
Among high yield holdings, the industries exhibiting the greatest strength were energy, theaters & entertainment, and financial services. The industries that had a negative impact on performance included health care, telecommunications, and retail.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

DIVERSIFIED INCOME & CONVERTIBLE FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	1 Year	5 Years	Since Inception 5/26/15
Net Asset Value[1,2]	-2.32%	17.65%	13.80%
Market Value[1,2]	7.46%	20.55%	13.68%
Composite: 50% ICE BofA U.S. Convertibles / 25% ICE BofA U.S. High Yield / 25% Russell 1000® Growth[1,3]	2.99%	14.23%	11.49% [4]
ICE BofA U.S. Convertibles Index[1,3]	-3.55%	14.69%	11.35% [4]
ICE BofA U.S. High Yield Index[1,3]	2.08%	5.23%	5.25% [4]
Russell 1000® Growth Index[1,3]	17.52%	22.28%	17.80% [4]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on May 26, 2015 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

EQUITY & CONVERTIBLE INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments – Allianz Global Investors U.S. LLC (AllianzGI)
AllianzGI manages the Fund, leveraging the knowledge and skills of an experienced investment team that has a long track record in closed-end fund management. The team takes a dynamic approach to allocating Fund assets across convertible securities, equities, and income-producing securities. They invest for the long term, employing innovative investment expertise and global resources. The following commentary is provided by the portfolio teams at AllianzGI and covers the Fund’s portfolio for the year ended January 31, 2022.
How did the markets perform during the Fund’s fiscal year ended January 31, 2022?
The two asset classes utilized in the strategy delivered mixed returns, with U.S. equities advancing and U.S. convertible securities finishing lower over the reporting period. Better-than-expected corporate earnings and constructive economic data were tailwinds for risk assets such as equities and high yield bonds, but setbacks later in the period led to increased market volatility. Factors that weighed on investor sentiment included a less accommodative Federal Reserve (Fed), an increasing probability of interest rate hikes, rising bond yields, and a flatter yield curve, among other risks.
Quarterly earnings results largely surpassed analyst expectations, but outlooks and guidance on future results were mixed toward the end of the period. Many companies cited headwinds from the Omicron variant of COVID-19, supply chain issues, and inflationary pressures. The unemployment rate fell, home prices rose, and manufacturing and services surveys indicated ongoing expansion, while consumer sentiment declined alongside a significant rise in inflationary measures. After commencing the reduction of the Fed’s supportive asset purchases in November and then doubling the monthly pace in December, Chair Jerome Powell’s tone skewed more hawkish, indicating higher concern with controlling inflation, in January. In response to Powell’s remarks, the markets priced in a higher number of interest rate hikes in 2022. U.S. Treasury yields rose materially, but a sharper move in the 2-year note caused the yield curve to flatten consistent with the expectation of the Fed getting ready to raise rates.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2022, the Fund’s net asset value (NAV) returned 8.22%, while its market price returned 9.80%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 8.77%. The underlying indexes returned 17.52% for equities, and -3.55% for convertible securities.
In December 2021, the Fund announced that it will institute a managed distribution plan and raise its quarterly distribution rate by 32% to $0.50 per share, effective March 25, 2022. By implementing a managed distribution plan and providing a more attractive distribution rate, the Fund is seeking to enhance shareholder value and reduce the current discount to NAV at which its shares currently trade.
The Fund benefited from its exposure to U.S. equities, while its allocation to U.S. convertible securities detracted from performance.
Information technology, health care, and communication services were the top positive contributing sectors among equity holdings during the reporting period. There were no sectors among equity holdings that detracted from performance.
Within the convertible securities allocation, outperforming exposures included energy, materials, and utilities, whereas the technology, media, and financials sectors underperformed.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

EQUITY & CONVERTIBLE INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	1 Year	5 Years	10 Years
Net Asset Value[1,2]	8.22%	14.97%	11.95%
Market Value[1,2]	9.80%	16.22%	12.93%
Composite: 60% Russell 1000® Growth / 40% ICE BofA U.S. Convertibles[1,3]	8.77%	19.29%	15.85%
Russell 1000® Growth Index[1,3]	17.52%	22.28%	18.03%
ICE BofA U.S. Convertibles Index[1,3]	-3.55%	14.69%	12.49%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2022
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
Manager Comments – Allianz Global Investors U.S. LLC (AllianzGI) & NFJ Investment Group, LLC (NFJ)
AllianzGI manages the Fund’s convertible securities portfolio, while NFJ manages the Fund’s equity and options portfolios. The NFJ and AllianzGI teams have been working together for more than 15 years. The skilled investment team at AllianzGI has a long track record in closed-end fund management. They invest for the long term, employing innovative investment expertise and global resources. The NFJ investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at AllianzGI and NFJ and covers the Fund’s portfolio for the year ended January 31, 2022.
How did the markets perform during the Fund’s fiscal year ended January 31, 2022?
The reporting period was generally marked by strength, as massive federal and monetary stimulus and COVID-19 vaccinations sparked trading in stocks of companies expected to benefit from a reopening economy and buoyed U.S. equity returns. Some of that euphoria began to taper off toward the end of the period, with concerns ranging from higher inflation and eventual interest rate hikes to the worldwide spread of the Delta variant of COVID-19 and supply chain bottlenecks. Markets witnessed increased volatility early and toward the end of the reporting period, as measured by the CBOE Volatility Index (VIX®), over the 12 months ended January 31, 2022.
Within the Russell 1000® Value Index, energy led returns with a 78% gain, followed by strength from the financials and real estate sectors. In contrast, absolute returns for the communication services, information technology, and utilities sectors underperformed the broader Index’s double-digit returns during the reporting period.
Convertible securities finished lower for the reporting period. The ICE BofA U.S. Convertibles Index returned -3.55%. Convertible securities were negatively impacted by underlying equity weakness.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2022, the Fund’s net asset value (NAV) returned 13.39%, while its market price returned 17.77%. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value Index (representing equities) and 25% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 16.21%. The underlying indexes returned 23.37% for equities, and -3.55% for convertible securities.
In December 2021, the Fund announced that it will institute a managed distribution plan and raise its quarterly distribution rate by 9% to $0.245 per share, effective March 25, 2022. By implementing a managed distribution plan and providing a more attractive distribution rate, the Fund is seeking to enhance shareholder value and reduce the current discount to NAV at which its shares currently trade.
The Fund benefited from its exposure to equity holdings.
In the equity portfolio, relative performance results versus the Russell 1000® Value Index were due to positive stock selection, while sector allocation was negative over the reporting period. Selection was strong across the technology and communications sectors. These gains were partially offset by holdings in the financials and real estate sectors that failed to keep pace with benchmark shares. An overweight in technology and underweight in energy detracted from performance. Conversely, an underweight in communication services and overweight in real estate boosted returns for the 12-month period.
Within convertibles, outperforming exposures included energy, materials, and utilities, while the technology, media, and financials sectors detracted from performance.
In the options sleeve, many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2022
Average Annual Total Returns1 for periods ended 1/31/22

	1 Year	5 Years	10 Years
Net Asset Value[1,2]	13.39%	9.02%	7.37%
Market Value[1,2]	17.77%	10.27%	7.50%
Composite: 75% Russell 1000® Value / 25% ICE BofA U.S. Convertibles[1,3]	16.21%	11.63%	12.41%
Russell 1000® Value Index[1,3]	23.37%	10.48%	12.28%
ICE BofA U.S. Convertibles Index[1,3]	-3.55%	14.69%	12.49%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 18.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
January 31, 2022
The following tables present the portfolio holdings within certain industries as a percentage of total investments at January 31, 2022.
Artificial Intelligence & Technology Opportunities Fund
Common Stocks		50%
Semiconductors & Semiconductor Equipment	10%
Software	7
Healthcare Providers & Services	4
All other Common Stocks	29
Convertible Bonds and Notes		35
Software	9
Internet	8
Semiconductors	4
All other Convertible Bonds and Notes	14
Short-Term Investment		6
Convertible Preferred Stocks		5
Corporate Bonds and Notes		3
Internet	1
Telecommunications	1
Pharmaceuticals	1
Securities Lending Collateral		1
Total		100%
Convertible & Income 2024 Target Term Fund
Convertible Bonds and Notes		40%
Software	13%
Biotechnology	7
Equity Real Estate Investment Trusts (REITs)	5
All other Convertible Bonds and Notes	15
Corporate Bonds and Notes		32
Media	5
Oil, Gas & Consumable Fuels	3
Healthcare-Services	3
All other Corporate Bonds and Notes	21
Leveraged Loans		23
Short-Term Investment		4
Securities Lending Collateral		1
Total		100%

Convertible & Income Fund
Convertible Bonds and Notes		48%
Internet	11%
Software	10
Commercial Services	3
All other Convertible Bonds and Notes	24
Corporate Bonds and Notes		30
Oil, Gas & Consumable Fuels	3
Media	3
Entertainment	2
All other Corporate Bonds and Notes	22
Convertible Preferred Stocks		16
Short-Term Investment		4
Securities Lending Collateral		1
Common Stocks		1
Total		100%
Convertible & Income Fund II
Convertible Bonds and Notes		48%
Internet	11%
Software	10
Commercial Services	3
All other Convertible Bonds and Notes	24
Corporate Bonds and Notes		31
Oil, Gas & Consumable Fuels	3
Media	3
Entertainment	2
All other Corporate Bonds and Notes	23
Convertible Preferred Stocks		16
Short-Term Investment		4
Common Stocks		1
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
January 31, 2022
Diversified Income & Convertible Fund
Convertible Bonds and Notes		48%
Internet	10%
Software	9
Pharmaceuticals	3
All other Convertible Bonds and Notes	26
Common Stocks		25
Software	4
Interactive Media & Services	2
Semiconductors & Semiconductor Equipment	2
All other Common Stocks	17
Corporate Bonds and Notes		13
Oil, Gas & Consumable Fuels	1
Media	1
Telecommunications	1
All other Corporate Bonds and Notes	10
Convertible Preferred Stocks		10
Short-Term Investment		4
Total		100%
Equity & Convertible Income Fund
Common Stocks		63%
Software	9%
Interactive Media & Services	6
Semiconductors & Semiconductor Equipment	6
All other Common Stocks	42
Convertible Bonds and Notes		27
Internet	7
Software	5
Media	1
All other Convertible Bonds and Notes	14
Convertible Preferred Stocks		7
Short-Term Investment		3
Total		100%

Dividend, Interest & Premium Strategy Fund
Common Stocks		76%
Software	8%
Semiconductors & Semiconductor Equipment	7
Equity Real Estate Investment	6
All other Common Stocks	55
Convertible Bonds and Notes		18
Internet	4
Software	3
Healthcare-Products	1
All other Convertible Bonds and Notes	10
Convertible Preferred Stocks		5
Short-Term Investment		1
Total		100%

KEY INVESTMENT TERMS (Unaudited)
January 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)
The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans.The index is calculated on a total return basis, is unmanaged and is not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
Enterprise value (“EV”)
EV is a measure of a company’s total value, often used as a comprehensive alternative to equity market capitalization that includes debt.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index is a widely used, unmanaged index that measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index is market capitalization weighted and is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE Bofa U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

KEY INVESTMENT TERMS (Unaudited) (Continued)
January 31, 2022
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Public Joint Stock Company (“PJSC”)
A public joint stock company is a method to allow thousands or millions of people to jointly own a business. The most important feature is limited liability. The most important function of a public joint stock company is that the investor can only lose their initial investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 1000® Index
The Russell 1000® Index is an unmanaged index that consists of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. It is highly correlated with the S&P 500® Index. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
 S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Artificial Intelligence & Technology Opportunities Fund
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—3.5%
Computers—0.4%
NCR Corp. 144A 5.125%, 4/15/29(1)	$ 3,500	$ 3,492
Internet—1.2%
Go Daddy Operating Co., LLC 144A 5.250%, 12/1/27(1)	3,500	3,588
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)	3,000	3,086
Netflix, Inc. 144A 5.375%, 11/15/29(1)(2)	3,000	3,430
		10,104

Pharmaceuticals—0.5%
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	4,000	4,145
Software—0.5%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	4,000	3,810
Telecommunications—0.9%
CommScope, Inc. 144A 8.250%, 3/1/27(1)	4,000	3,914
LogMeIn, Inc. 144A 5.500%, 9/1/27(1)	4,000	3,890
		7,804

Total Corporate Bonds and Notes (Identified Cost $30,967)		29,355

	Shares
Convertible Preferred Stocks—5.1%
Life Sciences Tools & Services—2.4%
Avantor, Inc. Series A, 6.250%	67,500	7,708
Danaher Corp. Series A, 4.750%	6,200	11,819
		19,527

Semiconductors & Semiconductor Equipment—1.6%
Broadcom, Inc. Series A, 8.000%	7,385	13,527
Telecommunications—1.1%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	9,220	9,170
Total Convertible Preferred Stocks (Identified Cost $30,657)		42,224

Common Stocks—53.4%
Air Freight & Logistics—1.7%
GXO Logistics, Inc.(3)	78,610	6,384
United Parcel Service, Inc. Class B	37,490	7,581
		13,965

	Shares	Value

Auto Components—0.7%
Aptiv plc(3)	42,035	$ 5,741
Banks—3.6%
Bank of America Corp.	232,505	10,728
JPMorgan Chase & Co.	79,295	11,783
SVB Financial Group(3)	13,415	7,833
		30,344

Biotechnology—0.3%
Horizon Therapeutics plc(3)	28,963	2,703
Capital Markets—3.4%
Charles Schwab Corp. (The)	128,990	11,313
Morgan Stanley	162,505	16,663
		27,976

Communications Equipment—1.5%
Cisco Systems, Inc.	50,260	2,798
Motorola Solutions, Inc.	40,250	9,336
		12,134

Consumer Finance—0.2%
American Express Co.	8,890	1,599
Electrical Equipment—0.8%
Plug Power, Inc.(2)(3)	71,105	1,555
Rockwell Automation, Inc.	18,085	5,231
		6,786

Electronic Equipment, Instruments & Components—1.1%
Flex Ltd.(3)	569,045	9,207
Energy Equipment & Services—1.6%
Schlumberger N.V.	346,750	13,547
Equity Real Estate Investment—0.2%
Equinix, Inc.	2,270	1,645
Healthcare Equipment & Supplies—0.6%
Hologic, Inc.(3)	76,955	5,405
Healthcare Providers & Services—4.1%
Anthem, Inc.	26,225	11,565
Laboratory Corp. of America Holdings(3)	9,335	2,533
UnitedHealth Group, Inc.	42,465	20,068
		34,166

Hotels, Restaurants & Leisure—3.8%
Caesars Entertainment, Inc.(3)	53,205	4,051
Hilton Worldwide Holdings, Inc.(3)	84,400	12,248
McDonald’s Corp.	39,365	10,213
Starbucks Corp.	50,775	4,992
		31,504

Industrial Conglomerates—0.6%
Honeywell International, Inc.	26,480	5,415
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Insurance—0.8%
Progressive Corp. (The)	59,075	$ 6,419
Interactive Media & Services—2.4%
Alphabet, Inc. Class A(3)	5,080	13,747
Meta Platforms, Inc. Class A(3)	10,370	3,248
ZoomInfo Technologies, Inc. Class A(3)	56,208	2,971
		19,966

Internet & Direct Marketing Retail—1.0%
Amazon.com, Inc.(3)	2,730	8,167
IT Services—1.2%
Mastercard, Inc. Class A	25,305	9,777
Life Sciences Tools & Services—2.9%
Charles River Laboratories International, Inc.(3)	16,180	5,336
IQVIA Holdings, Inc.(3)	78,102	19,127
		24,463

Machinery—2.4%
Deere & Co.	52,076	19,601
Metals & Mining—1.1%
Freeport-McMoRan, Inc.	249,117	9,272
Semiconductors & Semiconductor Equipment—10.3%
Analog Devices, Inc.	42,805	7,019
Applied Materials, Inc.	70,380	9,725
GlobalFoundries, Inc.(2)(3)	105,493	5,205
Lam Research Corp.	15,150	8,937
Marvell Technology, Inc.	229,735	16,403
Micron Technology, Inc.	96,805	7,964
NXP Semiconductors N.V.	91,365	18,770
Synaptics, Inc.(3)	19,440	4,089
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	52,780	6,473
Teradyne, Inc.(2)	8,010	941
		85,526

Software—7.1%
Cadence Design Systems, Inc.(3)	37,140	5,650
Crowdstrike Holdings, Inc. Class A(3)	26,700	4,823
Intuit, Inc.	19,160	10,638
Microsoft Corp.	67,505	20,993
Oracle Corp.	88,695	7,199
salesforce.com, Inc.(3)	24,015	5,587
ServiceNow, Inc.(3)	6,370	3,731
		58,621

Total Common Stocks (Identified Cost $351,715)		443,949

	Par Value	Value
Convertible Bonds and Notes—36.6%
Auto Manufacturers—1.5%
Ford Motor Co. 144A 0.000%, 3/15/26(1)	$ 7,500	$ 10,174
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	2,730	2,255
		12,429

Biotechnology—1.1%
Guardant Health, Inc. 0.000%, 11/15/27	7,000	5,949
Illumina, Inc. 0.000%, 8/15/23(2)	2,715	3,005
		8,954

Commercial Services—2.3%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(1)	6,365	4,981
Block, Inc. 0.250%, 11/1/27(2)	7,710	7,180
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(1)	4,090	4,106
144A 0.500%, 8/1/27(1)(2)	3,075	2,590
		18,857

Computers—3.2%
Lumentum Holdings, Inc. 0.500%, 12/15/26	9,000	10,802
Pure Storage, Inc. 0.125%, 4/15/23(2)	8,500	9,992
Zscaler, Inc. 0.125%, 7/1/25	2,995	5,410
		26,204

Diversified Financial Services—0.4%
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	3,925	3,642
Electronics—0.7%
II-VI, Inc. 0.250%, 9/1/22	4,500	6,225
Energy-Alternate Sources—0.9%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(1)	3,500	3,227
144A 0.000%, 3/1/28(1)	4,500	4,107
		7,334

Healthcare-Products—0.9%
Insulet Corp. 0.375%, 9/1/26	5,850	7,432
Internet—8.9%
Airbnb, Inc. 144A 0.000%, 3/15/26(1)	6,500	6,175
Etsy, Inc. 0.125%, 9/1/27(2)	5,725	6,380
Lyft, Inc. 1.500%, 5/15/25	1,500	1,882

See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Internet—continued
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	$ 4,220	$ 6,589
Okta, Inc. 0.375%, 6/15/26	9,250	10,298
Palo Alto Networks, Inc. 0.750%, 7/1/23(2)	5,600	10,958
Sea Ltd. 0.250%, 9/15/26	8,330	6,970
Shopify, Inc. 0.125%, 11/1/25(2)	6,000	6,387
Snap, Inc. 144A 0.000%, 5/1/27(1)	10,130	8,692
Uber Technologies, Inc. 0.000%, 12/15/25(2)	5,400	5,057
Wayfair, Inc. 0.625%, 10/1/25(2)	4,925	4,316
		73,704

Leisure Time—1.3%
Royal Caribbean Cruises Ltd. 2.875%, 11/15/23	9,000	10,674
Pharmaceuticals—1.2%
Dexcom, Inc. 0.250%, 11/15/25(2)	9,740	10,357
Semiconductors—4.3%
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(1)	9,385	9,693
Microchip Technology, Inc. 0.125%, 11/15/24(2)	10,457	12,405
ON Semiconductor Corp. 144A 0.000%, 5/1/27(1)(2)	10,450	13,952
		36,050

Software—9.9%
Akamai Technologies, Inc. 0.125%, 5/1/25	6,000	7,698
Bentley Systems, Inc. 144A 0.125%, 1/15/26(1)	7,500	7,080
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	10,000	9,008
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	8,000	7,427
Coupa Software, Inc. 0.375%, 6/15/26	5,300	4,723
Datadog, Inc. 0.125%, 6/15/25	915	1,567
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(1)	8,670	7,011
Five9, Inc. 0.500%, 6/1/25	3,335	3,898
MongoDB, Inc. 0.250%, 1/15/26	3,020	6,043
Nutanix, Inc. 144A 0.250%, 10/1/27(1)	10,372	8,786
Porch Group, Inc. 144A 0.750%, 9/15/26(1)	6,265	4,882
Splunk, Inc. 1.125%, 6/15/27	7,480	6,792
	Par Value	Value

Software—continued
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	$ 8,350	$ 6,985
		81,900

Total Convertible Bonds and Notes (Identified Cost $302,417)		303,762

Total Long-Term Investments—98.6% (Identified Cost $715,756)		819,290

	Shares
Short-Term Investment—5.9%
Money Market Mutual Fund—5.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(4)	48,672,310	48,672
Total Short-Term Investment (Identified Cost $48,672)		48,672

Securities Lending Collateral—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(4)(5)	12,999,999	13,000
Total Securities Lending Collateral (Identified Cost $13,000)		13,000

TOTAL INVESTMENTS—106.1% (Identified Cost $777,428)		$880,962
Other assets and liabilities, net—(6.1)%		(50,483)
NET ASSETS—100.0%		$830,479

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $169,887 or 20.5% of net assets.
(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	Non-income producing.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(5)	Represents security purchased with cash collateral received for securities on loan.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Country Weightings (Unaudited)†
United States	90%
Netherlands	2
Curaçao	2
Cayman Islands	1
Liberia	1
Singapore	1
Taiwan	1
Other	2
Total	100%
† % of total investments as of January 31, 2022.
The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 29,355	$ —	$ 29,355
Convertible Bonds and Notes	303,762	—	303,762
Equity Securities:
Common Stocks	443,949	443,949	—
Convertible Preferred Stocks	42,224	33,054	9,170
Securities Lending Collateral	13,000	13,000	—
Money Market Mutual Fund	48,672	48,672	—
Total Investments	$880,962	$538,675	$342,287
There were no securities valued using significant unobservable inputs (Level 3) at January 31, 2022.
There were no transfers into or out of Level 3 related to securities held at January 31, 2022.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—45.3%
Aerospace & Defense—1.2%
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)(2)	$ 1,722	$ 1,838
144A 6.250%, 9/15/24(1)(2)	350	349
		2,187

Airlines—2.2%
Delta Air Lines, Inc. 2.900%, 10/28/24(2)(3)	4,000	3,949
Auto Manufacturers—2.4%
Ford Motor Credit Co. LLC 3.087%, 1/9/23(2)	4,250	4,261
Building Materials—2.0%
Koppers, Inc. 144A 6.000%, 2/15/25(1)(2)	3,500	3,509
Commercial Services—1.7%
ADT Security Corp. (The) 4.125%, 6/15/23(2)	3,000	3,041
Containers & Packaging—1.7%
Owens-Brockway Glass Container, Inc. 144A 5.875%, 8/15/23(1)(2)(3)	3,000	3,094
Diversified Financial Services—2.9%
Navient Corp. 7.250%, 9/25/23(2)	1,800	1,894
OneMain Finance Corp. 8.250%, 10/1/23(2)	3,000	3,240
		5,134

Entertainment—2.2%
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(1)(3)	4,000	4,007
Equity Real Estate Investment Trusts (REITs)—2.2%
Service Properties Trust 4.350%, 10/1/24(2)	4,170	3,983
Food & Beverage—2.2%
Albertsons Cos., Inc. 144A 3.500%, 2/15/23(1)(2)(3)	4,000	4,032
Healthcare-Services—3.9%
HCA, Inc. 5.375%, 2/1/25(2)	3,000	3,193
Tenet Healthcare Corp. 4.625%, 7/15/24(2)	3,716	3,731
		6,924

Internet—2.5%
Netflix, Inc. 5.875%, 2/15/25(2)	4,000	4,400
	Par Value	Value

Leisure Time—1.8%
Royal Caribbean Cruises Ltd. 144A 10.875%, 6/1/23(1)(2)	$ 3,000	$ 3,212
Lodging—2.0%
Wynn Las Vegas LLC 144A 5.500%, 3/1/25(1)(2)(3)	3,500	3,519
Media—6.7%
CCO Holdings LLC 144A 4.000%, 3/1/23(1)(2)(3)	4,000	3,980
CSC Holdings LLC 5.250%, 6/1/24(2)(3)	4,000	4,120
DISH DBS Corp. 5.875%, 11/15/24(2)	3,785	3,812
		11,912

Oil, Gas & Consumable Fuels—4.1%
Antero Resources Corp. 5.000%, 3/1/25(2)(3)	3,000	3,037
Occidental Petroleum Corp. 6.950%, 7/1/24(2)	4,000	4,360
		7,397

Telecommunications—3.6%
Lumen Technologies, Inc. 7.500%, 4/1/24(2)(3)	3,000	3,205
Sprint Corp. 7.125%, 6/15/24(2)	3,000	3,270
		6,475

Total Corporate Bonds and Notes (Identified Cost $81,329)		81,036

Leveraged Loans—31.9%
Advertising—0.6%
Advantage Sales & Marketing, Inc. Tranche B-1 (3 month LIBOR + 4.500%) 5.250%, 10/28/27 (4)	990	996
Aerospace & Defense—0.8%
TransDigm, Inc. Tranche F (1 month LIBOR + 2.250%) 2.355%, 12/9/25 (4)	1,452	1,435
Airlines—0.3%
Delta Air Lines, Inc. (3 month LIBOR + 3.750%) 4.750%, 10/20/27 (4)	500	528
Auto Components—1.1%
Adient U.S. LLC Tranche B-1 (1 month LIBOR + 3.500%) 3.605%, 4/10/28 (4)	995	994
Tenneco, Inc. Tranche B (1 month LIBOR + 3.000%) 3.105%, 10/1/25 (4)	990	978
		1,972

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Chemicals—0.6%
Ecovyst Catalyst Technologies LLC (3 month LIBOR + 2.750%) 3.250%, 6/9/28 (4)	$ 995	$ 994
Commercial Services—1.8%
Allied Universal Holdco LLC (3 month LIBOR + 3.750%) 4.250%, 5/12/28 (4)	997	994
Hertz Corp. (The)
Tranche B (1 month LIBOR + 3.250%) 3.750%, 6/30/28 (4)	419	418
Tranche C (1 month LIBOR + 3.250%) 3.750%, 6/30/28 (4)	79	79
Travelport Finance (Luxembourg) S.a.r.l. First Lien (1 month LIBOR + 5.000%) 5.130%, 5/29/26 (4)	977	809
WEX, Inc. Tranche B (1 month LIBOR + 2.250%) 2.355%, 3/31/28 (4)	993	986
		3,286

Computers—1.9%
Conduent Business Services LLC Tranche B (1 month LIBOR + 4.250%) 4.750%, 10/16/28 (4)	1,000	1,002
KBR, Inc. Tranche B (1 month LIBOR + 2.750%) 2.855%, 2/5/27 (4)	1,008	1,008
NCR Corp. (3 month LIBOR + 2.500%) 2.800%, 8/28/26 (4)	1,470	1,454
		3,464

Containers & Packaging—0.8%
Pactiv Evergreen Group Holdings, Inc. Tranche B-3 (1 month LIBOR + 3.500%) 4.000%, 9/25/28 (4)	1,499	1,495
Diversified Financial Services—0.4%
Blucora, Inc. (3 month LIBOR + 4.000%) 5.000%, 5/22/24 (4)	741	739
Entertainment—3.4%
AMC Entertainment Holdings, Inc. Tranche B-1 (1 month LIBOR + 3.000%) 3.104%, 4/22/26 (4)	973	864
Lions Gate Capital Holdings LLC Tranche B (1 month LIBOR + 2.250%) 2.355%, 3/24/25 (4)	1,215	1,207
Penn National Gaming, Inc . Tranche B-1 (1 month LIBOR + 2.250%) 3.000%, 10/15/25 (4)	1,491	1,489
Scientific Games International, Inc. Tranche B-5 (1 month LIBOR + 2.750%) 2.855%, 8/14/24 (4)	960	957
Stars Group Holdings B.V. 2021 (3 month LIBOR + 2.250%) 2.473%, 7/21/26 (4)	1,626	1,621
		6,138

	Par Value	Value

Environmental Services—0.6%
GFL Environmental, Inc. 2020 (3 month LIBOR + 3.000%) 0.000%, 5/30/25 (4)(5)	$ 1,000	$ 1,000
Food Service—0.6%
Aramark Services, Inc. Tranche B-5 (1 month LIBOR + 2.500%) 0.000%, 4/6/28 (4)(5)	1,000	995
Healthcare-Products—0.9%
Ortho-Clinical Diagnostics, Inc. (1 month LIBOR + 3.000%) 3.102%, 6/30/25 (4)	1,556	1,555
Internet—1.2%
Go Daddy Operating Co. LLC Tranche B-2 (1 month LIBOR + 1.750%) 1.863%, 2/15/24 (4)	1,205	1,196
Match Group, Inc. Tranche B-1 (3 month LIBOR + 1.750%) 1.908%, 2/13/27 (4)	1,000	981
		2,177

Leisure Time—0.5%
Callaway Golf Co. (1 month LIBOR + 4.500%) 4.605%, 1/2/26 (4)	912	914
Lodging—2.0%
Caesars Resort Collection LLC Tranche B (1 month LIBOR + 2.750%) 2.855%, 12/23/24 (4)	1,455	1,446
Hilton Grand Vacations Borrower LLC (1 month LIBOR + 3.000%) 3.500%, 8/2/28 (4)	1,247	1,244
Playa Resorts Holding B.V. (1 month LIBOR + 2.750%) 3.750%, 4/29/24 (4)	931	914
		3,604

Machinery-Diversified—0.9%
Gardner Denver, Inc. Tranche B-1 (1 month LIBOR + 1.750%) 1.855%, 3/1/27 (4)	1,597	1,581
Media—4.8%
Charter Communications Operating LLC Tranche B-2 (1 month LIBOR + 1.750%) 1.860%, 2/1/27 (4)	995	984
CSC Holdings LLC 2018 (1 month LIBOR + 2.250%) 2.356%, 1/15/26 (4)	1,225	1,205
DirectV Financing LLC (3 month LIBOR + 5.000%) 5.750%, 8/2/27 (4)	977	978
Gray Television, Inc. Tranche B-2 (1 month LIBOR + 2.250%) 2.602%, 2/7/24 (4)	1,432	1,427
Nexstar Broadcasting, Inc. Tranche B-4 (1 month LIBOR + 2.500%) 2.602%, 9/18/26 (4)	1,312	1,307

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
Sinclair Television Group, Inc. Tranche B-3 (1 month LIBOR + 3.000%) 3.110%, 4/1/28 (4)	$ 1,244	$ 1,225
Virgin Media Bristol LLC Tranche N (1 month LIBOR + 2.500%) 2.610%, 1/31/28 (4)	1,500	1,486
		8,612

Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc. (1 month LIBOR + 2.250%) 2.375%, 7/31/26 (4)	620	623
Oil, Gas & Consumable Fuels—0.0%
Lealand Finance Co. B.V. (1 month LIBOR + 4.000%) 4.104%, 6/30/25 (4)	169	79
Pharmaceuticals—1.4%
Bausch Health Cos., Inc. (1 month LIBOR + 3.000%) 3.105%, 6/2/25 (4)	729	723
HLF Financing S.a.r.l. LLC Tranche B (1 month LIBOR + 2.500%) 2.605%, 8/18/25 (4)	888	884
Horizon Therapeutics USA, Inc. Tranche B-2 (1 month LIBOR + 1.750%) 2.250%, 3/15/28 (4)	992	985
		2,592

Retail—3.1%
Academy Ltd. (1 month LIBOR + 3.750%) 0.000%, 11/5/27 (4)(5)	1,000	1,000
Burlington Coat Factory Warehouse Corp. Tranche B-6 (1 month LIBOR + 2.000%) 2.110%, 6/24/28 (4)	857	854
CWGS Group LLC Tranche B (1 month LIBOR + 2.500%) 3.250%, 6/3/28 (4)	990	982
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28 (4)	1,171	1,169
Restoration Hardware, Inc. (3 month LIBOR + 2.500%) 3.000%, 10/20/28 (4)	1,496	1,491
		5,496

Semiconductors—0.3%
Cohu, Inc. Tranche B (3 month LIBOR + 3.000%) 3.518%, 10/1/25 (4)	460	457
Software—1.1%
Boxer Parent Co., Inc. 2021 (3 month LIBOR + 3.750%) 3.974%, 10/2/25 (4)	875	871
Camelot US Acquisition I Co. (1 month LIBOR + 3.000%) 3.105%, 10/30/26 (4)	1,197	1,193
		2,064

	Par Value	Value

Telecommunications—2.5%
CenturyLink, Inc. Tranche B (1 month LIBOR + 2.250%) 2.355%, 3/15/27 (4)	$ 980	$ 963
Ciena Corp. 2020 (1 month LIBOR + 1.750%) 1.859%, 9/26/25 (4)	992	993
Commscope, Inc. (1 month LIBOR + 3.250%) 3.355%, 4/6/26 (4)	1,470	1,443
Frontier Communications Co. Tranche B (3 month LIBOR + 3.750%) 4.500%, 5/1/28 (4)	995	992
		4,391

Total Leveraged Loans (Identified Cost $57,642)		57,187

	Shares
Common Stocks—0.4%
Banks—0.4%
CCF Holdings LLC(6)(7)	1,369,231	602
CCF Holdings LLC Class M(6)(7)	293,320	129
		731

Construction & Engineering—0.0%
McDermott International Ltd.(7)	71,796	46
Total Common Stocks (Identified Cost $3,272)		777

Warrant—0.1%
Banks—0.1%
CCF Holdings LLC(6)(7)	485,227	111
Total Warrant (Identified Cost $—)		111

	Par Value
Convertible Bonds and Notes—57.4%
Auto Manufacturers—5.6%
NIO, Inc. 144A 0.000%, 2/1/26(1)(3)	$ 11,800	10,089
Biotechnology—9.7%
Insmed, Inc. 1.750%, 1/15/25(2)	5,500	5,335
Ionis Pharmaceuticals, Inc. 0.125%, 12/15/24(2)	8,000	7,175
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23(2)	5,000	4,916
		17,426

Entertainment—0.7%
Live Nation Entertainment, Inc. 2.000%, 2/15/25(2)	1,010	1,258

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Equity Real Estate Investment Trusts (REITs)—6.8%
Blackstone Mortgage Trust, Inc.
4.375%, 5/5/22(2)(3)	$ 2,000	$ 2,011
4.750%, 3/15/23(2)	5,000	5,120
Redwood Trust, Inc. 5.625%, 7/15/24	5,000	5,044
		12,175

Healthcare-Products—2.3%
NuVasive, Inc. 1.000%, 6/1/23	4,000	4,021
Internet—3.6%
Pinduoduo, Inc. 0.000%, 12/1/25	7,000	6,433
Media—5.4%
DISH Network Corp. 2.375%, 3/15/24(2)	7,500	7,183
Liberty Broadband Corp. 144A 2.750%, 9/30/50(1)(2)	2,500	2,514
		9,697

Oil, Gas & Consumable Fuels—2.7%
Helix Energy Solutions Group, Inc. 4.250%, 5/1/22	3,500	3,506
Oil States International, Inc. 1.500%, 2/15/23	1,500	1,390
		4,896

Pharmaceuticals—2.2%
Jazz Investments I Ltd. 1.500%, 8/15/24(2)	3,855	3,920
Software—18.4%
Alteryx, Inc. 0.500%, 8/1/24(2)	7,000	6,449
Benefitfocus, Inc. 1.250%, 12/15/23	3,000	2,870
DocuSign, Inc. 0.000%, 1/15/24(3)	4,000	3,785
Everbridge, Inc. 0.125%, 12/15/24(2)	4,000	3,696
i3 Verticals LLC 1.000%, 2/15/25	9,000	8,372
New Relic, Inc. 0.500%, 5/1/23(2)	2,500	2,938
PROS Holdings, Inc. 1.000%, 5/15/24(3)	4,000	3,721
RingCentral, Inc. 0.000%, 3/1/25(2)	1,160	1,061
		32,892

Total Convertible Bonds and Notes (Identified Cost $105,312)		102,807

Total Long-Term Investments—135.1% (Identified Cost $247,555)		241,918

	Shares	Value
Short-Term Investment—5.8%
Money Market Mutual Fund—5.8%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(8)	10,413,049	$ 10,413
Total Short-Term Investment (Identified Cost $10,413)		10,413

Securities Lending Collateral—1.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(8)(9)	1,921,989	1,922
Total Securities Lending Collateral (Identified Cost $1,922)		1,922

TOTAL INVESTMENTS—142.0% (Identified Cost $259,890)		$254,253
Other assets and liabilities, net—(42.0)%		(75,255)
NET ASSETS—100.0%		$178,998

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $40,143 or 22.4% of net assets.
(2)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $82,000.
(3)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(4)	Variable rate security. Rate disclosed is as of January 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	This loan will settle after January 31, 2022, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Non-income producing.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(9)	Represents security purchased with cash collateral received for securities on loan.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Country Weightings (Unaudited)†
United States	88%
Cayman Islands	7
Bermuda	2
Luxembourg	1
Liberia	1
Netherlands	1
Total	100%
† % of total investments as of January 31, 2022.
The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 81,036	$ —	$ 81,036	$ —
Leveraged Loans	57,187	—	57,187	—
Convertible Bonds and Notes	102,807	—	102,807	—
Equity Securities:
Common Stocks	777	46	—	731
Warrant	111	—	—	111
Securities Lending Collateral	1,922	1,922	—	—
Money Market Mutual Fund	10,413	10,413	—	—
Total Investments	$254,253	$12,381	$241,030	$842
There were no transfers into or out of Level 3 related to securities held at January 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment.If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Warrants
Investments in Securities
Balance as of February 28, 2021:	$ 2,880	$ 2,554	$ 326	$ —{a}	$ —
Accrued discount/(premium)	3	3	—	—	—
Change in unrealized appreciation (depreciation)(b)	203	1,974	—	(1,882)	111
Purchases	2,626	—	13	2,613 (c)	—
Sales (d)	(4,870)	(4,531) (c)	(339)	—	—
Balance as of January 31, 2022	$ 842	$ —	$ —	$ 731	$ 111
(a) Amount is less than $500.
(b) The change in unrealized appreciation (depreciation) on investments still held at January 31, 2022, was $(1,771).
(c) Includes securities issued or removed due to corporate actions.
(d) Includes paydowns on securities.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2022:
Investments in Securities – Assets	Ending Balance at January 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stocks:
CCF Holdings LLC	$602	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$129	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

Warrant:
CCF Holdings	$111	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	55.24%

See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—51.8%
Advertising—0.5%
Clear Channel Outdoor Holdings, Inc.
144A 7.750%, 4/15/28(1)	$ 760	$ 789
144A 7.500%, 6/1/29(1)	1,445	1,497
		2,286

Aerospace & Defense—1.2%
TransDigm, Inc.
6.375%, 6/15/26	2,400	2,442
5.500%, 11/15/27	2,240	2,251
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)	671	717
144A 6.250%, 9/15/24(1)	825	822
		6,232

Airlines—1.6%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	1,955	2,366
144A 5.750%, 4/20/29(1)	1,515	1,551
Delta Air Lines, Inc. 7.375%, 1/15/26(2)	3,595	4,094
		8,011

Auto Components—2.0%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	2,010	2,070
Clarios Global LP 144A 8.500%, 5/15/27(1)	3,010	3,147
Goodyear Tire & Rubber Co. (The)
5.250%, 4/30/31(2)	1,465	1,478
144A 5.250%, 7/15/31(1)	1,495	1,505
Tenneco, Inc.
5.000%, 7/15/26(2)	1,455	1,350
144A 7.875%, 1/15/29(1)	655	696
		10,246

Auto Manufacturers—1.5%
Ford Motor Co.
9.000%, 4/22/25	2,545	3,007
9.625%, 4/22/30	2,205	3,098
Ford Motor Credit Co. LLC
5.125%, 6/16/25	735	773
4.000%, 11/13/30	745	749
		7,627

Building Materials—0.8%
Griffon Corp. 5.750%, 3/1/28	1,165	1,164
Koppers, Inc. 144A 6.000%, 2/15/25(1)	2,095	2,100
MIWD Holdco II LLC 144A 5.500%, 2/1/30(1)	840	832
		4,096

Chemicals—0.7%
Tronox, Inc. 144A 4.625%, 3/15/29(1)	1,485	1,428
	Par Value	Value

Chemicals—continued
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	$ 2,110	$ 2,036
		3,464

Commercial Services—2.0%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	1,475	1,388
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)(2)	2,060	2,064
Deluxe Corp. 144A 8.000%, 6/1/29(1)	1,430	1,478
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)	1,425	1,372
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	1,405	1,391
United Rentals North America, Inc. 5.250%, 1/15/30	2,395	2,515
		10,208

Computers—0.3%
NCR Corp. 144A 5.125%, 4/15/29(1)	1,415	1,412
Containers & Packaging—0.9%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)	1,330	1,369
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	3,020	3,165
		4,534

Cosmetics & Personal Care—0.3%
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)	1,430	1,484
Diversified Financial Services—2.0%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,400	1,369
144A 5.750%, 11/15/31(1)	730	706
Navient Corp.
6.750%, 6/15/26	1,790	1,892
5.000%, 3/15/27	1,585	1,535
4.875%, 3/15/28	705	674
OneMain Finance Corp.
8.250%, 10/1/23	1,565	1,690
6.625%, 1/15/28	1,810	1,943
5.375%, 11/15/29	90	91
		9,900

Electronic Equipment, Instruments & Components—0.6%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	2,560	2,746
Electronics—0.3%
II-VI, Inc. 144A 5.000%, 12/15/29(1)	1,350	1,347
See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Entertainment—3.1%
AMC Entertainment Holdings, Inc. 6.125%, 5/15/27	$ 4,990	$ 3,293
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	2,065	2,137
144A 8.125%, 7/1/27(1)	1,325	1,426
International Game Technology plc 144A 6.250%, 1/15/27(1)	2,890	3,145
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)	2,010	1,998
Scientific Games International, Inc. 144A 8.250%, 3/15/26(1)	2,080	2,171
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	1,400	1,364
		15,534

Environmental Services—0.4%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	2,170	2,105
Equity Real Estate Investment Trusts (REITs)—0.6%
Park Intermediate Holdings LLC 144A 4.875%, 5/15/29(1)	1,450	1,433
Service Properties Trust
4.350%, 10/1/24	595	569
4.500%, 3/15/25	880	835
		2,837

Food & Beverage—2.1%
Kraft Heinz Foods Co. 6.500%, 2/9/40	2,255	3,017
Performance Food Group, Inc.
144A 5.500%, 10/15/27(1)	2,750	2,813
144A 4.250%, 8/1/29(1)	1,495	1,403
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	1,490	1,397
US Foods, Inc. 144A 4.750%, 2/15/29(1)	1,990	1,953
		10,583

Healthcare-Products—0.3%
Mozart Debt Merger Sub, Inc. 144A 5.250%, 10/1/29(1)	1,470	1,430
Healthcare-Services—1.1%
ModivCare Escrow Issuer, Inc. 144A 5.000%, 10/1/29(1)	130	126
Select Medical Corp. 144A 6.250%, 8/15/26(1)	1,380	1,418
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)	4,030	4,043
		5,587

Home Builders—0.3%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	1,199	1,243
	Par Value	Value

Home Furnishings—0.1%
Tempur Sealy International, Inc. 144A 3.875%, 10/15/31(1)	$ 740	$ 690
Internet—0.6%
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	1,125	1,193
144A 7.500%, 9/15/27(1)	1,900	2,023
		3,216

Investment Companies—0.4%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	2,140	2,112
Iron & Steel—0.7%
Cleveland-Cliffs, Inc. 5.875%, 6/1/27(2)	2,195	2,272
United States Steel Corp. 6.875%, 3/1/29(2)	1,320	1,333
		3,605

Leisure Time—2.2%
Carnival Corp.
144A 10.500%, 2/1/26(1)	1,290	1,449
144A 5.750%, 3/1/27(1)	1,385	1,328
144A 6.000%, 5/1/29(1)	1,460	1,405
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)	3,010	2,867
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)	866	958
144A 5.375%, 7/15/27(1)	1,450	1,401
144A 5.500%, 4/1/28(1)	1,520	1,475
		10,883

Lodging—0.9%
Boyd Gaming Corp. 144A 8.625%, 6/1/25(1)	680	721
Hilton Domestic Operating Co., Inc. 144A 4.000%, 5/1/31(1)	1,085	1,066
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	705	702
MGM Resorts International 4.750%, 10/15/28	1,480	1,468
Station Casinos LLC 144A 4.625%, 12/1/31(1)	730	694
		4,651

Machinery-Construction & Mining—0.4%
Terex Corp. 144A 5.000%, 5/15/29(1)	2,215	2,197
Media—4.4%
CCO Holdings LLC
4.500%, 5/1/32	2,310	2,226
144A 4.750%, 2/1/32(1)	715	703
CSC Holdings LLC 144A 7.500%, 4/1/28(1)	2,230	2,305
Directv Financing LLC 144A 5.875%, 8/15/27(1)	2,160	2,168

See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
DISH DBS Corp.
7.375%, 7/1/28	$ 3,025	$ 2,923
144A 5.750%, 12/1/28(1)	1,150	1,101
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)(2)	730	720
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	2,280	2,186
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	2,120	2,173
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	2,240	2,167
TEGNA, Inc. 5.000%, 9/15/29(2)	1,415	1,393
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	960	905
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	1,115	1,136
		22,106

Metal Fabricate/Hardware—0.6%
Park-Ohio Industries, Inc. 6.625%, 4/15/27(2)	3,580	3,222
Mining—0.8%
Freeport-McMoRan, Inc. 5.250%, 9/1/29	1,265	1,341
Hudbay Minerals, Inc. 144A 4.500%, 4/1/26(1)	1,495	1,472
Joseph T Ryerson & Son, Inc. 144A 8.500%, 8/1/28(1)	904	974
		3,787

Oil, Gas & Consumable Fuels—5.4%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)	1,215	1,324
144A 5.375%, 3/1/30(1)	750	776
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)(2)	1,710	1,742
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)	680	677
CNX Resources Corp. 144A 7.250%, 3/14/27(1)	2,430	2,551
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)	1,480	1,523
144A 5.875%, 1/15/30(1)	700	696
EQT Corp. 7.500%, 2/1/30	1,275	1,519
Occidental Petroleum Corp.
5.550%, 3/15/26	2,510	2,679
6.625%, 9/1/30	2,510	2,945
PDC Energy, Inc. 5.750%, 5/15/26	2,150	2,189
Range Resources Corp. 144A 4.750%, 2/15/30(1)	1,395	1,393
SM Energy Co. 6.500%, 7/15/28(2)	1,535	1,586
Southwestern Energy Co. 5.375%, 3/15/30	1,405	1,440
Sunoco LP 144A 4.500%, 4/30/30(1)	730	717
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Transocean, Inc. 144A 8.000%, 2/1/27(1)	$ 570	$ 430
USA Compression Partners LP 6.875%, 9/1/27	2,285	2,346
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	745	758
		27,291

Paper & Forest Products—0.3%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)	1,470	1,450
Pharmaceuticals—2.4%
AdaptHealth LLC 144A 4.625%, 8/1/29(1)	1,490	1,415
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	2,585	2,614
Bausch Health Cos., Inc. 144A 7.250%, 5/30/29(1)	1,940	1,746
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	2,235	2,316
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	2,480	2,449
Organon & Co. 144A 5.125%, 4/30/31(1)	1,455	1,455
		11,995

Pipelines—2.7%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	1,405	1,414
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	1,400	1,410
DCP Midstream Operating LP 5.125%, 5/15/29	1,665	1,765
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	1,415	1,479
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	2,150	2,184
NuStar Logistics LP 6.375%, 10/1/30	1,445	1,563
Targa Resources Partners LP
6.500%, 7/15/27	980	1,040
6.875%, 1/15/29	2,300	2,516
		13,371

Real Estate—0.4%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	1,990	1,963
Retail—1.4%
Asbury Automotive Group, Inc.
144A 4.625%, 11/15/29(1)	725	714
144A 5.000%, 2/15/32(1)	725	719
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	1,945	2,087
Carvana Co. 144A 4.875%, 9/1/29(1)	2,235	1,987

See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Retail—continued
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	$ 1,475	$ 1,365
		6,872

Semiconductors—0.8%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	3,750	3,942
Software—1.2%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	2,195	2,091
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	1,480	1,518
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	2,310	2,385
		5,994

Telecommunications—3.0%
Avaya, Inc. 144A 6.125%, 9/15/28(1)	1,355	1,385
CommScope Technologies LLC 144A 5.000%, 3/15/27(1)	625	557
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)	1,295	1,282
144A 6.000%, 1/15/30(1)(2)	740	714
Hughes Satellite Systems Corp. 6.625%, 8/1/26(2)	1,460	1,573
LogMeIn, Inc. 144A 5.500%, 9/1/27(1)	1,590	1,546
Lumen Technologies, Inc.
144A 4.500%, 1/15/29(1)	915	839
144A 5.375%, 6/15/29(1)(2)	2,125	2,015
Plantronics, Inc. 144A 4.750%, 3/1/29(1)(2)	1,075	976
Sprint Corp. 7.625%, 3/1/26	2,415	2,765
T-Mobile USA, Inc. 3.500%, 4/15/31	1,465	1,429
		15,081

Transportation—0.5%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	1,500	1,642
144A 5.500%, 5/1/28(1)	750	726
		2,368

Total Corporate Bonds and Notes (Identified Cost $260,676)		259,708

	Par Value	Value

Leveraged Loans—0.2%
Retail—0.2%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28 (3)	$ 1,171	$ 1,169
Total Leveraged Loans (Identified Cost $1,172)		1,169

	Shares
Convertible Preferred Stocks—28.0%
Auto Components—1.8%
Aptiv plc Series A, 5.500%(2)	56,155	8,748
Banks—8.2%
Bank of America Corp. Series L, 7.250%	12,080	17,009
Wells Fargo & Co. Series L, 7.500%	16,980	24,181
		41,190

Commercial Services & Supplies—0.6%
GFL Environmental, Inc., 6.000%	39,370	2,977
Diversified Financial Services—0.4%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	1,830	2,078
Electric Utilities—3.4%
NextEra Energy, Inc., 5.279%	78,590	4,007
NextEra Energy, Inc., 6.219%(2)	254,310	13,069
		17,076

Healthcare Equipment & Supplies—1.7%
Boston Scientific Corp. Series A, 5.500%(2)	71,510	8,334
Life Sciences Tools & Services—5.2%
Avantor, Inc. Series A, 6.250%	84,600	9,661
Danaher Corp. Series A, 4.750%	8,695	16,575
		26,236

Machinery—0.6%
Stanley Black & Decker, Inc., 5.250%(2)	26,915	2,809
Pharmaceuticals—0.4%
Elanco Animal Health, Inc., 5.000%	50,815	2,101
Professional Services—0.6%
Clarivate plc Series A, 5.250%	44,160	3,048
Semiconductors & Semiconductor Equipment—3.9%
Broadcom, Inc. Series A, 8.000%	10,755	19,699

See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Telecommunications—1.2%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	5,985	$ 5,953
Total Convertible Preferred Stocks (Identified Cost $99,794)		140,249

Preferred Stocks—0.5%
Entertainment—0.5%
LiveStyle, Inc. Series B (4)(5)(6)(7)(8)	25,188	2,519
LiveStyle, Inc. Series B (4)(5)(6)(7)	6,750	—
		2,519

Total Preferred Stocks (Identified Cost $9,219)		2,519

Common Stocks—0.8%
Banks—0.8%
CCF Holdings LLC(6)(7)	7,808,320	3,436
CCF Holdings LLC Class M(6)(7)	879,959	387
		3,823

Consumer Finance—0.0%
Erickson, Inc.(6)(7)	8,295	208
Entertainment—0.0%
LiveStyle, Inc.(4)(5)(6)(7)(8)	90,407	— (9)
Total Common Stocks (Identified Cost $30,173)		4,031

Warrants—0.1%
Banks—0.1%
CCF Holdings LLC(6)(7)	1,455,681	335
Media—0.0%
Affinion Group Holdings(6)(7)(8)	15,602	—
Total Warrants (Identified Cost $3,080)		335

	Par Value
Convertible Bonds and Notes—82.0%
Airlines—1.3%
Southwest Airlines Co. 1.250%, 5/1/25	$ 4,880	6,649
Auto Manufacturers—4.5%
Ford Motor Co. 144A 0.000%, 3/15/26(1)	5,975	8,106
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	5,250	4,336
NIO, Inc.
144A 0.000%, 2/1/26(1)	2,010	1,719
144A 0.500%, 2/1/27(1)	3,355	2,748
	Par Value	Value
Auto Manufacturers—continued
Tesla, Inc. 2.000%, 5/15/24	$ 365	$ 5,502
		22,411

Banks—2.3%
BofA Finance LLC 0.125%, 9/1/22	5,970	6,200
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(1)	5,220	5,178
		11,378

Biotechnology—0.7%
Bridgebio Pharma, Inc. 144A 2.250%, 2/1/29(1)	2,860	1,430
Halozyme Therapeutics, Inc. 144A 0.250%, 3/1/27(1)	2,435	2,099
		3,529

Commercial Services—4.5%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(1)	5,960	4,665
Block, Inc.
0.000%, 5/1/26(2)	8,680	8,124
0.250%, 11/1/27(2)	275	256
Marathon Digital Holdings, Inc. 144A 1.000%, 12/1/26(1)	7,125	4,767
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(1)	1,695	1,701
144A 0.500%, 8/1/27(1)(2)	3,750	3,159
		22,672

Computers—1.5%
Lumentum Holdings, Inc. 0.500%, 12/15/26	2,175	2,611
Zscaler, Inc. 0.125%, 7/1/25	2,745	4,958
		7,569

Cosmetics & Personal Care—0.5%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	2,920	2,434
Diversified Financial Services—1.9%
Coinbase Global, Inc. 144A 0.500%, 6/1/26(1)	5,045	4,711
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	5,240	4,862
		9,573

Electronics—1.4%
II-VI, Inc. 0.250%, 9/1/22	3,630	5,021
Itron, Inc. 144A 0.000%, 3/15/26(1)	2,400	2,143
		7,164

See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Energy-Alternate Sources—2.1%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(1)	$ 5,515	$ 5,085
144A 0.000%, 3/1/28(1)	3,785	3,454
Sunnova Energy International, Inc. 144A 0.250%, 12/1/26(1)	2,280	1,917
		10,456

Entertainment—2.3%
DraftKings, Inc. 144A 0.000%, 3/15/28(1)	5,875	4,471
Vail Resorts, Inc. 0.000%, 1/1/26	6,875	6,887
		11,358

Equity Real Estate Investment Trusts (REITs)—0.8%
Pebblebrook Hotel Trust 1.750%, 12/15/26	3,620	3,936
Healthcare-Products—2.0%
Exact Sciences Corp. 0.375%, 3/1/28	5,125	4,922
Insulet Corp. 0.375%, 9/1/26	3,970	5,044
		9,966

Healthcare-Services—3.1%
Oak Street Health, Inc. 144A 0.000%, 3/15/26(1)(2)	10,645	8,151
Teladoc Health, Inc. 1.250%, 6/1/27	8,470	7,530
		15,681

Internet—19.0%
Airbnb, Inc. 144A 0.000%, 3/15/26(1)	8,685	8,251
Booking Holdings, Inc. 0.750%, 5/1/25(2)	3,910	5,838
Etsy, Inc.
0.125%, 9/1/27	2,595	2,892
144A 0.250%, 6/15/28(1)	3,065	3,027
Expedia Group, Inc. 144A 0.000%, 2/15/26(1)(2)	6,215	7,261
fuboTV, Inc. 144A 3.250%, 2/15/26(1)	7,405	5,689
Lyft, Inc. 1.500%, 5/15/25	515	646
Mandiant, Inc. 0.875%, 6/1/24	1,225	1,215
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	5,050	7,258
Okta, Inc. 0.375%, 6/15/26	4,390	4,887
Opendoor Technologies, Inc. 144A 0.250%, 8/15/26(1)(2)	1,830	1,525
Palo Alto Networks, Inc.
0.750%, 7/1/23	575	1,125
0.375%, 6/1/25	4,165	7,364
Sea Ltd. 0.250%, 9/15/26	6,600	5,522
	Par Value	Value

Internet—continued
Snap, Inc. 144A 0.000%, 5/1/27(1)	$ 9,795	$ 8,405
Spotify USA, Inc. 144A 0.000%, 3/15/26(1)	4,580	4,008
Twitter, Inc. 144A 0.000%, 3/15/26(1)	6,815	6,031
Uber Technologies, Inc. 0.000%, 12/15/25(2)	7,800	7,304
Wayfair, Inc. 0.625%, 10/1/25(2)	6,330	5,547
Zillow Group, Inc. 2.750%, 5/15/25(2)	1,160	1,342
		95,137

Leisure Time—3.3%
NCL Corp., Ltd.
5.375%, 8/1/25	695	992
144A 1.125%, 2/15/27(1)	5,695	5,415
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	1,710	2,173
2.875%, 11/15/23	4,080	4,839
Virgin Galactic Holdings, Inc. 144A 2.500%, 2/1/27(1)	3,480	3,227
		16,646

Machinery-Diversified—0.5%
Middleby Corp. (The) 1.000%, 9/1/25	1,585	2,411
Media—3.7%
DISH Network Corp.
0.000%, 12/15/25	3,435	3,350
3.375%, 8/15/26	4,580	4,263
Liberty Media Corp.
1.375%, 10/15/23	3,765	5,158
144A 0.500%, 12/1/50(1)	4,525	6,079
		18,850

Oil, Gas & Consumable Fuels—3.6%
EQT Corp. 1.750%, 5/1/26	4,560	7,408
Pioneer Natural Resources Co. 0.250%, 5/15/25	5,080	10,531
		17,939

Pharmaceuticals—2.2%
Dexcom, Inc. 0.250%, 11/15/25(2)	3,830	4,072
Jazz Investments I Ltd. 2.000%, 6/15/26	6,125	7,161
		11,233

Retail—1.9%
Burlington Stores, Inc. 2.250%, 4/15/25	3,390	4,419

See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Retail—continued
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	$ 1,405	$ 5,005
		9,424

Semiconductors—1.4%
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(1)	1,395	1,441
ON Semiconductor Corp. 144A 0.000%, 5/1/27(1)(2)	3,020	4,032
Wolfspeed, Inc. 1.750%, 5/1/26	755	1,610
		7,083

Software—17.3%
Akamai Technologies, Inc. 0.125%, 5/1/25	2,850	3,657
Avalara, Inc. 144A 0.250%, 8/1/26(1)	3,610	3,201
Bentley Systems, Inc.
144A 0.125%, 1/15/26(1)	3,870	3,653
144A 0.375%, 7/1/27(1)	1,060	909
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	9,780	8,810
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	6,535	6,067
Coupa Software, Inc. 0.375%, 6/15/26	9,045	8,061
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(1)	6,380	5,159
DocuSign, Inc. 0.000%, 1/15/24(2)	2,855	2,701
Fastly, Inc. 144A 0.000%, 3/15/26(1)	3,710	2,969
Five9, Inc. 0.500%, 6/1/25	1,180	1,379
i3 Verticals LLC 1.000%, 2/15/25	2,435	2,265
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)	1,425	1,386
MicroStrategy, Inc. 144A 0.000%, 2/15/27(1)	3,665	2,387
New Relic, Inc. 0.500%, 5/1/23	855	1,005
Nutanix, Inc. 144A 0.250%, 10/1/27(1)	3,090	2,617
Porch Group, Inc. 144A 0.750%, 9/15/26(1)	5,435	4,235
RingCentral, Inc. 0.000%, 3/1/25	4,980	4,554
Splunk, Inc. 1.125%, 6/15/27	8,720	7,918
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	9,875	8,260
Workday, Inc. 0.250%, 10/1/22	3,275	5,668
		86,861

	Par Value	Value

Telecommunications—0.2%
Viavi Solutions, Inc. 1.000%, 3/1/24	$ 725	$ 960
Total Convertible Bonds and Notes (Identified Cost $420,758)		411,320

Total Long-Term Investments—163.4% (Identified Cost $824,872)		819,331

	Shares
Short-Term Investment—6.7%
Money Market Mutual Fund—6.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(10)	33,412,473	33,412
Total Short-Term Investment (Identified Cost $33,412)		33,412

Securities Lending Collateral—2.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(10)(11)	11,126,805	11,127
Total Securities Lending Collateral (Identified Cost $11,127)		11,127

TOTAL INVESTMENTS—172.3% (Identified Cost $869,411)		$ 863,870
Other assets and liabilities, net—(7.8)%		(39,345)
Preferred Shares—(64.5)%		(323,275)
NET ASSETS—100.0%		$ 501,250

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $380,151 or 75.8% of net assets.
(2)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(3)	Variable rate security. Rate disclosed is as of January 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
(4)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.50% of net assets.
(5)	Affiliated Investment. See Note 4G in Notes to Financial Statements.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Non-income producing.
(8)	Security is restricted from resale.
(9)	Amount is less than $500.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(11)	Represents security purchased with cash collateral received for securities on loan.
Country Weightings (Unaudited)†
United States	92%
Bermuda	2
Jersey	1
Liberia	1
Cayman Islands	1
Canada	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of January 31, 2022.

The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$259,708	$ —	$259,708	$ —
Leveraged Loans	1,169	—	1,169	—
Convertible Bonds and Notes	411,320	—	411,320	—
Equity Securities:
Convertible Preferred Stocks	140,249	132,218	8,031	—
Common Stocks	4,031	—	—	4,031
Preferred Stocks	2,519	—	—	2,519 (1)
Warrants	335	—	— (1)	335 (1)
Securities Lending Collateral	11,127	11,127	—	—
Money Market Mutual Fund	33,412	33,412	—	—
Total Investments	$863,870	$176,757	$680,228	$6,885

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment.If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Warrants	Preferred Stocks
Investments in Securities
Balance as of February 28, 2021:	$ 21,123	$ 10,793	$ 1,776	$ 213	$ 147	$ 8,194
Accrued discount/(premium)	11	11	—	—	—	—
Realized gain (loss)	(4,718)	(4,881)	—	—	—	163
Change in unrealized appreciation (depreciation)(a)	3,071	22,429	—	(19,248)	188	(298)
Purchases	23,138	—	72	23,066 (b)	—	—
Sales (c)	(35,740)	(28,352) (b)	(1,848)	—	—	(5,540)
Balance as of January 31, 2022	$ 6,885	$ —	$ —	$ 4,031	$ 335 (d)	$ 2,519(d)
(a) The change in unrealized appreciation (depreciation) on investments still held at January 31, 2022, was $(19,161).
(b) Includes securities issued or removed due to corporate actions.
(c) Includes paydowns on securities.
(d) Includes internally fair valued security currently priced at zero ($0).
See Notes to Financial Statements

Convertible & Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2022:
Investments in Securities – Assets	Ending Balance at January 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$2,519	Market and Company Comparables	EV Multiples	2.71x (0.25x - 7.15x)
			Illiquidity Discount	-20% - 30%

Common Stocks:
CCF Holdings LLC	$3,436	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 387	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

Erickson, Inc.	$ 208	Market and Company Comparables	EV Multiples	1.29x (0.81x - 2.34x)
				10.69x (9.22x - 14.39x)
				0.98x (0.57x - 1.44x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	2.71x (0.25x - 7.15x)
			Illiquidity Discount	-20% - 30%

Warrants:
CCF Holdings LLC	$ 335	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	55.24%

(1) Amount is less than $500.
See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—53.1%
Advertising—0.5%
Clear Channel Outdoor Holdings, Inc.
144A 7.750%, 4/15/28(1)	$ 585	$ 607
144A 7.500%, 6/1/29(1)	1,125	1,166
		1,773

Aerospace & Defense—1.3%
TransDigm, Inc.
6.375%, 6/15/26	1,835	1,867
5.500%, 11/15/27	1,735	1,743
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)	515	550
144A 6.250%, 9/15/24(1)	640	638
		4,798

Airlines—1.6%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)	1,475	1,785
144A 5.750%, 4/20/29(1)	1,170	1,198
Delta Air Lines, Inc. 7.375%, 1/15/26	2,805	3,194
		6,177

Auto Components—2.1%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	1,560	1,607
Clarios Global LP 144A 8.500%, 5/15/27(1)	2,325	2,431
Goodyear Tire & Rubber Co. (The)
5.250%, 4/30/31	1,135	1,145
144A 5.250%, 7/15/31(1)	1,160	1,168
Tenneco, Inc.
5.000%, 7/15/26	1,125	1,043
144A 7.875%, 1/15/29(1)	505	537
		7,931

Auto Manufacturers—1.6%
Ford Motor Co.
9.000%, 4/22/25	1,970	2,328
9.625%, 4/22/30	1,705	2,395
Ford Motor Credit Co. LLC
5.125%, 6/16/25	570	599
4.000%, 11/13/30	575	578
		5,900

Building Materials—0.8%
Griffon Corp. 5.750%, 3/1/28	895	894
Koppers, Inc. 144A 6.000%, 2/15/25(1)	1,650	1,654
MIWD Holdco II LLC 144A 5.500%, 2/1/30(1)	645	639
		3,187

Chemicals—0.7%
Tronox, Inc. 144A 4.625%, 3/15/29(1)	1,150	1,105
	Par Value	Value

Chemicals—continued
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)	$ 1,635	$ 1,578
		2,683

Commercial Services—2.1%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	1,140	1,072
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)	1,595	1,599
Deluxe Corp. 144A 8.000%, 6/1/29(1)	1,105	1,142
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)	1,100	1,059
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	1,090	1,079
United Rentals North America, Inc. 5.250%, 1/15/30	1,830	1,922
		7,873

Computers—0.3%
NCR Corp. 144A 5.125%, 4/15/29(1)	1,095	1,093
Containers & Packaging—0.9%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)	1,030	1,060
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)	2,315	2,426
		3,486

Cosmetics & Personal Care—0.3%
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)	1,105	1,146
Diversified Financial Services—2.0%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,080	1,056
144A 5.750%, 11/15/31(1)	565	546
Navient Corp.
6.750%, 6/15/26	1,375	1,454
5.000%, 3/15/27	1,230	1,191
4.875%, 3/15/28	545	521
OneMain Finance Corp.
8.250%, 10/1/23	1,215	1,312
6.625%, 1/15/28	1,305	1,401
5.375%, 11/15/29	70	71
		7,552

Electronic Equipment, Instruments & Components—0.6%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)	1,980	2,124
Electronics—0.3%
II-VI, Inc. 144A 5.000%, 12/15/29(1)	1,045	1,043
See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Entertainment—3.2%
AMC Entertainment Holdings, Inc. 6.125%, 5/15/27	$ 3,810	$ 2,515
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	1,600	1,656
144A 8.125%, 7/1/27(1)	1,025	1,103
International Game Technology plc 144A 6.250%, 1/15/27(1)	2,260	2,459
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)	1,555	1,546
Scientific Games International, Inc. 144A 8.250%, 3/15/26(1)	1,610	1,680
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	1,080	1,052
		12,011

Environmental Services—0.4%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)	1,680	1,630
Equity Real Estate Investment Trusts (REITs)—0.6%
Park Intermediate Holdings LLC 144A 4.875%, 5/15/29(1)	1,125	1,112
Service Properties Trust
4.350%, 10/1/24	465	444
4.500%, 3/15/25	680	645
		2,201

Food & Beverage—2.2%
Kraft Heinz Foods Co. 6.500%, 2/9/40	1,745	2,335
Performance Food Group, Inc.
144A 5.500%, 10/15/27(1)	2,135	2,184
144A 4.250%, 8/1/29(1)	1,155	1,084
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)	1,155	1,083
US Foods, Inc. 144A 4.750%, 2/15/29(1)	1,540	1,511
		8,197

Healthcare-Products—0.3%
Mozart Debt Merger Sub, Inc. 144A 5.250%, 10/1/29(1)	1,135	1,104
Healthcare-Services—1.1%
ModivCare Escrow Issuer, Inc. 144A 5.000%, 10/1/29(1)	95	92
Select Medical Corp. 144A 6.250%, 8/15/26(1)	1,070	1,100
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)	3,120	3,130
		4,322

Home Builders—0.3%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)	928	962
	Par Value	Value

Home Furnishings—0.1%
Tempur Sealy International, Inc. 144A 3.875%, 10/15/31(1)	$ 570	$ 532
Internet—0.7%
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	865	917
144A 7.500%, 9/15/27(1)	1,485	1,581
		2,498

Investment Companies—0.4%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)	1,655	1,634
Iron & Steel—0.7%
Cleveland-Cliffs, Inc. 5.875%, 6/1/27	1,695	1,754
United States Steel Corp. 6.875%, 3/1/29	1,020	1,030
		2,784

Leisure Time—2.2%
Carnival Corp.
144A 10.500%, 2/1/26(1)	1,000	1,123
144A 5.750%, 3/1/27(1)	1,070	1,026
144A 6.000%, 5/1/29(1)	1,130	1,087
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)	2,330	2,219
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)	671	743
144A 5.375%, 7/15/27(1)	1,120	1,083
144A 5.500%, 4/1/28(1)	1,175	1,140
		8,421

Lodging—1.0%
Boyd Gaming Corp. 144A 8.625%, 6/1/25(1)	526	558
Hilton Domestic Operating Co., Inc. 144A 4.000%, 5/1/31(1)	840	825
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	545	542
MGM Resorts International 4.750%, 10/15/28	1,145	1,136
Station Casinos LLC 144A 4.625%, 12/1/31(1)	565	537
		3,598

Machinery-Construction & Mining—0.4%
Terex Corp. 144A 5.000%, 5/15/29(1)	1,715	1,701
Media—4.5%
CCO Holdings LLC
4.500%, 5/1/32	1,785	1,720
144A 4.750%, 2/1/32(1)	550	541
CSC Holdings LLC 144A 7.500%, 4/1/28(1)	1,705	1,763
Directv Financing LLC 144A 5.875%, 8/15/27(1)	1,670	1,676

See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
DISH DBS Corp.
7.375%, 7/1/28	$ 2,320	$ 2,242
144A 5.750%, 12/1/28(1)	890	852
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	565	557
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	1,770	1,697
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)	1,640	1,681
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	1,735	1,679
TEGNA, Inc. 5.000%, 9/15/29	1,095	1,078
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)	760	716
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	865	881
		17,083

Metal Fabricate/Hardware—0.6%
Park-Ohio Industries, Inc. 6.625%, 4/15/27	2,725	2,453
Mining—0.8%
Freeport-McMoRan, Inc. 5.250%, 9/1/29	980	1,039
Hudbay Minerals, Inc. 144A 4.500%, 4/1/26(1)	1,155	1,137
Joseph T Ryerson & Son, Inc. 144A 8.500%, 8/1/28(1)	702	756
		2,932

Oil, Gas & Consumable Fuels—5.6%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)	944	1,029
144A 5.375%, 3/1/30(1)	580	600
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	1,325	1,350
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)	530	527
CNX Resources Corp. 144A 7.250%, 3/14/27(1)	1,885	1,978
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)	1,145	1,178
144A 5.875%, 1/15/30(1)	545	542
EQT Corp. 7.500%, 2/1/30	980	1,168
Occidental Petroleum Corp.
5.550%, 3/15/26	1,940	2,071
6.625%, 9/1/30	1,930	2,265
PDC Energy, Inc. 5.750%, 5/15/26	1,675	1,705
Range Resources Corp. 144A 4.750%, 2/15/30(1)	1,075	1,074
SM Energy Co. 6.500%, 7/15/28	1,185	1,224
Southwestern Energy Co. 5.375%, 3/15/30	1,085	1,112
Sunoco LP 144A 4.500%, 4/30/30(1)	565	555
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
Transocean, Inc. 144A 8.000%, 2/1/27(1)	$ 440	$ 332
USA Compression Partners LP 6.875%, 9/1/27	1,750	1,797
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	575	585
		21,092

Paper & Forest Products—0.3%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)	1,135	1,119
Pharmaceuticals—2.5%
AdaptHealth LLC 144A 4.625%, 8/1/29(1)	1,155	1,097
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)	2,000	2,022
Bausch Health Cos., Inc. 144A 7.250%, 5/30/29(1)	1,490	1,341
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)	1,710	1,772
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	1,925	1,901
Organon & Co. 144A 5.125%, 4/30/31(1)	1,130	1,130
		9,263

Pipelines—2.7%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	1,090	1,097
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)	1,085	1,093
DCP Midstream Operating LP 5.125%, 5/15/29	1,280	1,357
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	1,100	1,150
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	1,665	1,692
NuStar Logistics LP 6.375%, 10/1/30	1,120	1,211
Targa Resources Partners LP
6.500%, 7/15/27	750	796
6.875%, 1/15/29	1,750	1,914
		10,310

Real Estate—0.4%
Kennedy-Wilson, Inc. 5.000%, 3/1/31	1,545	1,524
Retail—1.4%
Asbury Automotive Group, Inc.
144A 4.625%, 11/15/29(1)	560	551
144A 5.000%, 2/15/32(1)	560	556
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)	1,505	1,615
Carvana Co. 144A 4.875%, 9/1/29(1)	1,730	1,538

See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Retail—continued
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	$ 1,140	$ 1,055
		5,315

Semiconductors—0.8%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	2,925	3,075
Software—1.2%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	1,700	1,619
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	1,145	1,174
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)	1,770	1,828
		4,621

Telecommunications—3.1%
Avaya, Inc. 144A 6.125%, 9/15/28(1)	1,045	1,068
CommScope Technologies LLC 144A 5.000%, 3/15/27(1)	485	432
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)	1,010	1,000
144A 6.000%, 1/15/30(1)	570	550
Hughes Satellite Systems Corp. 6.625%, 8/1/26	1,130	1,218
LogMeIn, Inc. 144A 5.500%, 9/1/27(1)	1,230	1,196
Lumen Technologies, Inc.
144A 4.500%, 1/15/29(1)	710	651
144A 5.375%, 6/15/29(1)	1,645	1,560
Plantronics, Inc. 144A 4.750%, 3/1/29(1)	835	758
Sprint Corp. 7.625%, 3/1/26	1,900	2,175
T-Mobile USA, Inc. 3.500%, 4/15/31	1,135	1,107
		11,715

Transportation—0.5%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	1,160	1,270
144A 5.500%, 5/1/28(1)	580	562
		1,832

Total Corporate Bonds and Notes (Identified Cost $201,420)		200,695

	Par Value	Value

Leveraged Loans—0.2%
Retail—0.2%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28 (2)	$ 908	$ 907
Total Leveraged Loans (Identified Cost $909)		907

	Shares
Convertible Preferred Stocks—28.2%
Auto Components—1.8%
Aptiv plc Series A, 5.500%	42,465	6,615
Banks—8.2%
Bank of America Corp. Series L, 7.250%	9,140	12,869
Wells Fargo & Co. Series L, 7.500%	12,835	18,279
		31,148

Commercial Services & Supplies—0.6%
GFL Environmental, Inc., 6.000%	29,705	2,246
Diversified Financial Services—0.4%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(1)	1,385	1,573
Electric Utilities—3.4%
NextEra Energy, Inc., 5.279%	59,355	3,026
NextEra Energy, Inc., 6.219%	192,150	9,875
		12,901

Healthcare Equipment & Supplies—1.8%
Boston Scientific Corp. Series A, 5.500%	57,125	6,657
Life Sciences Tools & Services—5.3%
Avantor, Inc. Series A, 6.250%	63,980	7,306
Danaher Corp. Series A, 4.750%	6,575	12,534
		19,840

Machinery—0.6%
Stanley Black & Decker, Inc., 5.250%	20,310	2,120
Pharmaceuticals—0.4%
Elanco Animal Health, Inc., 5.000%	38,425	1,588
Professional Services—0.6%
Clarivate plc Series A, 5.250%	33,340	2,301
Semiconductors & Semiconductor Equipment—3.9%
Broadcom, Inc. Series A, 8.000%	8,120	14,873

See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Telecommunications—1.2%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)	4,515	$ 4,491
Total Convertible Preferred Stocks (Identified Cost $76,070)		106,353

Preferred Stocks—0.7%
Entertainment—0.7%
LiveStyle, Inc. Series B (3)(4)(5)(6)(7)	25,188	2,519
LiveStyle, Inc. Series B (3)(4)(5)(6)	5,000	—
		2,519

Total Preferred Stocks (Identified Cost $7,469)		2,519

Common Stocks—0.9%
Banks—0.9%
CCF Holdings LLC(5)(6)	6,367,079	2,802
CCF Holdings LLC Class M(5)(6)	879,959	387
		3,189

Consumer Finance—0.0%
Erickson, Inc.(5)(6)	6,354	159
Entertainment—0.0%
LiveStyle, Inc.(3)(4)(5)(6)(7)	90,407	— (8)
Total Common Stocks (Identified Cost $21,492)		3,348

Warrants—0.1%
Banks—0.1%
CCF Holdings LLC(5)(6)	1,455,681	335
Media—0.0%
Affinion Group Holdings(5)(6)(7)	12,009	—
Total Warrants (Identified Cost $2,371)		335

	Par Value
Convertible Bonds and Notes—82.1%
Airlines—1.3%
Southwest Airlines Co. 1.250%, 5/1/25	$ 3,685	5,021
Auto Manufacturers—4.5%
Ford Motor Co. 144A 0.000%, 3/15/26(1)	4,510	6,118
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	3,960	3,271
NIO, Inc.
144A 0.000%, 2/1/26(1)	1,515	1,295
144A 0.500%, 2/1/27(1)	2,535	2,076
	Par Value	Value
Auto Manufacturers—continued
Tesla, Inc. 2.000%, 5/15/24	$ 275	$ 4,146
		16,906

Banks—2.3%
BofA Finance LLC 0.125%, 9/1/22	4,515	4,689
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(1)	3,945	3,913
		8,602

Biotechnology—0.7%
Bridgebio Pharma, Inc. 144A 2.250%, 2/1/29(1)	2,150	1,075
Halozyme Therapeutics, Inc. 144A 0.250%, 3/1/27(1)	1,835	1,582
		2,657

Commercial Services—4.5%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(1)	4,505	3,525
Block, Inc.
0.000%, 5/1/26	6,560	6,140
0.250%, 11/1/27	210	196
Marathon Digital Holdings, Inc. 144A 1.000%, 12/1/26(1)	5,375	3,596
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(1)	1,275	1,280
144A 0.500%, 8/1/27(1)	2,830	2,384
		17,121

Computers—1.5%
Lumentum Holdings, Inc. 0.500%, 12/15/26	1,645	1,974
Zscaler, Inc. 0.125%, 7/1/25	2,070	3,739
		5,713

Cosmetics & Personal Care—0.5%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	2,200	1,834
Diversified Financial Services—1.9%
Coinbase Global, Inc. 144A 0.500%, 6/1/26(1)	3,805	3,553
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)	3,955	3,670
		7,223

Electronics—1.4%
II-VI, Inc. 0.250%, 9/1/22	2,725	3,769
Itron, Inc. 144A 0.000%, 3/15/26(1)	1,800	1,608
		5,377

See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Energy-Alternate Sources—2.1%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(1)	$ 4,160	$ 3,835
144A 0.000%, 3/1/28(1)	2,860	2,610
Sunnova Energy International, Inc. 144A 0.250%, 12/1/26(1)	1,720	1,447
		7,892

Entertainment—2.3%
DraftKings, Inc. 144A 0.000%, 3/15/28(1)	4,435	3,375
Vail Resorts, Inc. 0.000%, 1/1/26	5,185	5,194
		8,569

Equity Real Estate Investment Trusts (REITs)—0.8%
Pebblebrook Hotel Trust 1.750%, 12/15/26	2,730	2,968
Healthcare-Products—2.0%
Exact Sciences Corp. 0.375%, 3/1/28	3,875	3,721
Insulet Corp. 0.375%, 9/1/26	3,005	3,818
		7,539

Healthcare-Services—3.1%
Oak Street Health, Inc. 144A 0.000%, 3/15/26(1)	8,050	6,164
Teladoc Health, Inc. 1.250%, 6/1/27	6,400	5,690
		11,854

Internet—19.0%
Airbnb, Inc. 144A 0.000%, 3/15/26(1)	6,555	6,227
Booking Holdings, Inc. 0.750%, 5/1/25	2,950	4,405
Etsy, Inc.
0.125%, 9/1/27	1,960	2,184
144A 0.250%, 6/15/28(1)	2,315	2,286
Expedia Group, Inc. 144A 0.000%, 2/15/26(1)	4,695	5,485
fuboTV, Inc. 144A 3.250%, 2/15/26(1)	5,595	4,298
Lyft, Inc. 1.500%, 5/15/25	390	489
Mandiant, Inc. 0.875%, 6/1/24	925	918
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)	3,810	5,476
Okta, Inc. 0.375%, 6/15/26	3,315	3,691
Opendoor Technologies, Inc. 144A 0.250%, 8/15/26(1)	1,380	1,150
Palo Alto Networks, Inc.
0.750%, 7/1/23	425	832
0.375%, 6/1/25	3,135	5,542
Sea Ltd. 0.250%, 9/15/26	5,005	4,188
	Par Value	Value

Internet—continued
Snap, Inc. 144A 0.000%, 5/1/27(1)	$ 7,385	$ 6,337
Spotify USA, Inc. 144A 0.000%, 3/15/26(1)	3,455	3,024
Twitter, Inc. 144A 0.000%, 3/15/26(1)	5,140	4,549
Uber Technologies, Inc. 0.000%, 12/15/25	5,880	5,506
Wayfair, Inc. 0.625%, 10/1/25	4,775	4,184
Zillow Group, Inc. 2.750%, 5/15/25	875	1,012
		71,783

Leisure Time—3.3%
NCL Corp., Ltd.
5.375%, 8/1/25	525	750
144A 1.125%, 2/15/27(1)	4,295	4,084
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	1,290	1,639
2.875%, 11/15/23	3,070	3,641
Virgin Galactic Holdings, Inc. 144A 2.500%, 2/1/27(1)	2,625	2,434
		12,548

Machinery-Diversified—0.5%
Middleby Corp. (The) 1.000%, 9/1/25	1,195	1,818
Media—3.8%
DISH Network Corp.
0.000%, 12/15/25	2,595	2,530
3.375%, 8/15/26	3,455	3,216
Liberty Media Corp.
1.375%, 10/15/23	2,840	3,891
144A 0.500%, 12/1/50(1)	3,410	4,581
		14,218

Oil, Gas & Consumable Fuels—3.6%
EQT Corp. 1.750%, 5/1/26	3,440	5,588
Pioneer Natural Resources Co. 0.250%, 5/15/25	3,835	7,951
		13,539

Pharmaceuticals—2.2%
Dexcom, Inc. 0.250%, 11/15/25	2,890	3,073
Jazz Investments I Ltd. 2.000%, 6/15/26	4,615	5,395
		8,468

Retail—1.9%
Burlington Stores, Inc. 2.250%, 4/15/25	2,560	3,337

See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Retail—continued
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	$ 1,060	$ 3,776
		7,113

Semiconductors—1.4%
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(1)	1,050	1,084
ON Semiconductor Corp. 144A 0.000%, 5/1/27(1)	2,280	3,044
Wolfspeed, Inc. 1.750%, 5/1/26	565	1,205
		5,333

Software—17.3%
Akamai Technologies, Inc. 0.125%, 5/1/25	2,150	2,758
Avalara, Inc. 144A 0.250%, 8/1/26(1)	2,725	2,416
Bentley Systems, Inc.
144A 0.125%, 1/15/26(1)	2,925	2,761
144A 0.375%, 7/1/27(1)	800	686
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(1)	7,375	6,643
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	4,930	4,577
Coupa Software, Inc. 0.375%, 6/15/26	6,820	6,078
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(1)	4,810	3,890
DocuSign, Inc. 0.000%, 1/15/24	2,155	2,039
Fastly, Inc. 144A 0.000%, 3/15/26(1)	2,805	2,245
Five9, Inc. 0.500%, 6/1/25	890	1,040
i3 Verticals LLC 1.000%, 2/15/25	1,840	1,712
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)	1,075	1,045
MicroStrategy, Inc. 144A 0.000%, 2/15/27(1)	2,770	1,804
New Relic, Inc. 0.500%, 5/1/23	645	758
Nutanix, Inc. 144A 0.250%, 10/1/27(1)	2,335	1,978
Porch Group, Inc. 144A 0.750%, 9/15/26(1)	4,100	3,195
RingCentral, Inc. 0.000%, 3/1/25	3,750	3,429
Splunk, Inc. 1.125%, 6/15/27	6,580	5,975
Unity Software, Inc. 144A 0.000%, 11/15/26(1)	7,450	6,232
Workday, Inc. 0.250%, 10/1/22	2,470	4,275
		65,536

	Par Value	Value

Telecommunications—0.2%
Viavi Solutions, Inc. 1.000%, 3/1/24	$ 545	$ 721
Total Convertible Bonds and Notes (Identified Cost $317,481)		310,353

Total Long-Term Investments—165.3% (Identified Cost $627,212)		624,510

	Shares
Short-Term Investment—6.4%
Money Market Mutual Fund—6.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(9)	24,429,999	24,430
Total Short-Term Investment (Identified Cost $24,430)		24,430

TOTAL INVESTMENTS—171.7% (Identified Cost $651,642)		$ 648,940
Other assets and liabilities, net—0.1%		467
Preferred Shares—(71.8)%		(271,525)
NET ASSETS—100.0%		$ 377,882

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
NA	National Association
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $290,201 or 76.8% of net assets.
(2)	Variable rate security. Rate disclosed is as of January 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.67% of net assets.
(4)	Affiliated Investment. See Note 4G in Notes to Financial Statements.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Security is restricted from resale.
(8)	Amount is less than $500.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	92%
Bermuda	2
Jersey	1
Liberia	1
Cayman Islands	1
Canada	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of January 31, 2022.
The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$200,695	$ —	$200,695	$ —
Leveraged Loans	907	—	907	—
Convertible Bonds and Notes	310,353	—	310,353	—
Equity Securities:
Convertible Preferred Stocks	106,353	100,289	6,064	—
Common Stocks	3,348	—	—	3,348
Preferred Stocks	2,519	—	—	2,519 (1)
Warrants	335	—	—	335 (1)
Money Market Mutual Fund	24,430	24,430	—	—
Total Investments	$648,940	$124,719	$518,019	$6,202

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds And Notes	Leveraged Loans	Common Stocks	Warrants	Preferred Stocks
Investments in Securities
Balance as of February 28, 2021:	$ 19,409	$ 9,574	$ 1,365	$ 163	$ 113	$ 8,194
Accrued discount/(premium)	8	8	—	—	—	—
Realized gain (loss)	(3,597)	(3,751)	—	— (a)	—	154
Change in unrealized appreciation (depreciation)(b)	2,754	16,833	—	(14,012)	222	(289)
Purchases	17,252	—	55	17,197 (c)	—	—
Sales (d)	(29,624)	(22,664) (c)	(1,420)	—	—	(5,540)
Balance as of January 31, 2022	$ 6,202	$ —	$ —	$ 3,348	$335 (e)	$ 2,519(e)
(a) Amount is less than $500.
(b) The change in unrealized appreciation (depreciation) on investments still held at January 31, 2022, was $2,754.
(c) Includes securities issued or removed due to corporate actions.
(d) Includes paydowns on securities.
See Notes to Financial Statements

Convertible & Income Fund II
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
(e) Includes internally fair valued security currently priced at zero ($0).
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2022:
Investments in Securities – Assets	Ending Balance at January 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stocks:
LiveStyle, Inc. Series B	$2,519	Market and Company Comparables	EV Multiples	2.71x (0.25x - 7.15x)
			Illiquidity Discount	-20% - 30%

Common Stocks:
CCF Holdings LLC	$2,802	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 387	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

Erickson	$ 159	Market and Company Comparables	EV Multiples	1.29x (0.81x - 2.34x)
				10.69x (9.22x - 14.39x)
				0.98x (0.57x - 1.44x)
			M&A Transaction Multiples	0.96x (0.41x - 1.96x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	2.71x (0.25x - 7.15x)
			Illiquidity Discount	-20% - 30%

Warrants:
CCF Holdings	$ 335	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	55.24%

(1) Amount is less than $500.
See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—18.5%
Advertising—0.2%
Clear Channel Outdoor Holdings, Inc.
144A 7.750%, 4/15/28(1)(2)	$ 155	$ 161
144A 7.500%, 6/1/29(1)	275	285
		446

Aerospace & Defense—0.4%
TransDigm, Inc.
6.375%, 6/15/26(2)	390	397
5.500%, 11/15/27(2)	345	347
Triumph Group, Inc.
144A 8.875%, 6/1/24(1)(2)	143	153
144A 6.250%, 9/15/24(1)(2)	175	174
		1,071

Airlines—0.3%
American Airlines, Inc.
144A 11.750%, 7/15/25(1)(2)	300	363
144A 5.750%, 4/20/29(1)(2)	140	144
Delta Air Lines, Inc. 7.375%, 1/15/26(2)	375	427
		934

Auto Components—0.7%
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(2)	390	402
Clarios Global LP 144A 8.500%, 5/15/27(1)(2)	645	674
Goodyear Tire & Rubber Co. (The)
5.250%, 4/30/31(2)	295	298
144A 5.250%, 7/15/31(1)(2)	305	307
Tenneco, Inc.
5.000%, 7/15/26(2)	290	269
144A 7.875%, 1/15/29(1)(2)	130	138
		2,088

Auto Manufacturers—0.6%
Ford Motor Co.
9.000%, 4/22/25(2)	530	626
9.625%, 4/22/30(2)	460	646
7.450%, 7/16/31(2)	250	317
Ford Motor Credit Co. LLC 5.125%, 6/16/25(2)	150	158
		1,747

Building Materials—0.4%
Builders FirstSource, Inc. 144A 5.000%, 3/1/30(1)(2)	410	421
Griffon Corp. 5.750%, 3/1/28(2)	230	230
Koppers, Inc. 144A 6.000%, 2/15/25(1)(2)	305	306
MIWD Holdco II LLC 144A 5.500%, 2/1/30(1)	165	163
		1,120

	Par Value	Value

Chemicals—0.2%
Tronox, Inc. 144A 4.625%, 3/15/29(1)(2)	$ 300	$ 288
WR Grace Holdings LLC 144A 5.625%, 8/15/29(1)(2)	285	275
		563

Commercial Services—0.7%
ADT Security Corp. (The) 144A 4.125%, 8/1/29(1)	295	277
Avis Budget Car Rental LLC 144A 5.375%, 3/1/29(1)	420	421
Deluxe Corp. 144A 8.000%, 6/1/29(1)(2)	285	295
Hertz Corp. (The) 144A 5.000%, 12/1/29(1)(2)	285	274
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)(2)	285	282
United Rentals North America, Inc. 5.250%, 1/15/30(2)	310	326
		1,875

Computers—0.1%
NCR Corp. 144A 5.125%, 4/15/29(1)(2)	285	284
Containers & Packaging—0.4%
Berry Global, Inc. 144A 5.625%, 7/15/27(1)(2)	270	278
Owens-Brockway Glass Container, Inc. 144A 6.625%, 5/13/27(1)(2)	385	404
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)(2)	355	366
		1,048

Cosmetics & Personal Care—0.1%
Edgewell Personal Care Co. 144A 5.500%, 6/1/28(1)(2)	300	311
Diversified Financial Services—0.7%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	290	284
144A 5.750%, 11/15/31(1)(2)	145	140
Navient Corp.
6.750%, 6/15/26(2)	375	396
5.000%, 3/15/27(2)	285	276
4.875%, 3/15/28(2)	140	134
OneMain Finance Corp.
8.250%, 10/1/23(2)	320	346
6.625%, 1/15/28(2)	270	290
5.375%, 11/15/29	20	20
		1,886

Electronic Equipment, Instruments & Components—0.2%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	410	440
See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Electronics—0.1%
II-VI, Inc. 144A 5.000%, 12/15/29(1)	$ 270	$ 270
Entertainment—1.0%
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)(2)	430	445
144A 4.625%, 10/15/29(1)	425	407
Cedar Fair LP 5.375%, 4/15/27(2)	465	471
International Game Technology plc 144A 6.250%, 1/15/27(1)(2)	450	490
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(2)	410	407
Scientific Games International, Inc. 144A 8.250%, 3/15/26(1)(2)	430	449
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	190	185
		2,854

Environmental Services—0.1%
GFL Environmental, Inc. 144A 4.750%, 6/15/29(1)(2)	405	393
Equity Real Estate Investment Trusts (REITs)—0.4%
Iron Mountain, Inc. 144A 5.250%, 7/15/30(1)(2)	425	422
Park Intermediate Holdings LLC 144A 4.875%, 5/15/29(1)(2)	290	287
Service Properties Trust
4.350%, 10/1/24(2)	125	119
4.500%, 3/15/25(2)	300	285
		1,113

Food & Beverage—0.8%
Kraft Heinz Foods Co.
5.000%, 7/15/35(2)	125	143
6.500%, 2/9/40(2)	440	589
Performance Food Group, Inc. 144A 4.250%, 8/1/29(1)(2)	300	281
Post Holdings, Inc. 144A 4.500%, 9/15/31(1)(2)	300	285
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)(2)	300	288
Triton Water Holdings, Inc. 144A 6.250%, 4/1/29(1)(2)	300	281
US Foods, Inc.
144A 6.250%, 4/15/25(1)(2)	220	227
144A 4.750%, 2/15/29(1)(2)	180	177
		2,271

Food Service—0.1%
Aramark Services, Inc. 144A 5.000%, 2/1/28(1)(2)	390	387
Healthcare-Products—0.1%
Mozart Debt Merger Sub, Inc. 144A 5.250%, 10/1/29(1)(2)	295	287
	Par Value	Value

Healthcare-Services—0.5%
Centene Corp. 4.625%, 12/15/29(2)	$ 395	$ 411
Select Medical Corp. 144A 6.250%, 8/15/26(1)(2)	280	288
Tenet Healthcare Corp. 144A 6.125%, 10/1/28(1)(2)	805	807
		1,506

Home Builders—0.1%
Picasso Finance Sub, Inc. 144A 6.125%, 6/15/25(1)(2)	247	256
Home Furnishings—0.0%
Tempur Sealy International, Inc. 144A 3.875%, 10/15/31(1)(2)	150	140
Internet—0.2%
Match Group Holdings II LLC 144A 5.000%, 12/15/27(1)(2)	220	227
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)(2)	235	249
144A 7.500%, 9/15/27(1)(2)	190	202
		678

Investment Companies—0.2%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	435	429
Iron & Steel—0.3%
Cleveland-Cliffs, Inc.
5.875%, 6/1/27(2)	455	471
144A 9.875%, 10/17/25(1)(2)	250	279
		750

Leisure Time—0.8%
Carnival Corp.
144A 10.500%, 2/1/26(1)(2)	265	298
144A 5.750%, 3/1/27(1)(2)	150	144
144A 6.000%, 5/1/29(1)	290	279
NCL Corp., Ltd. 144A 5.875%, 3/15/26(1)(2)	605	576
Royal Caribbean Cruises Ltd.
144A 11.500%, 6/1/25(1)(2)	181	200
144A 5.375%, 7/15/27(1)	290	280
144A 5.500%, 4/1/28(1)	575	558
		2,335

Lodging—0.4%
Boyd Gaming Corp. 144A 8.625%, 6/1/25(1)(2)	186	197
Hilton Domestic Operating Co., Inc. 144A 4.000%, 5/1/31(1)(2)	225	221
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	145	144
MGM Resorts International 4.750%, 10/15/28(2)	305	303

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Lodging—continued
Station Casinos LLC 144A 4.625%, 12/1/31(1)(2)	$ 145	$ 138
		1,003

Machinery-Construction & Mining—0.1%
Terex Corp. 144A 5.000%, 5/15/29(1)(2)	280	278
Media—1.8%
CCO Holdings LLC
4.500%, 5/1/32(2)	380	366
144A 5.375%, 6/1/29(1)(2)	275	283
144A 4.750%, 2/1/32(1)	140	138
CSC Holdings LLC 144A 7.500%, 4/1/28(1)(2)	535	553
Directv Financing LLC 144A 5.875%, 8/15/27(1)(2)	575	577
DISH DBS Corp.
7.375%, 7/1/28(2)	420	406
144A 5.750%, 12/1/28(1)(2)	230	220
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	145	143
Gray Television, Inc. 144A 4.750%, 10/15/30(1)(2)	455	436
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	445	456
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	415	411
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	450	435
TEGNA, Inc. 5.000%, 9/15/29(2)	280	276
Virgin Media Finance plc 144A 5.000%, 7/15/30(1)(2)	230	217
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	225	229
		5,146

Metal Fabricate/Hardware—0.2%
Park-Ohio Industries, Inc. 6.625%, 4/15/27(2)	620	558
Mining—0.3%
Freeport-McMoRan, Inc. 5.250%, 9/1/29(2)	260	276
Hudbay Minerals, Inc. 144A 4.500%, 4/1/26(1)(2)	300	295
Joseph T Ryerson & Son, Inc. 144A 8.500%, 8/1/28(1)(2)	180	194
		765

Oil, Gas & Consumable Fuels—1.9%
Antero Resources Corp.
144A 7.625%, 2/1/29(1)(2)	250	273
144A 5.375%, 3/1/30(1)	150	155
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	300	306
CITGO Petroleum Corp. 144A 6.375%, 6/15/26(1)(2)	135	134
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
CNX Resources Corp. 144A 7.250%, 3/14/27(1)(2)	$ 295	$ 310
Comstock Resources, Inc.
144A 6.750%, 3/1/29(1)(2)	295	304
144A 5.875%, 1/15/30(1)	285	283
EQT Corp. 7.500%, 2/1/30(2)	265	316
Occidental Petroleum Corp.
5.550%, 3/15/26(2)	510	544
6.625%, 9/1/30(2)	220	258
PDC Energy, Inc. 5.750%, 5/15/26(2)	435	443
Range Resources Corp. 144A 4.750%, 2/15/30(1)	275	275
SM Energy Co. 6.500%, 7/15/28(2)	530	547
Southwestern Energy Co. 5.375%, 3/15/30(2)	285	292
Sunoco LP
5.875%, 3/15/28(2)	120	124
144A 4.500%, 4/30/30(1)(2)	145	142
USA Compression Partners LP 6.875%, 9/1/27(2)	415	426
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	150	153
		5,285

Paper & Forest Products—0.1%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)(2)	300	296
Pharmaceuticals—0.9%
AdaptHealth LLC 144A 4.625%, 8/1/29(1)(2)	455	432
Bausch Health Americas, Inc. 144A 8.500%, 1/31/27(1)(2)	550	556
Bausch Health Cos., Inc. 144A 7.250%, 5/30/29(1)(2)	450	405
Horizon Therapeutics USA, Inc. 144A 5.500%, 8/1/27(1)(2)	285	296
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	555	548
Organon & Co. 144A 5.125%, 4/30/31(1)(2)	295	295
		2,532

Pipelines—0.8%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	290	292
Crestwood Midstream Partners LP 144A 6.000%, 2/1/29(1)(2)	280	282
DCP Midstream Operating LP 5.125%, 5/15/29(2)	370	392
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)(2)	290	303
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)(2)	290	295
NuStar Logistics LP 6.375%, 10/1/30(2)	305	330

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Pipelines—continued
Targa Resources Partners LP 6.500%, 7/15/27(2)	$ 335	$ 355
		2,249

Real Estate—0.1%
Kennedy-Wilson, Inc. 5.000%, 3/1/31(2)	395	390
Retail—0.5%
Asbury Automotive Group, Inc.
4.750%, 3/1/30(2)	267	263
144A 4.625%, 11/15/29(1)	145	142
144A 5.000%, 2/15/32(1)	145	144
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	325	349
Carvana Co. 144A 4.875%, 9/1/29(1)	295	262
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	300	278
		1,438

Semiconductors—0.1%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	275	289
Software—0.4%
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)	440	419
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(1)	295	302
SS&C Technologies, Inc. 144A 5.500%, 9/30/27(1)(2)	480	496
		1,217

Telecommunications—1.0%
Avaya, Inc. 144A 6.125%, 9/15/28(1)(2)	275	281
Frontier Communications Holdings LLC
144A 5.000%, 5/1/28(1)(2)	265	262
144A 6.000%, 1/15/30(1)(2)	150	145
Hughes Satellite Systems Corp. 6.625%, 8/1/26(2)	400	431
LogMeIn, Inc. 144A 5.500%, 9/1/27(1)(2)	430	418
Lumen Technologies, Inc.
144A 4.500%, 1/15/29(1)(2)	185	170
144A 5.375%, 6/15/29(1)(2)	425	403
Sprint Corp. 7.625%, 3/1/26(2)	465	532
T-Mobile USA, Inc. 3.500%, 4/15/31(2)	295	288
		2,930

Transportation—0.2%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)(2)	265	290
	Par Value	Value

Transportation—continued
144A 5.500%, 5/1/28(1)(2)	$ 150	$ 145
		435

Total Corporate Bonds and Notes (Identified Cost $52,534)		52,293

Leveraged Loans—0.1%
Retail—0.1%
Petco Health & Wellness Co., Inc. First Lien (3 month LIBOR + 3.250%) 4.000%, 3/3/28 (3)	233	233
Total Leveraged Loans (Identified Cost $233)		233

	Shares
Convertible Preferred Stocks—13.1%
Auto Components—0.8%
Aptiv plc Series A, 5.500%(2)	15,160	2,362
Capital Markets—0.9%
KKR & Co., Inc. Series C, 6.000%(2)	27,865	2,473
Commercial Services & Supplies—0.6%
GFL Environmental, Inc., 6.000%(2)	22,505	1,702
Electric Utilities—1.7%
NextEra Energy, Inc., 5.279%(2)	66,200	3,376
NextEra Energy, Inc., 6.219%(2)	28,685	1,474
		4,850

Healthcare Equipment & Supplies—0.9%
Boston Scientific Corp. Series A, 5.500%(2)	21,515	2,507
Life Sciences Tools & Services—3.2%
Avantor, Inc. Series A, 6.250%(2)	32,785	3,744
Danaher Corp. Series A, 4.750%(2)	2,755	5,252
		8,996

Machinery—1.5%
RBC Bearings, Inc. Series A, 5.000%(2)	17,125	1,641
Stanley Black & Decker, Inc., 5.250%(2)	25,335	2,644
		4,285

Professional Services—0.3%
Clarivate plc Series A, 5.250%	13,950	963
Semiconductors & Semiconductor Equipment—2.4%
Broadcom, Inc. Series A, 8.000%(2)	3,655	6,694

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Telecommunications—0.8%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(1)(2)	2,175	$ 2,163
Total Convertible Preferred Stocks (Identified Cost $33,490)		36,995

Preferred Stocks—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B (4)(5)(6)(7)(8)	3,783	378
LiveStyle, Inc. Series B (4)(5)(6)(7)	1,250	—
		378

Total Preferred Stocks (Identified Cost $1,621)		378

Common Stocks—34.0%
Automobiles—1.3%
Tesla, Inc.(7)	3,890	3,644
Banks—1.5%
CCF Holdings LLC(6)(7)	1,026,972	452
CCF Holdings LLC Class M(6)(7)	219,990	97
JPMorgan Chase & Co.	12,660	1,881
Wells Fargo & Co.	34,255	1,843
		4,273

Biotechnology—0.7%
AbbVie, Inc.(9)	10,200	1,396
Horizon Therapeutics plc(7)	6,540	611
		2,007

Capital Markets—1.1%
Charles Schwab Corp. (The)	14,270	1,252
CME Group, Inc. Class A	3,555	816
S&P Global, Inc.	2,775	1,152
		3,220

Chemicals—0.6%
DuPont de Nemours, Inc.(9)	6,870	526
Sherwin-Williams Co. (The)	4,200	1,203
		1,729

Commercial Services & Supplies—0.4%
Waste Management, Inc.	6,495	977
Communications Equipment—0.3%
Cisco Systems, Inc.	16,520	920
Electrical Equipment—0.2%
Generac Holdings, Inc.(7)	2,070	584
Energy Equipment & Services—0.5%
Schlumberger N.V.	32,705	1,278
	Shares	Value

Entertainment—0.0%
LiveStyle, Inc.(4)(5)(6)(7)(8)	13,574	$ — (10)
Equity Real Estate Investment—0.4%
Crown Castle International Corp.	6,190	1,130
Food & Staples Retailing—0.6%
Costco Wholesale Corp.(9)	3,170	1,601
Healthcare Equipment & Supplies—1.1%
Abbott Laboratories(9)	7,550	962
Dexcom, Inc.(7)	1,670	719
Intuitive Surgical, Inc.(7)(9)	4,555	1,295
		2,976

Healthcare Providers & Services—0.6%
UnitedHealth Group, Inc.	3,332	1,575
Hotels, Restaurants & Leisure—1.4%
Booking Holdings, Inc.(7)	700	1,719
Chipotle Mexican Grill, Inc. Class A(7)	415	616
Darden Restaurants, Inc.	3,545	496
MGM Resorts International(9)	23,125	988
Starbucks Corp.(9)	2,428	239
		4,058

Household Durables—0.4%
DR Horton, Inc.	12,310	1,098
Industrial Conglomerates—0.3%
Honeywell International, Inc.(9)	3,515	719
Insurance—0.3%
Aon plc Class A	3,460	956
Interactive Media & Services—3.1%
Alphabet, Inc. Class A(7)	1,920	5,196
Meta Platforms, Inc. Class A(7)	11,540	3,615
		8,811

Internet & Direct Marketing Retail—1.3%
Amazon.com, Inc.(7)	1,180	3,530
IT Services—1.9%
Accenture plc Class A	5,220	1,846
EPAM Systems, Inc.(7)	917	436
Mastercard, Inc. Class A(9)	3,895	1,505
Visa, Inc. Class A(9)	7,100	1,606
		5,393

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	8,617	1,200
IQVIA Holdings, Inc.(7)	4,935	1,209
Thermo Fisher Scientific, Inc.(9)	2,175	1,264
		3,673

Machinery—0.3%
Deere & Co.(9)	2,430	915

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Metals & Mining—0.2%
Freeport-McMoRan, Inc.	11,475	$ 427
Multiline Retail—0.3%
Target Corp.(9)	4,030	888
Oil, Gas & Consumable Fuels—1.3%
ConocoPhillips	22,360	1,982
Devon Energy Corp.	35,820	1,811
		3,793

Pharmaceuticals—0.8%
Eli Lilly & Co.	5,700	1,399
Zoetis, Inc. Class A	4,620	923
		2,322

Road & Rail—0.2%
Union Pacific Corp.	2,095	512
Semiconductors & Semiconductor Equipment—3.0%
Advanced Micro Devices, Inc.(7)(9)	6,110	698
Broadcom, Inc.	1,430	838
Enphase Energy, Inc.(7)	5,085	714
Lam Research Corp.(9)	1,925	1,136
Marvell Technology, Inc.	9,465	676
Micron Technology, Inc.	10,735	883
NVIDIA Corp.	12,000	2,938
QUALCOMM, Inc.(9)	3,795	667
		8,550

Software—4.8%
Adobe, Inc. (7)(9)	3,360	1,795
Atlassian Corp. plc Class A(7)(9)	2,945	955
Crowdstrike Holdings, Inc. Class A(7)	2,880	520
Intuit, Inc.	2,970	1,649
Microsoft Corp.	19,655	6,113
salesforce.com, Inc.(7)(9)	4,905	1,141
ServiceNow, Inc.(7)(9)	2,460	1,441
		13,614

Specialty Retail—1.3%
Home Depot, Inc. (The)	7,895	2,897
TJX Cos., Inc. (The)	9,270	667
		3,564

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	32,995	5,767
Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. Class B(9)	9,090	1,346
Total Common Stocks (Identified Cost $87,215)		95,850

	Shares	Value

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC(6)(7)	363,920	$ 84
Total Warrant (Identified Cost $—)		84

	Par Value
Convertible Bonds and Notes—65.8%
Airlines—0.9%
American Airlines Group, Inc. 6.500%, 7/1/25	$ 845	1,117
Southwest Airlines Co. 1.250%, 5/1/25(2)	1,145	1,560
		2,677

Auto Manufacturers—2.9%
Ford Motor Co. 144A 0.000%, 3/15/26(1)(2)	2,875	3,900
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	1,570	1,297
NIO, Inc. 144A 0.500%, 2/1/27(1)	935	766
Tesla, Inc. 2.000%, 5/15/24(2)	150	2,261
		8,224

Biotechnology—1.2%
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	1,425	1,521
Global Blood Therapeutics, Inc. 144A 1.875%, 12/15/28(1)	915	1,072
Guardant Health, Inc. 0.000%, 11/15/27(2)	1,035	880
		3,473

Commercial Services—2.8%
Block, Inc.
0.000%, 5/1/26(2)	1,155	1,081
0.250%, 11/1/27(2)	1,260	1,173
Euronet Worldwide, Inc. 0.750%, 3/15/49	540	596
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)	395	342
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(1)(2)	1,125	1,129
144A 0.500%, 8/1/27(1)	1,820	1,533
Stride, Inc. 1.125%, 9/1/27(2)	2,060	2,089
		7,943

Computers—3.3%
CyberArk Software Ltd. 0.000%, 11/15/24	1,330	1,477
KBR, Inc. 2.500%, 11/1/23	355	619
Lumentum Holdings, Inc. 0.500%, 12/15/26(2)	2,350	2,820

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Computers—continued
Pure Storage, Inc. 0.125%, 4/15/23(2)	$ 2,290	$ 2,692
Zscaler, Inc. 0.125%, 7/1/25(2)	895	1,617
		9,225

Cosmetics & Personal Care—0.6%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(1)	2,060	1,717
Diversified Financial Services—1.9%
Coinbase Global, Inc. 144A 0.500%, 6/1/26(1)	2,035	1,900
Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.000%, 8/15/23	1,185	1,223
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(1)(2)	2,280	2,116
		5,239

Electronics—0.3%
II-VI, Inc. 0.250%, 9/1/22	535	740
Energy-Alternate Sources—1.1%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(1)(2)	2,050	1,890
144A 0.000%, 3/1/28(1)(2)	1,205	1,100
		2,990

Entertainment—2.9%
Live Nation Entertainment, Inc. 2.000%, 2/15/25(2)	3,930	4,896
Penn National Gaming, Inc. 2.750%, 5/15/26	270	579
Vail Resorts, Inc. 0.000%, 1/1/26(2)	2,640	2,645
		8,120

Equity Real Estate Investment Trusts (REITs)—1.9%
Apollo Commercial Real Estate Finance, Inc. 4.750%, 8/23/22	2,375	2,379
Pebblebrook Hotel Trust 1.750%, 12/15/26(2)	2,655	2,887
		5,266

Healthcare-Products—3.1%
CONMED Corp. 2.625%, 2/1/24(2)	840	1,356
Envista Holdings Corp. 2.375%, 6/1/25(2)	1,045	2,228
Insulet Corp. 0.375%, 9/1/26(2)	2,335	2,967
Omnicell, Inc. 0.250%, 9/15/25(2)	1,140	1,831
	Par Value	Value

Healthcare-Products—continued
Tandem Diabetes Care, Inc. 144A 1.500%, 5/1/25(1)	$ 380	$ 482
		8,864

Healthcare-Services—0.5%
Anthem, Inc. 2.750%, 10/15/42	225	1,406
Internet—13.5%
Airbnb, Inc. 144A 0.000%, 3/15/26(1)(2)	3,770	3,582
Booking Holdings, Inc. 0.750%, 5/1/25(2)	1,660	2,479
Etsy, Inc. 144A 0.250%, 6/15/28(1)(2)	2,110	2,084
Expedia Group, Inc. 144A 0.000%, 2/15/26(1)(2)	3,165	3,698
Lyft, Inc. 1.500%, 5/15/25(2)	1,140	1,430
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(1)(2)	1,505	2,163
Okta, Inc. 0.375%, 6/15/26(2)	2,055	2,288
Palo Alto Networks, Inc.
0.750%, 7/1/23(2)	810	1,585
0.375%, 6/1/25(2)	2,695	4,764
Perficient, Inc. 144A 0.125%, 11/15/26(1)	1,705	1,499
Sea Ltd. 0.250%, 9/15/26(2)	1,340	1,121
Snap, Inc. 144A 0.000%, 5/1/27(1)(2)	4,370	3,750
TechTarget, Inc. 144A 0.000%, 12/15/26(1)	2,185	2,008
Uber Technologies, Inc. 0.000%, 12/15/25(2)	3,600	3,371
Wayfair, Inc. 0.625%, 10/1/25(2)	2,620	2,296
		38,118

Leisure Time—2.4%
Callaway Golf Co. 2.750%, 5/1/26(2)	740	1,143
NCL Corp., Ltd. 144A 1.125%, 2/15/27(1)(2)	3,320	3,157
Royal Caribbean Cruises Ltd. 2.875%, 11/15/23(2)	2,155	2,556
		6,856

Machinery-Diversified—1.2%
Chart Industries, Inc. 144A 1.000%, 11/15/24(1)(2)	460	983
Middleby Corp. (The) 1.000%, 9/1/25(2)	1,540	2,342
		3,325

Media—1.2%
DISH Network Corp. 0.000%, 12/15/25(2)	1,410	1,375

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
Liberty Media Corp. 1.375%, 10/15/23(2)	$ 1,385	$ 1,897
		3,272

Mining—0.8%
MP Materials Corp. 144A 0.250%, 4/1/26(1)(2)	1,830	2,136
Oil, Gas & Consumable Fuels—2.1%
EQT Corp. 1.750%, 5/1/26(2)	1,070	1,738
Pioneer Natural Resources Co. 0.250%, 5/15/25(2)	2,020	4,188
		5,926

Pharmaceuticals—4.3%
Dexcom, Inc. 0.250%, 11/15/25(2)	5,030	5,349
Jazz Investments I Ltd. 2.000%, 6/15/26(2)	3,415	3,992
Pacira BioSciences, Inc. 0.750%, 8/1/25	1,370	1,560
Sarepta Therapeutics, Inc. 1.500%, 11/15/24(2)	1,040	1,318
		12,219

Private Equity—0.4%
Digitalbridge Operating Co. LLC 144A 5.750%, 7/15/25(1)(2)	360	1,184
Retail—0.7%
Burlington Stores, Inc. 2.250%, 4/15/25(2)	405	528
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25(2)	450	1,603
		2,131

Semiconductors—3.4%
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(1)(2)	2,160	2,231
Microchip Technology, Inc. 0.125%, 11/15/24(2)	1,870	2,219
ON Semiconductor Corp. 144A 0.000%, 5/1/27(1)(2)	1,415	1,889
Silicon Laboratories, Inc. 0.625%, 6/15/25(2)	350	514
Teradyne, Inc. 1.250%, 12/15/23(2)	245	908
Wolfspeed, Inc. 1.750%, 5/1/26(2)	855	1,823
		9,584

Software—11.7%
Akamai Technologies, Inc. 0.125%, 5/1/25	2,340	3,002
Bill.com Holdings, Inc.
0.000%, 12/1/25(2)	650	907
144A 0.000%, 4/1/27(1)	1,495	1,347
	Par Value	Value

Software—continued
Ceridian HCM Holding, Inc. 144A 0.250%, 3/15/26(1)	$ 1,260	$ 1,155
Cloudflare, Inc. 144A 0.000%, 8/15/26(1)	3,150	2,924
Confluent, Inc. 144A 0.000%, 1/15/27(1)	780	764
Datadog, Inc. 0.125%, 6/15/25(2)	485	831
Jamf Holding Corp. 144A 0.125%, 9/1/26(1)(2)	2,030	1,974
MongoDB, Inc. 0.250%, 1/15/26(2)	850	1,701
New Relic, Inc. 0.500%, 5/1/23(2)	1,220	1,434
Nutanix, Inc. 144A 0.250%, 10/1/27(1)(2)	3,083	2,611
Porch Group, Inc. 144A 0.750%, 9/15/26(1)(2)	2,135	1,664
ServiceNow, Inc. 0.000%, 6/1/22(2)	315	1,367
Splunk, Inc.
0.500%, 9/15/23(2)	2,700	2,938
1.125%, 6/15/27	430	390
Tyler Technologies, Inc. 144A 0.250%, 3/15/26(1)(2)	2,675	3,046
Unity Software, Inc. 144A 0.000%, 11/15/26(1)(2)	3,180	2,660
Workday, Inc. 0.250%, 10/1/22(2)	1,315	2,276
		32,991

Telecommunications—0.7%
Viavi Solutions, Inc. 1.000%, 3/1/24(2)	1,585	2,098
Total Convertible Bonds and Notes (Identified Cost $187,089)		185,724

Total Long-Term Investments—131.6% (Identified Cost $362,182)		371,557

	Shares
Short-Term Investment—5.9%
Money Market Mutual Fund—5.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(11)	16,807,073	16,807
Total Short-Term Investment (Identified Cost $16,807)		16,807

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—137.5% (Identified Cost $378,989)		388,364

See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Value
Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $37)	$ (69)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—137.5% (Identified Cost $378,952)	$ 388,295
Other assets and liabilities, net—(37.5)%	(105,947)
NET ASSETS—100.0%	$ 282,348

Abbreviations:
EV	Enterprise Value
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $105,699 or 37.4% of net assets.
(2)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $208,527.
(3)	Variable rate security. Rate disclosed is as of January 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.13% of net assets.
(5)	Affiliated Investment. See Note 4G in Notes to Financial Statements.
(6)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(7)	Non-income producing.
(8)	Security is restricted from resale.
(9)	All or a portion of the security is segregated as collateral for written options.
(10)	Amount is less than $500.
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Bermuda	2
Liberia	1
Jersey	1
Canada	1
United Kingdom	1
Cayman Islands	1
Total	100%
† % of total investments, net of written options, as of January 31, 2022.
Open Written Options Contracts as of January 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Abbott Laboratories	(18)	$(247)	$137.00	02/18/22	$(—) (3)
AbbVie, Inc.	(41)	(594)	145.00	02/18/22	(3)
Adobe, Inc.	(14)	(819)	585.00	02/18/22	(3)
Advanced Micro Devices, Inc.	(18)	(270)	150.00	02/18/22	(1)
Atlassian Corp. plc	(15)	(555)	370.00	02/18/22	(4)
Costco Wholesale Corp.	(8)	(424)	530.00	02/18/22	(2)
Darden Restaurants, Inc.	(8)	(120)	150.00	02/18/22	(—) (3)
Deere & Co.	(13)	(539)	415.00	02/18/22	(2)
DuPont de Nemours, Inc.	(18)	(155)	86.00	02/18/22	(1)
Honeywell International, Inc.	(13)	(280)	215.00	02/18/22	(1)
Intuitive Surgical, Inc.	(10)	(300)	300.00	02/18/22	(4)
Lam Research Corp.	(10)	(735)	735.00	02/18/22	(—) (3)
Mastercard, Inc.	(14)	(539)	385.00	02/18/22	(15)
MGM Resorts International	(30)	(144)	48.00	02/18/22	(1)
NIKE, Inc.	(4)	(63)	157.50	02/18/22	(—) (3)
QUALCOMM, Inc.	(20)	(400)	200.00	02/18/22	(3)
salesforce.com, Inc.	(12)	(306)	255.00	02/18/22	(1)
ServiceNow, Inc.	(9)	(576)	640.00	02/18/22	(5)
Starbucks Corp.	(13)	(139)	107.00	02/18/22	(1)
Target Corp.	(20)	(480)	240.00	02/18/22	(1)
Thermo Fisher Scientific, Inc.	(4)	(248)	620.00	02/18/22	(2)
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Open Written Options Contracts as of January 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Visa, Inc.	(32)	$(720)	$225.00	02/18/22	$(19)
Total Written Options					$(69)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options
(3)	Amount is less than $500.
The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 52,293	$ —	$ 52,293	$ —
Leveraged Loans	233	—	233	—
Convertible Bonds and Notes	185,724	—	185,724	—
Equity Securities:
Common Stocks	95,850	95,301	—	549
Convertible Preferred Stocks	36,995	34,832	2,163	—
Preferred Stocks	378	—	—	378 (1)
Warrant	84	—	—	84
Money Market Mutual Fund	16,807	16,807	—	—
Total Investments, before Written Options	388,364	146,940	240,413	1,011
Liabilities:
Other Financial Instruments:
Written Options	(69)	(68)	(1)	—
Total Investments, Net of Written Options	$388,295	$146,872	$240,412	$1,011

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2022.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Diversified Income & Convertible Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Common Stocks	Corporate Bonds	Preferred Stocks	Warrant
Investments in Securities
Balance as of January 31, 2021:	$ 2,951	$ —(a)	$ 1,843	$ 1,108	$ — (a)
Accrued discount/(premium)	6	—	6	—	—
Realized gain (loss)	23	— (a)	—	23	— (a)
Change in unrealized appreciation (depreciation)(b)	301	(1,369)	1,507	79	84
Purchases	1,918	1,918	—	—	—
Sales	(4,188)	— (a)	(3,356) (c)	(832)	— (a)
Balance as of January 31, 2022	$ 1,011	$ 549	$ —	$ 378(d)	$ 84
(a) Amount is less than $500.
(b) The change in unrealized appreciation (depreciation) on investments still held at January 31, 2022, was $1,180.
(c) Includes securities issued or removed due to corporate actions.
(d) Includes internally fair valued security currently priced at zero ($0).
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2022:
Investments in Securities – Assets	Ending Balance at January 31, 2022	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$378	Market and Company Comparables	EV Multiples	2.71x (0.25x - 7.15x)
			Illiquidity Discount	-20% - 30%

Common Stocks:
CCF Holdings LLC	$452	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

CCF Holdings LLC Class M	$ 97	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%

LiveStyle, Inc.	$ —(1)	Market and Company Comparables	EV Multiples	2.71x (0.25x - 7.15x)
			Illiquidity Discount	-20% - 30%

Warrant:
CCF Holdings LLC	$ 84	Market and Company Comparables	EV Multiples	1.22x (0.48x - 1.97x)
				0.65x (0.28x - 0.97x)
			Illiquidity Discount	20%
		Black-Scholes Model	Volatility	55.24%

(1) Amount is less than $500.
See Notes to Financial Statements

Equity & Convertible Income Fund
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—0.0%
Oil, Gas & Consumable Fuels—0.0%
Cobalt International Energy, Inc. 7.750%, 12/1/23(1)(2)	$ 2,509	$ 36
Total Corporate Bonds and Notes (Identified Cost $1,106)		36

	Shares
Convertible Preferred Stocks—6.8%
Auto Components—0.4%
Aptiv plc Series A, 5.500%	22,210	3,460
Banks—0.9%
Bank of America Corp. Series L, 7.250%	1,965	2,767
Wells Fargo & Co. Series L, 7.500%	3,405	4,849
		7,616

Capital Markets—0.4%
KKR & Co., Inc. Series C, 6.000%	34,620	3,073
Commercial Services & Supplies—0.2%
GFL Environmental, Inc., 6.000%	20,280	1,534
Diversified Financial Services—0.2%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(3)	1,300	1,476
Electric Utilities—0.8%
NextEra Energy, Inc., 5.279%	60,130	3,066
NextEra Energy, Inc., 6.219%	75,420	3,876
		6,942

Electronic Equipment, Instruments & Components—0.1%
II-VI, Inc. Series A, 6.000%	3,415	900
Healthcare Equipment & Supplies—0.5%
Boston Scientific Corp. Series A, 5.500%	37,930	4,420
Life Sciences Tools & Services—1.4%
Avantor, Inc. Series A, 6.250%	32,845	3,751
Danaher Corp. Series B, 5.000%	5,050	7,798
		11,549

Machinery—0.2%
Stanley Black & Decker, Inc., 5.250%	13,835	1,444
Pharmaceuticals—0.1%
Elanco Animal Health, Inc., 5.000%	31,335	1,296
Professional Services—0.2%
Clarivate plc Series A, 5.250%	24,895	1,718
Semiconductors & Semiconductor Equipment—1.0%
Broadcom, Inc. Series A, 8.000%	4,855	8,893
	Shares	Value

Telecommunications—0.4%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(3)	3,075	$ 3,058
Total Convertible Preferred Stocks (Identified Cost $50,197)		57,379

Common Stocks—63.8%
Automobiles—2.4%
Tesla, Inc.(4)	21,930	20,542
Banks—2.5%
JPMorgan Chase & Co.	71,400	10,610
Wells Fargo & Co.	193,205	10,395
		21,005

Biotechnology—1.3%
AbbVie, Inc.(5)	53,390	7,309
Horizon Therapeutics plc(4)	36,885	3,442
		10,751

Capital Markets—2.2%
Charles Schwab Corp. (The)	80,495	7,059
CME Group, Inc. Class A	20,035	4,598
S&P Global, Inc.	15,635	6,492
		18,149

Chemicals—1.2%
DuPont de Nemours, Inc.(5)	38,745	2,968
Sherwin-Williams Co. (The)	23,735	6,800
		9,768

Commercial Services & Supplies—0.7%
Waste Management, Inc.	36,710	5,523
Communications Equipment—0.6%
Cisco Systems, Inc.	93,340	5,196
Electrical Equipment—0.4%
Generac Holdings, Inc.(4)	11,680	3,298
Energy Equipment & Services—0.9%
Schlumberger N.V.	184,770	7,219
Equity Real Estate Investment—0.7%
Crown Castle International Corp.	32,586	5,947
Food & Staples Retailing—1.1%
Costco Wholesale Corp.(5)	17,875	9,029
Healthcare Equipment & Supplies—1.9%
Abbott Laboratories(5)	34,870	4,444
Dexcom, Inc.(4)	9,435	4,062
Intuitive Surgical, Inc.(4)(5)	25,680	7,298
		15,804

See Notes to Financial Statements

Equity & Convertible Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Healthcare Providers & Services—1.0%
UnitedHealth Group, Inc.	18,783	$ 8,876
Hotels, Restaurants & Leisure—2.7%
Booking Holdings, Inc.(4)	3,935	9,665
Chipotle Mexican Grill, Inc. Class A(4)	2,330	3,462
Darden Restaurants, Inc.	19,985	2,795
MGM Resorts International(5)	130,450	5,573
Starbucks Corp.(5)	13,713	1,348
		22,843

Household Durables—0.7%
DR Horton, Inc.	69,435	6,195
Industrial Conglomerates—0.5%
Honeywell International, Inc.(5)	19,840	4,057
Insurance—0.6%
Aon plc Class A	19,515	5,395
Interactive Media & Services—5.9%
Alphabet, Inc. Class A(4)	10,820	29,280
Meta Platforms, Inc. Class A(4)	65,095	20,392
		49,672

Internet & Direct Marketing Retail—2.4%
Amazon.com, Inc.(4)	6,655	19,908
IT Services—3.6%
Accenture plc Class A	29,430	10,406
EPAM Systems, Inc.(4)	5,172	2,462
Mastercard, Inc. Class A(5)	22,030	8,512
Visa, Inc. Class A(5)	40,035	9,055
		30,435

Life Sciences Tools & Services—2.5%
Agilent Technologies, Inc.	48,606	6,772
IQVIA Holdings, Inc.(4)	27,820	6,813
Thermo Fisher Scientific, Inc.(5)	12,245	7,118
		20,703

Machinery—0.6%
Deere & Co.(5)	13,695	5,155
Metals & Mining—0.3%
Freeport-McMoRan, Inc.	64,815	2,412
Multiline Retail—0.6%
Target Corp.(5)	22,750	5,015
Oil, Gas & Consumable Fuels—2.4%
ConocoPhillips	118,295	10,484
Devon Energy Corp.	193,400	9,780
		20,264

Pharmaceuticals—1.6%
Eli Lilly & Co.	32,135	7,886
	Shares	Value

Pharmaceuticals—continued
Zoetis, Inc. Class A	26,045	$ 5,203
		13,089

Road & Rail—0.3%
Union Pacific Corp.	11,815	2,889
Semiconductors & Semiconductor Equipment—5.7%
Advanced Micro Devices, Inc.(4)(5)	34,495	3,941
Broadcom, Inc.	7,485	4,385
Enphase Energy, Inc.(4)	24,570	3,451
Lam Research Corp.(5)	10,855	6,404
Marvell Technology, Inc.	53,445	3,816
Micron Technology, Inc.	60,545	4,981
NVIDIA Corp.	67,680	16,572
QUALCOMM, Inc.(5)	21,385	3,759
Wolfspeed, Inc.(4)	6,710	632
		47,941

Software—9.3%
Adobe, Inc. (4)(5)	18,950	10,125
Atlassian Corp. plc Class A(4)(5)	16,640	5,397
Crowdstrike Holdings, Inc. Class A(4)	16,245	2,935
Intuit, Inc.	16,750	9,300
Microsoft Corp.	115,355	35,873
salesforce.com, Inc.(4)(5)	27,656	6,434
ServiceNow, Inc.(4)(5)	13,905	8,145
		78,209

Specialty Retail—2.4%
Home Depot, Inc. (The)	44,530	16,342
TJX Cos., Inc. (The)	52,280	3,762
		20,104

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	186,440	32,586
Textiles, Apparel & Luxury Goods—0.9%
NIKE, Inc. Class B(5)	51,270	7,592
Total Common Stocks (Identified Cost $473,779)		535,571

Warrant—0.0%
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.(4)	486	4
Total Warrant (Identified Cost $—)		4

Par Value
Convertible Bonds and Notes—26.9%
Airlines—0.4%
Southwest Airlines Co. 1.250%, 5/1/25	$ 2,305	3,141

See Notes to Financial Statements

Equity & Convertible Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value
Auto Manufacturers—1.2%
Ford Motor Co. 144A 0.000%, 3/15/26(3)	$ 3,060	$ 4,151
Lucid Group, Inc. 144A 1.250%, 12/15/26(3)	2,110	1,743
NIO, Inc. 144A 0.000%, 2/1/26(3)	1,775	1,518
Tesla, Inc. 2.000%, 5/15/24	190	2,864
		10,276

Banks—0.3%
BofA Finance LLC 0.125%, 9/1/22	1,520	1,579
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(3)	1,215	1,205
		2,784

Biotechnology—0.8%
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	770	822
Bridgebio Pharma, Inc. 144A 2.250%, 2/1/29(3)	1,805	902
Guardant Health, Inc. 0.000%, 11/15/27	1,685	1,432
Halozyme Therapeutics, Inc. 144A 0.250%, 3/1/27(3)	2,330	2,009
Illumina, Inc. 0.000%, 8/15/23	220	244
Insmed, Inc. 0.750%, 6/1/28	760	736
Livongo Health, Inc. 0.875%, 6/1/25	635	672
		6,817

Commercial Services—1.2%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(3)	3,065	2,399
Block, Inc.
0.000%, 5/1/26	2,075	1,942
0.250%, 11/1/27	3,430	3,194
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(3)	865	868
144A 0.500%, 8/1/27(3)	2,050	1,727
		10,130

Computers—0.8%
Lumentum Holdings, Inc. 0.500%, 12/15/26	2,275	2,731
Pure Storage, Inc. 0.125%, 4/15/23	1,250	1,469
Zscaler, Inc. 0.125%, 7/1/25	1,410	2,547
		6,747

Cosmetics & Personal Care—0.1%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(3)	1,490	1,242
	Par Value	Value

Diversified Financial Services—0.6%
Coinbase Global, Inc. 144A 0.500%, 6/1/26(3)	$ 2,580	$ 2,409
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(3)	2,680	2,487
		4,896

Electronics—0.2%
II-VI, Inc. 0.250%, 9/1/22	990	1,369
Energy-Alternate Sources—0.6%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(3)	1,355	1,249
144A 0.000%, 3/1/28(3)	2,035	1,857
SolarEdge Technologies, Inc. 0.000%, 9/15/25	1,525	1,777
		4,883

Entertainment—0.7%
DraftKings, Inc. 144A 0.000%, 3/15/28(3)	2,960	2,252
Live Nation Entertainment, Inc. 2.000%, 2/15/25	1,245	1,551
Vail Resorts, Inc. 0.000%, 1/1/26	2,045	2,049
		5,852

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust 1.750%, 12/15/26	1,830	1,990
Healthcare-Products—1.3%
Envista Holdings Corp. 2.375%, 6/1/25	980	2,089
Exact Sciences Corp.
0.375%, 3/15/27	1,055	1,054
0.375%, 3/1/28	495	476
Insulet Corp. 0.375%, 9/1/26	1,945	2,471
Novocure Ltd. 0.000%, 11/1/25	1,295	1,142
Omnicell, Inc. 0.250%, 9/15/25	1,405	2,257
Repligen Corp. 0.375%, 7/15/24	590	1,059
		10,548

Healthcare-Services—0.6%
Anthem, Inc. 2.750%, 10/15/42	405	2,531
Oak Street Health, Inc. 144A 0.000%, 3/15/26(3)	2,195	1,681
Teladoc Health, Inc. 1.250%, 6/1/27	1,400	1,244
		5,456

See Notes to Financial Statements

Equity & Convertible Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Internet—6.4%
Airbnb, Inc. 144A 0.000%, 3/15/26(3)	$ 4,355	$ 4,137
Booking Holdings, Inc. 0.750%, 5/1/25	2,000	2,986
Etsy, Inc.
0.125%, 9/1/27	2,310	2,574
144A 0.250%, 6/15/28(3)	2,460	2,429
Expedia Group, Inc. 144A 0.000%, 2/15/26(3)	3,365	3,931
Lyft, Inc. 1.500%, 5/15/25	265	333
Mandiant, Inc. 0.875%, 6/1/24	1,505	1,493
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(3)	2,590	3,723
Okta, Inc. 0.375%, 6/15/26	2,370	2,639
Opendoor Technologies, Inc. 144A 0.250%, 8/15/26(3)	935	779
Palo Alto Networks, Inc. 0.375%, 6/1/25	4,065	7,187
Sea Ltd. 0.250%, 9/15/26	3,160	2,644
Shopify, Inc. 0.125%, 11/1/25	1,910	2,033
Snap, Inc. 144A 0.000%, 5/1/27(3)	5,030	4,316
Spotify USA, Inc. 144A 0.000%, 3/15/26(3)	2,320	2,030
Twitter, Inc. 144A 0.000%, 3/15/26(3)	3,480	3,080
Uber Technologies, Inc. 0.000%, 12/15/25	4,010	3,755
Wayfair, Inc. 0.625%, 10/1/25	3,200	2,804
Zillow Group, Inc. 2.750%, 5/15/25	895	1,035
		53,908

Leisure Time—1.1%
NCL Corp., Ltd.
5.375%, 8/1/25	360	514
144A 1.125%, 2/15/27(3)	2,930	2,786
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	2,015	2,560
2.875%, 11/15/23	1,330	1,577
Virgin Galactic Holdings, Inc. 144A 2.500%, 2/1/27(3)	1,780	1,651
		9,088

Machinery-Diversified—0.2%
Middleby Corp. (The) 1.000%, 9/1/25	990	1,506
Media—1.3%
DISH Network Corp.
0.000%, 12/15/25	1,760	1,716
3.375%, 8/15/26	2,350	2,188
Liberty Broadband Corp. 144A 2.750%, 9/30/50(3)	870	875
	Par Value	Value

Media—continued
Liberty Media Corp.
1.375%, 10/15/23	$ 1,890	$ 2,589
144A 0.500%, 12/1/50(3)	2,430	3,265
		10,633

Mining—0.2%
MP Materials Corp. 144A 0.250%, 4/1/26(3)	1,275	1,488
Oil, Gas & Consumable Fuels—0.9%
EQT Corp. 1.750%, 5/1/26	1,685	2,737
Pioneer Natural Resources Co. 0.250%, 5/15/25	2,545	5,276
		8,013

Pharmaceuticals—1.0%
Dexcom, Inc. 0.250%, 11/15/25	4,290	4,561
Jazz Investments I Ltd. 2.000%, 6/15/26	3,180	3,718
		8,279

Real Estate—0.1%
Redfin Corp. 0.000%, 10/15/25	805	662
Retail—0.6%
Burlington Stores, Inc. 2.250%, 4/15/25	1,560	2,033
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	775	2,761
		4,794

Semiconductors—0.9%
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(3)	710	733
Microchip Technology, Inc. 0.125%, 11/15/24	5,055	5,997
Wolfspeed, Inc. 1.750%, 5/1/26	390	832
		7,562

Software—5.2%
Akamai Technologies, Inc.
0.125%, 5/1/25	1,900	2,438
0.375%, 9/1/27	1,060	1,212
Alteryx, Inc. 0.500%, 8/1/24	1,750	1,612
Avalara, Inc. 144A 0.250%, 8/1/26(3)	2,330	2,066
Bentley Systems, Inc.
144A 0.125%, 1/15/26(3)	1,650	1,558
144A 0.375%, 7/1/27(3)	785	673
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(3)	2,980	2,684
Blackline, Inc. 144A 0.000%, 3/15/26(3)	925	818

See Notes to Financial Statements

Equity & Convertible Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Software—continued
Cloudflare, Inc. 144A 0.000%, 8/15/26(3)	$ 3,395	$ 3,152
Coupa Software, Inc. 0.375%, 6/15/26	4,630	4,126
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(3)	2,080	1,682
DocuSign, Inc. 0.000%, 1/15/24	1,470	1,391
Five9, Inc. 0.500%, 6/1/25	875	1,023
MicroStrategy, Inc. 144A 0.000%, 2/15/27(3)	1,850	1,205
MongoDB, Inc. 0.250%, 1/15/26	1,285	2,571
Nutanix, Inc. 144A 0.250%, 10/1/27(3)	1,465	1,241
RingCentral, Inc. 0.000%, 3/1/25	2,555	2,336
Splunk, Inc.
0.500%, 9/15/23	775	843
1.125%, 6/15/27	3,845	3,491
Tyler Technologies, Inc. 144A 0.250%, 3/15/26(3)	1,245	1,418
Unity Software, Inc. 144A 0.000%, 11/15/26(3)	3,615	3,024
Workday, Inc. 0.250%, 10/1/22	1,875	3,245
		43,809

Total Convertible Bonds and Notes (Identified Cost $231,119)		225,873

Total Long-Term Investments—97.5% (Identified Cost $756,201)		818,863

	Shares
Short-Term Investment—2.9%
Money Market Mutual Fund—2.9%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)	24,729,875	24,730
Total Short-Term Investment (Identified Cost $24,730)		24,730

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—100.4% (Identified Cost $780,931)		843,593

Value
Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $218)	$ (433)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—100.3% (Identified Cost $780,713)	$843,160
Other assets and liabilities, net—(0.3)%	(2,903)
NET ASSETS—100.0%	$840,257

Abbreviations:
LLC	Limited Liability Company
NA	National Association
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $88,977 or 10.6% of net assets.
(4)	Non-income producing.
(5)	All or a portion of the security is segregated as collateral for written options.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	94%
United Kingdom	2
Curaçao	1
Bermuda	1
Cayman Islands	1
Liberia	1
Total	100%
† % of total investments, net of written options, as of January 31, 2022.

For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Equity & Convertible Income Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Open Written Options Contracts as of January 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Abbott Laboratories	(130)	$(1,781)	$137.00	02/18/22	$ (3)
AbbVie, Inc.	(215)	(3,118)	145.00	02/18/22	(14)
Adobe, Inc.	(80)	(4,680)	585.00	02/18/22	(16)
Advanced Micro Devices, Inc.	(110)	(1,650)	150.00	02/18/22	(3)
Atlassian Corp. plc	(85)	(3,145)	370.00	02/18/22	(20)
Costco Wholesale Corp.	(45)	(2,385)	530.00	02/18/22	(13)
Darden Restaurants, Inc.	(50)	(750)	150.00	02/18/22	(3)
Deere & Co.	(70)	(2,905)	415.00	02/18/22	(9)
DuPont de Nemours, Inc.	(100)	(860)	86.00	02/18/22	(4)
Honeywell International, Inc.	(70)	(1,505)	215.00	02/18/22	(8)
Intuitive Surgical, Inc.	(65)	(1,950)	300.00	02/18/22	(25)
Lam Research Corp.	(55)	(4,042)	735.00	02/18/22	(3)
Mastercard, Inc.	(120)	(4,620)	385.00	02/18/22	(129)
MGM Resorts International	(175)	(840)	48.00	02/18/22	(6)
NIKE, Inc.	(38)	(599)	157.50	02/18/22	(3)
QUALCOMM, Inc.	(110)	(2,200)	200.00	02/18/22	(15)
salesforce.com, Inc.	(70)	(1,785)	255.00	02/18/22	(7)
ServiceNow, Inc.	(50)	(3,200)	640.00	02/18/22	(29)
Starbucks Corp.	(70)	(749)	107.00	02/18/22	(3)
Target Corp.	(110)	(2,640)	240.00	02/18/22	(5)
Thermo Fisher Scientific, Inc.	(25)	(1,550)	620.00	02/18/22	(10)
Visa, Inc.	(175)	(3,937)	225.00	02/18/22	(105)
Total Written Options					$(433)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options
The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 36	$ —	$ —	$36
Convertible Bonds and Notes	225,873	—	225,873	—
Equity Securities:
Common Stocks	535,571	535,571	—	—
Convertible Preferred Stocks	57,379	52,845	4,534	—
Warrant	4	4	—	—
Money Market Mutual Fund	24,730	24,730	—	—
Total Investments, before Written Options	843,593	613,150	230,407	36
Liabilities:
Other Financial Instruments:
Written Options	(433)	(426)	(7)	—
Total Investments, Net of Written Options	$843,160	$612,724	$230,400	$36
Security held by the Fund with an end of period value of $36 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended January 31, 2022.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS
January 31, 2022
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—0.0%
Oil, Gas & Consumable Fuels—0.0%
Cobalt International Energy, Inc. 7.750%, 12/1/23(1)(2)	$ 4,647	$ 67
Total Corporate Bonds and Notes (Identified Cost $1,843)		67

	Shares
Convertible Preferred Stocks—4.4%
Auto Components—0.3%
Aptiv plc Series A, 5.500%	26,705	4,160
Banks—0.6%
Bank of America Corp. Series L, 7.250%	2,330	3,281
Wells Fargo & Co. Series L, 7.500%	4,205	5,988
		9,269

Capital Markets—0.2%
KKR & Co., Inc. Series C, 6.000%	41,045	3,643
Commercial Services & Supplies—0.1%
GFL Environmental, Inc., 6.000%	24,395	1,845
Diversified Financial Services—0.1%
Chewy, Inc. 2020 Mandatory Exchangeable Trust 144A, 6.500%(3)	1,585	1,800
Electric Utilities—0.6%
NextEra Energy, Inc., 5.279%	73,085	3,727
NextEra Energy, Inc., 6.219%	90,705	4,661
		8,388

Electronic Components—0.1%
II-VI, Inc. Series A, 6.000%	4,235	1,116
Healthcare Equipment & Supplies—0.3%
Boston Scientific Corp. Series A, 5.500%	45,000	5,244
Life Sciences Tools & Services—0.9%
Avantor, Inc. Series A, 6.250%	39,285	4,486
Danaher Corp. Series B, 5.000%	6,075	9,381
		13,867

Machinery—0.1%
Stanley Black & Decker, Inc., 5.250%	16,635	1,736
Pharmaceuticals—0.1%
Elanco Animal Health, Inc., 5.000%	38,480	1,591
Professional Services—0.1%
Clarivate plc Series A, 5.250%	30,380	2,097
Semiconductors & Semiconductor Equipment—0.7%
Broadcom, Inc. Series A, 8.000%	5,840	10,697
	Shares	Value

Telecommunications—0.2%
T-Mobile US 2020 Cash Mandatory Exchangeable Trust 144A, 5.250%(3)	3,695	$ 3,675
Total Convertible Preferred Stocks (Identified Cost $61,296)		69,128

Common Stocks—75.7%
Automobiles—0.4%
Ferrari N.V.	24,357	5,625
Banks—3.1%
Citigroup, Inc.	186,010	12,113
First Republic Bank	31,476	5,464
JPMorgan Chase & Co.(4)	202,436	30,082
		47,659

Beverages—0.3%
Coca-Cola Co. (The)	83,578	5,099
Biotechnology—1.3%
AbbVie, Inc.	89,348	12,231
Amgen, Inc.	33,982	7,719
		19,950

Capital Markets—2.6%
Broadridge Financial Solutions, Inc.	30,622	4,876
Intercontinental Exchange, Inc.	59,063	7,481
Morgan Stanley	96,832	9,929
MSCI, Inc. Class A	23,256	12,468
Nasdaq, Inc.	32,615	5,845
		40,599

Chemicals—1.1%
Linde plc	32,049	10,213
Sherwin-Williams Co. (The)	26,367	7,555
		17,768

Commercial Services & Supplies—0.7%
Cintas Corp.	14,065	5,507
Waste Management, Inc.	39,624	5,961
		11,468

Consumer Finance—0.4%
American Express Co.	35,427	6,370
Distributors—0.9%
Pool Corp.	29,192	13,903
Diversified Consumer Services—0.8%
Rollins, Inc.	394,999	12,186
Diversified Telecommunication Services—0.3%
Verizon Communications, Inc.	95,847	5,102
Electric Utilities—1.7%
NextEra Energy, Inc.(4)	326,617	25,515
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Electrical Equipment—0.8%
AMETEK, Inc.	86,021	$ 11,765
Equity Real Estate Investment—5.4%
Alexandria Real Estate Equities, Inc.	24,725	4,817
American Tower Corp.	179,968	45,262
Crown Castle International Corp.	63,458	11,582
Equinix, Inc.	14,376	10,421
Sun Communities, Inc.	60,118	11,360
		83,442

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	23,728	11,986
Walmart, Inc.	41,092	5,745
		17,731

Gas Utilities—1.1%
Atmos Energy Corp.	157,588	16,897
Healthcare Equipment & Supplies—1.3%
ResMed, Inc.	50,149	11,464
Stryker Corp.	36,880	9,148
		20,612

Healthcare Providers & Services—1.8%
Anthem, Inc.	14,063	6,202
Chemed Corp.	20,503	9,614
UnitedHealth Group, Inc.	25,322	11,966
		27,782

Healthcare Technology—0.5%
Veeva Systems, Inc. Class A(5)	30,114	7,123
Hotels, Restaurants & Leisure—3.0%
Chipotle Mexican Grill, Inc. Class A(5)	3,209	4,767
Domino’s Pizza, Inc.	26,524	12,059
McDonald’s Corp.	76,930	19,960
Starbucks Corp.	53,079	5,219
Wingstop, Inc.	33,079	5,069
		47,074

Industrial Conglomerates—1.2%
Honeywell International, Inc.	62,478	12,776
Roper Technologies, Inc.	13,428	5,870
		18,646

Insurance—2.1%
Allstate Corp. (The)	63,969	7,719
Kinsale Capital Group, Inc.	68,375	13,697
Willis Towers Watson plc	44,320	10,369
		31,785

Interactive Media & Services—1.9%
Alphabet, Inc. Class A(5)	6,443	17,435
	Shares	Value

Interactive Media & Services—continued
Alphabet, Inc. Class C(5)	4,377	$ 11,879
		29,314

Internet & Direct Marketing Retail—2.3%
Amazon.com, Inc.(4)(5)	12,143	36,325
IT Services—4.1%
Mastercard, Inc. Class A	110,174	42,569
PayPal Holdings, Inc.(5)	52,623	9,048
Visa, Inc. Class A	54,322	12,286
		63,903

Life Sciences Tools & Services—3.4%
Agilent Technologies, Inc.	38,994	5,433
Danaher Corp.	42,242	12,072
Repligen Corp.(5)	61,711	12,240
Thermo Fisher Scientific, Inc.(4)	19,812	11,517
West Pharmaceutical Services, Inc.	28,174	11,078
		52,340

Machinery—0.4%
Toro Co. (The)	61,713	5,960
Media—0.4%
Cable One, Inc.	4,442	6,862
Multiline Retail—0.4%
Dollar General Corp.	27,787	5,793
Oil, Gas & Consumable Fuels—1.7%
LUKOIL PJSC Sponsored ADR	213,249	18,952
Phillips 66	81,498	6,910
		25,862

Personal Products—0.8%
Estee Lauder Cos., Inc. (The) Class A	38,492	12,001
Pharmaceuticals—3.1%
Johnson & Johnson(4)	69,014	11,890
Merck & Co., Inc.	221,497	18,048
Zoetis, Inc. Class A	88,911	17,764
		47,702

Professional Services—0.7%
TransUnion	103,142	10,636
Road & Rail—2.3%
Norfolk Southern Corp.	42,876	11,662
Union Pacific Corp.	94,643	23,145
		34,807

Semiconductors & Semiconductor Equipment—7.3%
Advanced Micro Devices, Inc.(5)	111,060	12,689
ASML Holding N.V. Registered Shares	27,279	18,473
Broadcom, Inc.	19,519	11,436
KLA Corp.	31,874	12,408

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Shares	Value

Semiconductors & Semiconductor Equipment—continued
Lam Research Corp.	20,890	$ 12,323
NVIDIA Corp.	79,940	19,574
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	109,428	13,419
Texas Instruments, Inc.	65,470	11,751
Wolfspeed, Inc.(5)	7,885	743
		112,816

Software—8.2%
Adobe, Inc. (5)	49,737	26,575
Cadence Design Systems, Inc.(5)	54,837	8,343
Intuit, Inc.	21,521	11,949
Microsoft Corp.(4)	156,910	48,796
salesforce.com, Inc.(5)	110,953	25,811
Synopsys, Inc.(5)	17,817	5,532
		127,006

Specialty Retail—2.0%
Best Buy Co., Inc.	81,027	8,044
Home Depot, Inc. (The)(4)	64,013	23,492
		31,536

Technology Hardware, Storage & Peripherals—3.2%
Apple, Inc.(4)	284,537	49,731
Textiles, Apparel & Luxury Goods—0.9%
Lululemon Athletica, Inc.(5)	25,539	8,524
NIKE, Inc. Class B(4)	37,451	5,545
		14,069

Water Utilities—0.7%
American Water Works Co., Inc.(4)	67,302	10,822
Total Common Stocks (Identified Cost $983,447)		1,171,586

Warrant—0.0%
Oil, Gas & Consumable Fuels—0.0%
Nabors Industries Ltd.(5)	876	8
Total Warrant (Identified Cost $—)		8

	Par Value
Convertible Bonds and Notes—17.6%
Airlines—0.3%
Southwest Airlines Co. 1.250%, 5/1/25	$ 2,770	3,774
Auto Manufacturers—0.8%
Ford Motor Co. 144A 0.000%, 3/15/26(3)	3,630	4,924
Lucid Group, Inc. 144A 1.250%, 12/15/26(3)	2,505	2,069
	Par Value	Value
Auto Manufacturers—continued
NIO, Inc. 144A 0.000%, 2/1/26(3)	$ 2,110	$ 1,804
Tesla, Inc. 2.000%, 5/15/24	225	3,392
		12,189

Banks—0.2%
BofA Finance LLC 0.125%, 9/1/22	1,830	1,901
JPMorgan Chase Bank NA 144A 0.125%, 1/1/23(3)	1,875	1,860
		3,761

Biotechnology—0.5%
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27	910	972
Bridgebio Pharma, Inc. 144A 2.250%, 2/1/29(3)	2,165	1,082
Guardant Health, Inc. 0.000%, 11/15/27	2,055	1,746
Halozyme Therapeutics, Inc. 144A 0.250%, 3/1/27(3)	2,845	2,453
Illumina, Inc. 0.000%, 8/15/23	250	277
Insmed, Inc. 0.750%, 6/1/28	925	896
Livongo Health, Inc. 0.875%, 6/1/25	765	810
		8,236

Commercial Services—0.8%
Affirm Holdings, Inc. 144A 0.000%, 11/15/26(3)	3,685	2,884
Block, Inc.
0.000%, 5/1/26	2,510	2,349
0.250%, 11/1/27	4,160	3,874
Shift4 Payments, Inc.
144A 0.000%, 12/15/25(3)	1,045	1,049
144A 0.500%, 8/1/27(3)	2,465	2,077
		12,233

Computers—0.5%
Lumentum Holdings, Inc. 0.500%, 12/15/26	2,770	3,325
Pure Storage, Inc. 0.125%, 4/15/23	1,505	1,769
Zscaler, Inc. 0.125%, 7/1/25	1,700	3,071
		8,165

Cosmetics & Personal Care—0.1%
Beauty Health Co. (The) 144A 1.250%, 10/1/26(3)	1,775	1,480
Diversified Financial Services—0.4%
Coinbase Global, Inc. 144A 0.500%, 6/1/26(3)	3,060	2,858

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Diversified Financial Services—continued
SoFi Technologies, Inc. 144A 0.000%, 10/15/26(3)	$ 3,180	$ 2,950
		5,808

Electronics—0.1%
II-VI, Inc. 0.250%, 9/1/22	1,190	1,646
Energy-Alternate Sources—0.4%
Enphase Energy, Inc.
144A 0.000%, 3/1/26(3)	1,655	1,526
144A 0.000%, 3/1/28(3)	2,485	2,268
SolarEdge Technologies, Inc. 0.000%, 9/15/25	1,855	2,161
		5,955

Entertainment—0.5%
DraftKings, Inc. 144A 0.000%, 3/15/28(3)	3,600	2,740
Live Nation Entertainment, Inc. 2.000%, 2/15/25	1,520	1,893
Vail Resorts, Inc. 0.000%, 1/1/26	2,540	2,545
		7,178

Equity Real Estate Investment Trusts (REITs)—0.2%
Pebblebrook Hotel Trust 1.750%, 12/15/26	2,255	2,452
Healthcare-Products—0.8%
Envista Holdings Corp. 2.375%, 6/1/25	1,190	2,537
Exact Sciences Corp.
0.375%, 3/15/27	1,285	1,284
0.375%, 3/1/28	605	581
Insulet Corp. 0.375%, 9/1/26	2,370	3,011
Novocure Ltd. 0.000%, 11/1/25	1,580	1,394
Omnicell, Inc. 0.250%, 9/15/25	1,690	2,715
Repligen Corp. 0.375%, 7/15/24	695	1,247
		12,769

Healthcare-Services—0.4%
Anthem, Inc. 2.750%, 10/15/42	490	3,062
Oak Street Health, Inc. 144A 0.000%, 3/15/26(3)	2,675	2,048
Teladoc Health, Inc. 1.250%, 6/1/27	1,690	1,503
		6,613

Internet—4.2%
Airbnb, Inc. 144A 0.000%, 3/15/26(3)	5,310	5,044
	Par Value	Value

Internet—continued
Booking Holdings, Inc. 0.750%, 5/1/25	$ 2,375	$ 3,546
Etsy, Inc.
0.125%, 9/1/27	2,790	3,109
144A 0.250%, 6/15/28(3)	2,995	2,958
Expedia Group, Inc. 144A 0.000%, 2/15/26(3)	4,050	4,732
Lyft, Inc. 1.500%, 5/15/25	320	402
Mandiant, Inc. 0.875%, 6/1/24	1,830	1,815
Match Group Financeco 2, Inc. 144A 0.875%, 6/15/26(3)	3,075	4,420
Okta, Inc. 0.375%, 6/15/26	2,850	3,173
Opendoor Technologies, Inc. 144A 0.250%, 8/15/26(3)	1,125	937
Palo Alto Networks, Inc. 0.375%, 6/1/25	4,875	8,619
Sea Ltd. 0.250%, 9/15/26	3,790	3,171
Shopify, Inc. 0.125%, 11/1/25	2,300	2,448
Snap, Inc. 144A 0.000%, 5/1/27(3)	6,050	5,191
Spotify USA, Inc. 144A 0.000%, 3/15/26(3)	2,825	2,472
Twitter, Inc. 144A 0.000%, 3/15/26(3)	4,185	3,704
Uber Technologies, Inc. 0.000%, 12/15/25	4,825	4,518
Wayfair, Inc. 0.625%, 10/1/25	3,880	3,400
Zillow Group, Inc. 2.750%, 5/15/25	1,065	1,232
		64,891

Leisure Time—0.7%
NCL Corp., Ltd.
5.375%, 8/1/25	435	621
144A 1.125%, 2/15/27(3)	3,525	3,352
Royal Caribbean Cruises Ltd.
4.250%, 6/15/23	2,490	3,164
2.875%, 11/15/23	1,625	1,927
Virgin Galactic Holdings, Inc. 144A 2.500%, 2/1/27(3)	2,115	1,961
		11,025

Machinery-Diversified—0.1%
Middleby Corp. (The) 1.000%, 9/1/25	1,205	1,833
Media—0.8%
DISH Network Corp.
0.000%, 12/15/25	2,115	2,062
3.375%, 8/15/26	2,785	2,592
Liberty Broadband Corp. 144A 2.750%, 9/30/50(3)	1,035	1,041
Liberty Media Corp.
1.375%, 10/15/23	2,170	2,973

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
	Par Value	Value

Media—continued
144A 0.500%, 12/1/50(3)	$ 2,960	$ 3,977
		12,645

Mining—0.1%
MP Materials Corp. 144A 0.250%, 4/1/26(3)	1,535	1,791
Oil, Gas & Consumable Fuels—0.6%
EQT Corp. 1.750%, 5/1/26	2,025	3,290
Pioneer Natural Resources Co. 0.250%, 5/15/25	3,065	6,354
		9,644

Pharmaceuticals—0.6%
Dexcom, Inc. 0.250%, 11/15/25	5,165	5,492
Jazz Investments I Ltd. 2.000%, 6/15/26	3,770	4,407
		9,899

Real Estate—0.1%
Redfin Corp. 0.000%, 10/15/25	965	793
Retail—0.4%
Burlington Stores, Inc. 2.250%, 4/15/25	1,880	2,450
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25	945	3,367
		5,817

Semiconductors—0.6%
MACOM Technology Solutions Holdings, Inc. 144A 0.250%, 3/15/26(3)	865	893
Microchip Technology, Inc. 0.125%, 11/15/24	6,081	7,214
Wolfspeed, Inc. 1.750%, 5/1/26	460	981
		9,088

Software—3.4%
Akamai Technologies, Inc.
0.125%, 5/1/25	2,355	3,021
0.375%, 9/1/27	1,275	1,457
Alteryx, Inc. 0.500%, 8/1/24	2,170	1,999
Avalara, Inc. 144A 0.250%, 8/1/26(3)	2,790	2,474
Bentley Systems, Inc.
144A 0.125%, 1/15/26(3)	1,995	1,883
144A 0.375%, 7/1/27(3)	950	815
Bill.com Holdings, Inc. 144A 0.000%, 4/1/27(3)	3,580	3,225
Blackline, Inc. 144A 0.000%, 3/15/26(3)	1,115	986
Cloudflare, Inc. 144A 0.000%, 8/15/26(3)	4,040	3,751
	Par Value	Value

Software—continued
Coupa Software, Inc. 0.375%, 6/15/26	$ 5,485	$ 4,888
DigitalOcean Holdings, Inc. 144A 0.000%, 12/1/26(3)	2,455	1,985
DocuSign, Inc. 0.000%, 1/15/24	1,765	1,670
Five9, Inc. 0.500%, 6/1/25	1,065	1,245
MicroStrategy, Inc. 144A 0.000%, 2/15/27(3)	2,285	1,488
MongoDB, Inc. 0.250%, 1/15/26	1,540	3,081
Nutanix, Inc. 144A 0.250%, 10/1/27(3)	1,765	1,495
RingCentral, Inc. 0.000%, 3/1/25	3,075	2,812
Splunk, Inc.
0.500%, 9/15/23	930	1,012
1.125%, 6/15/27	4,555	4,136
Tyler Technologies, Inc. 144A 0.250%, 3/15/26(3)	1,490	1,697
Unity Software, Inc. 144A 0.000%, 11/15/26(3)	4,350	3,639
Workday, Inc. 0.250%, 10/1/22	2,250	3,894
		52,653

Total Convertible Bonds and Notes (Identified Cost $279,362)		272,338

Total Long-Term Investments—97.7% (Identified Cost $1,325,948)		1,513,127

	Shares
Short-Term Investment—1.3%
Money Market Mutual Fund—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(6)	19,893,796	19,894
Total Short-Term Investment (Identified Cost $19,894)		19,894

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—99.0% (Identified Cost $1,345,842)		1,533,021

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Value
Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $642)	$ (503)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—99.0% (Identified Cost $1,345,200)	$1,532,518
Other assets and liabilities, net—1.0%	15,854
NET ASSETS—100.0%	$1,548,372

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
MSCI	Morgan Stanley Capital International
NA	National Association
PJSC	Public Joint Stock Company
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2022, these securities amounted to a value of $107,458 or 6.9% of net assets.
(4)	All or a portion of the security is segregated as collateral for written options.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	92%
Netherlands	2
Russia	1
United Kingdom	1
Taiwan	1
Canada	1
Ireland	1
Other	1
Total	100%
† % of total investments, net of written options, as of January 31, 2022.
Open Written Options Contracts as of January 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Adobe, Inc.	(74)	$ (4,551)	$ 615.00	02/18/22	$ (4)
Advanced Micro Devices, Inc.	(111)	(1,610)	145.00	02/18/22	(5)
Advanced Micro Devices, Inc.	(222)	(3,552)	160.00	02/18/22	(4)
Alphabet, Inc.	(6)	(1,800)	3,000.00	02/18/22	(5)
Alphabet, Inc.	(10)	(3,150)	3,150.00	02/18/22	(2)
Amazon.com, Inc.	(20)	(6,480)	3,240.00	02/18/22	(47)
Amazon.com, Inc.	(16)	(5,680)	3,550.00	03/18/22	(18)
American Tower Corp.	(89)	(2,403)	270.00	02/18/22	(6)
American Tower Corp.	(359)	(10,052)	280.00	02/18/22	(11)
Apple, Inc.	(426)	(7,668)	180.00	02/18/22	(79)
Apple, Inc.	(284)	(5,538)	195.00	03/18/22	(24)
Best Buy Co., Inc.	(160)	(1,840)	115.00	02/18/22	(3)
Broadcom, Inc.	(19)	(1,197)	630.00	02/18/22	(5)
Broadcom, Inc.	(29)	(1,972)	680.00	02/18/22	(1)
Cadence Design Systems, Inc.	(109)	(1,853)	170.00	02/18/22	(4)
Chipotle Mexican Grill, Inc.	(4)	(640)	1,600.00	02/18/22	(7)
Ferrari N.V.	(48)	(1,248)	260.00	02/18/22	(4)
Home Depot, Inc. (The)	(160)	(6,880)	430.00	02/18/22	(2)
Intuit, Inc.	(21)	(1,239)	590.00	02/18/22	(13)
JPMorgan Chase & Co.	(221)	(3,536)	160.00	02/18/22	(7)
JPMorgan Chase & Co.	(332)	(5,644)	170.00	02/18/22	(2)
For information regarding the abbreviations, see the Key Investment Terms starting on page 18.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
Open Written Options Contracts as of January 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
KLA Corp.	(47)	$ (2,256)	$ 480.00	02/18/22	$ (1)
Lam Research Corp.	(37)	(2,646)	715.00	02/18/22	(2)
Lululemon Athletica, Inc.	(38)	(1,406)	370.00	02/18/22	(7)
Mastercard, Inc.	(55)	(2,228)	405.00	02/18/22	(19)
Mastercard, Inc.	(220)	(9,350)	425.00	02/18/22	(14)
McDonald’s Corp.	(150)	(4,200)	280.00	02/18/22	(2)
Microsoft Corp.	(135)	(4,792)	355.00	02/18/22	(1)
Microsoft Corp.	(135)	(4,792)	355.00	03/18/22	(13)
Nasdaq, Inc.	(65)	(1,300)	200.00	02/18/22	(—) (3)
NextEra Energy, Inc.	(643)	(5,787)	90.00	03/18/22	(16)
NIKE, Inc.	(74)	(1,184)	160.00	02/18/22	(3)
Norfolk Southern Corp.	(85)	(2,720)	320.00	02/18/22	(—) (3)
NVIDIA Corp.	(159)	(4,213)	265.00	02/18/22	(89)
NVIDIA Corp.	(79)	(2,370)	300.00	02/18/22	(8)
PayPal Holdings, Inc.	(105)	(2,205)	210.00	02/18/22	(4)
salesforce.com, Inc.	(55)	(1,375)	250.00	02/18/22	(8)
salesforce.com, Inc.	(220)	(5,940)	270.00	02/18/22	(4)
Starbucks Corp.	(106)	(1,113)	105.00	02/18/22	(8)
Synopsys, Inc.	(35)	(1,260)	360.00	02/18/22	(2)
Taiwan Semiconductor Manufacturing Co. Ltd.	(270)	(4,185)	155.00	02/18/22	(1)
Texas Instruments, Inc.	(130)	(2,600)	200.00	02/18/22	(1)
Thermo Fisher Scientific, Inc.	(39)	(2,535)	650.00	02/18/22	(5)
TransUnion	(206)	(2,472)	120.00	02/18/22	(—) (3)
Union Pacific Corp.	(206)	(5,459)	265.00	02/18/22	(4)
Veeva Systems, Inc.	(60)	(1,560)	260.00	02/18/22	(6)
Visa, Inc.	(108)	(2,646)	245.00	02/18/22	(5)
West Pharmaceutical Services, Inc.	(42)	(1,764)	420.00	02/18/22	(25)
Zoetis, Inc.	(100)	(2,300)	230.00	02/18/22	(2)
Total Written Options					$(503)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options
(3)	Amount is less than $500.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2022
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of January 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 67	$ —	$ —	$67
Convertible Bonds and Notes	272,338	—	272,338	—
Equity Securities:
Common Stocks	1,171,586	1,171,586	—	—
Convertible Preferred Stocks	69,128	63,653	5,475	—
Warrant	8	8	—	—
Money Market Mutual Fund	19,894	19,894	—	—
Total Investments, before Written Options	1,533,021	1,255,141	277,813	67
Liabilities:
Other Financial Instruments:
Written Options	(503)	(457)	(46)	—
Total Investments, Net of Written Options	$1,532,518	$1,254,684	$277,767	$67
Security held by the Fund with an end of period value of $67 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended January 31, 2021.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2022
(Reported in thousands except shares and per share amounts)
	Artificial Intelligence & Technology Opportunities Fund	Convertible & Income 2024 Target Term Fund
Assets
Investment in securities at value(1)(2)	$ 880,962	$ 254,253
Cash	100	103
Receivables
Investment securities sold	1,163	267
Dividends and interest	957	1,568
Securities lending income	19	2
Prepaid Trustees’ retainer	40	10
Prepaid expenses and other assets (Note 4)	16	28
Total assets	883,257	256,231
Liabilities
Loan Payable (Note 9)	30,000	69,700
Payables
Collateral on securities loaned	13,000	1,922
Dividend distributions	5,151	840
Investment securities purchased	2,931	4,059
Investment advisory fees (Note 4)	789	153
Administration, accounting and custody fees	113	56
Professional fees	99	93
Loan interest payable (Note 9)	60	68
Trustee deferred compensation plan (Note 4)	16	28
Other accrued expenses	619	314
Total liabilities	52,778	77,233
Net Assets Applicable to Common Shareholders	$ 830,479	$ 178,998
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ —(a)
Capital paid in on shares of beneficial interest	685,992	178,512
Total distributable earnings (accumulated losses)	144,487	486
Net Assets Applicable to Common Shareholders	$ 830,479	$ 178,998
Common Shares Issued and Outstanding	34,340,972	18,263,091
Net Asset Value Per Common Share(b)	$ 24.18	$ 9.80
(1)Investment in securities at cost	$ 777,428	$ 259,890
(2) Market value of securities on loan	$ 43,520	$ 20,957

(a)	Amount is less than $500.
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2022
(Reported in thousands except shares and per share amounts)
	Convertible & Income Fund	Convertible & Income Fund II
Assets
Investment in securities at value(1)(2)	$ 861,351	$ 646,421
Investment in affiliates at value(3)	2,519	2,519
Cash	2,677	2,044
Receivables
Investment securities sold	2,369	1,816
Dividends and interest	5,068	3,905
Securities lending income	22	—
Prepaid Trustees’ retainer	30	23
Prepaid expenses and other assets (Note 4)	216	197
Total assets	874,252	656,925
Liabilities
Loan Payable (Note 9)	28,852	—
Payables
Collateral on securities loaned	11,127	—
Investment securities purchased	4,366	3,320
Dividend distributions	4,324	3,368
Investment advisory fees (Note 4)	476	376
Trustee deferred compensation plan (Note 4)	206	157
Professional fees	124	121
Administration, accounting and custody fees	112	94
Loan interest payable (Note 9)	49	—
Other accrued expenses	91	82
Total liabilities	49,727	7,518
Auction-Rate Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 8,931 and 6,501 shares issued and outstanding, respectively)	223,275	162,525
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively)	100,000	109,000
Net Assets Applicable to Common Shareholders	$ 501,250	$ 377,882
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ 1	$ 1
Capital paid in on shares of beneficial interest	713,528	545,859
Total distributable earnings (accumulated losses)	(212,279)	(167,978)
Net Assets Applicable to Common Shareholders	$ 501,250	$ 377,882
Common Shares Issued and Outstanding	90,373,569	76,115,749
Net Asset Value Per Common Share(a)	$ 5.55	$ 4.96
(1)Investment in securities at cost	$ 860,192	$ 644,173
(2) Market value of securities on loan	$ 39,676	$ —
(3) Investment in affiliates at cost	$ 9,219	$ 7,469

(a)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2022
(Reported in thousands except shares and per share amounts)
	Diversified Income & Convertible Fund	Equity & Convertible Income Fund	Dividend, Interest & Premium Strategy Fund
Assets
Investment in securities at value(1)	$ 387,986	$ 843,593	$ 1,533,021
Investment in affiliates at value(2)	378	—	—
Cash	100	100	500
Deposits with prime broker	4	49	—
Receivables
Investment securities sold	3,190	517	47,199
Dividends and interest	1,234	542	854
Tax reclaims	—	—	155
Prepaid Trustees’ retainer	20	51	87
Prepaid expenses and other assets (Note 4)	72	152	330
Total assets	392,984	845,004	1,582,146
Liabilities
Loan Payable (Note 10 and 11)	75,000	—	—
Mandatory redeemable preferred shares (Note 10)	30,000	—	—
Written options at value (Note 3)(3)	69	433	503
Payables
Investment securities purchased	2,025	2,798	31,542
Dividend distributions	1,865	—	—
Loan interest payable (Note 10 and 11)	850	—	—
Investment advisory fees (Note 4)	317	633	1,039
Dividend on mandatory redeemable preferred shares (Note 10)	110	—	—
Professional fees	88	97	103
Administration, accounting and custody fees	69	111	177
Trustee deferred compensation plan (Note 4)	60	152	330
Other accrued expenses	183	523	80
Total liabilities	110,636	4,747	33,774
Net Assets Applicable to Common Shareholders	$ 282,348	$ 840,257	$ 1,548,372
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ —(a)	$ 1
Capital paid in on shares of beneficial interest	252,297	670,598	1,276,956
Total distributable earnings (accumulated losses)	30,051	169,659	271,415
Net Assets Applicable to Common Shareholders	$ 282,348	$ 840,257	$ 1,548,372
Common Shares Issued and Outstanding	10,362,393	27,708,965	94,801,581
Net Asset Value Per Common Share(b)	$ 27.25	$ 30.32	$ 16.33
(1)Investment in securities at cost	$ 377,368	$ 780,931	$ 1,345,842
(2) Investment in affiliates at cost	$ 1,621	$ —	$ —
(3)Written options premiums received	$ 37	$ 218	$ 642

(a)	Amount is less than $500.
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS
($ reported in thousands)
	Artificial Intelligence & Technology Opportunities Fund		Convertible & Income 2024 Target Term Fund
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Investment Income
Dividends	$ 5,098	$ 5,368	$ 3	$ —
Interest	2,293	3,660	7,379	10,237
Security lending, net of fees	86	—	13	—
Foreign taxes withheld	(42)	(22)	—	—
Miscellaneous	—	— (1)	—	173
Total investment income	7,435	9,006	7,395	10,410
Expenses
Investment advisory fees	11,803	10,478	1,802	1,834
Administration, accounting and custody fees	1,073	214	320	135
Excise tax	561	415	294	134
Trustees’ fees and expenses	191	92	34	19
Professional fees	166	249	87	139
Printing fees and expenses	112	79	19	35
Transfer agent fees and expenses	24	25	21	25
Miscellaneous expenses	95	45	28	27
Total expenses before interest expense	14,025	11,597	2,605	2,348
Loan interest (Note 9)	304	206	443	678
Total expenses after interest expense	14,329	11,803	3,048	3,026
Less expenses reimbursed and/or waived by investment adviser	(836)	(94)	(175)	(25)
Net expenses	13,493	11,709	2,873	3,001
Net investment income (loss)	(6,058)	(2,703)	4,522	7,409
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	109,142	171,687	4,870	11,108
Net change in unrealized appreciation (depreciation) on:
Investments	(108,970)	236,027	(9,826)	7,246
Net realized and unrealized gain (loss) on investments	172	407,714	(4,956)	18,354
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$ (5,886)	$405,011	$ (434)	$25,763

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
(1)	Amount is less than $500.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
($ reported in thousands)
	Convertible & Income Fund		Convertible & Income Fund II
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021
Investment Income
Dividends	$ 6,816	$ 9,972	$ 5,209	$ 7,567
Interest	19,510	30,466	14,973	23,441
Security lending, net of fees	136	—	—	—
Foreign taxes withheld	—	(14)	—	(10)
Miscellaneous	—	11	—	9
Total investment income	26,462	40,435	20,182	31,007
Expenses
Investment advisory fees	5,922	5,797	4,508	4,417
Administration, accounting and custody fees	967	202	750	168
Amortization of deferred offering costs	214	—	202	—
Auction agent and commissions	204	220	167	168
Professional fees	195	243	179	254
Trustees’ fees and expenses	101	51	76	38
Printing fees and expenses	57	96	42	84
Transfer agent fees and expenses	31	29	25	29
Miscellaneous expenses	172	114	166	120
Total expenses before interest expense	7,863	6,752	6,115	5,278
Loan interest (Note 9)	191	280	—	—
Total expenses after interest expense	8,054	7,032	6,115	5,278
Less expenses reimbursed and/or waived by investment adviser	(794)	(107)	(595)	(98)
Net expenses	7,260	6,925	5,520	5,180
Net investment income (loss)	19,202	33,510	14,662	25,827
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated Investments	34,492	3,664	25,920	2,875
Affiliated Investments	101	—	101	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(81,958)	118,355	(61,597)	89,181
Affiliated Investments	(6,850)	— (1)	(5,101)	— (1)
Net realized and unrealized gain (loss) on investments	(54,215)	122,019	(40,677)	92,056
Dividends on preferred shares from net investment income	(5,432)	(6,245)	(5,699)	(6,448)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$(40,445)	$149,284	$(31,714)	$111,435

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
(1)	Amount is less than $500.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
($ reported in thousands)
	Diversified Income & Convertible Fund	Equity & Convertible Income Fund	Dividend, Interest & Premium Strategy Fund
	Year Ended January 31, 2022	Year Ended January 31, 2022	Year Ended January 31, 2022
Investment Income
Interest	$ 4,582	$ 771	$ 1,602
Dividends	2,692	6,883	17,967
Foreign taxes withheld	(2)	(3)	(115)
Total investment income	7,272	7,651	19,454
Expenses
Investment advisory fees	4,705	9,103	14,132
Administration, accounting and custody fees	579	1,048	1,777
Excise tax	148	476	—
Professional fees	148	161	215
Trustees’ fees and expenses	72	174	296
Transfer agent fees and expenses	31	26	27
Printing fees and expenses	26	69	116
Miscellaneous expenses	66	47	109
Total expenses before interest expense	5,775	11,104	16,672
Dividends on mandatory redeemable preferred shares (Note 10)	1,295	—	—
Loan interest (Note 10 and 11)	2,241	—	—
Total expenses after interest expense	9,311	11,104	16,672
Less expenses reimbursed and/or waived by investment adviser	(279)	(888)	(1,598)
Net expenses	9,032	10,216	15,074
Net investment income (loss)	(1,760)	(2,565)	4,380
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Unaffiliated Investments	69,490	173,682	174,537
Investment in affiliates	15	—	—
Written options	344	1,815	(5,960)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated Investments	(69,050)	(98,084)	19,003
Investment in affiliates	106	—	—
Written options	(52)	(321)	67
Net realized and unrealized gain (loss) on investments	853	77,092	187,647
Net increase (decrease) in net assets resulting from operations	$ (907)	$ 74,527	$192,027
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Artificial Intelligence & Technology Opportunities Fund
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	From Inception October 31,2019** to February 29, 2020
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (6,058)	$ (2,703)	$ (340)
Net realized gain (loss)	109,142	171,687	31,372
Net change in unrealized appreciation (depreciation)	(108,970)	236,027	(23,524)
Increase (decrease) in net assets resulting from operations	(5,886)	405,011	7,508
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(166,532)	(85,439)	(11,155)
Dividends and Distributions to Shareholders	(166,532)	(85,439)	(11,155)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (2,290, 15,547 and 0 shares, respectively)	59	450	—
Net proceeds from shares issued in offering(0, 0 and 34,318,135 shares, respectively)	—	—	686,363
Increase (decrease) in net assets from capital transactions	59	450	686,363
Net increase (decrease) in net assets	(172,359)	320,022	682,716
Net Assets
Beginning of period	1,002,838	682,816	100
End of period	$ 830,479	$1,002,838	$682,816

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
**	Commencement of operations.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Convertible & Income 2024 Target Term Fund
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	Year Ended February 29, 2020
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 4,522	$ 7,409	$ 7,800
Net realized gain (loss)	4,870	11,108	3,583
Net change in unrealized appreciation (depreciation)	(9,826)	7,246	1,283
Increase (decrease) in net assets resulting from operations	(434)	25,763	12,666
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(16,220)	(10,078)	(10,078)
Dividends and Distributions to Shareholders	(16,220)	(10,078)	(10,078)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (4,575, 1,504 and 0 shares, respectively)	46	14	—
Increase (decrease) in net assets from capital transactions	46	14	—
Net increase (decrease) in net assets	(16,608)	15,699	2,588
Net Assets
Beginning of period	195,606	179,907	177,319
End of period	$178,998	$195,606	$179,907

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Convertible & Income Fund
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	Year Ended February 29, 2020
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 19,202	$ 33,510	$ 47,086
Net realized gain (loss)	34,593	3,663	(3,077)
Net change in unrealized appreciation (depreciation)	(88,808)	118,355	954
Increase (decrease) in net assets resulting from operations	(35,013)	155,528	44,963
Dividends on Preferred Shares from Net Investment Income	(5,432)	(6,245)	(12,458)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(14,537)	(28,244)	(37,569)
Return of capital	(27,712)	(18,750)	(20,275)
Dividends and Distributions to Common Shareholders	(42,249)	(46,994)	(57,844)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0, 3,988 and 756,018 shares, respectively)	—	22	4,324
Increase (decrease) in net assets from capital transactions	—	22	4,324
Net increase (decrease) in net assets	(82,694)	102,311	(21,015)
Net Assets
Beginning of period	583,944	481,633	502,648
End of period	$501,250	$583,944	$481,633

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Convertible & Income Fund II
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	Year Ended February 29, 2020
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 14,662	$ 25,827	$ 36,318
Net realized gain (loss)	26,021	2,875	(2,433)
Net change in unrealized appreciation (depreciation)	(66,698)	89,181	793
Increase (decrease) in net assets resulting from operations	(26,015)	117,883	34,678
Dividends on Preferred Shares from Net Investment Income	(5,699)	(6,448)	(10,975)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(9,409)	(20,132)	(27,490)
Return of capital	(21,989)	(14,691)	(14,455)
Dividends and Distributions to Common Shareholders	(31,398)	(34,823)	(41,945)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0, 0 and 532,357 shares, respectively)	—	—	2,723
Net increase (decrease) in net assets	(63,112)	76,612	(15,519)
Net Assets
Beginning of period	440,994	364,382	379,901
End of period	$377,882	$440,994	$364,382

*	Period from March 1, 2021 to January 31, 2022. The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Diversified Income & Convertible Fund		Equity & Convertible Income Fund
	Year Ended January 31, 2022	Year Ended January 31, 2021	Year Ended January 31, 2022	Year Ended January 31, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (1,760)	$ 142	$ (2,565)	$ 1,732
Net realized gain (loss)	69,849	51,971	175,497	52,200
Net change in unrealized appreciation (depreciation)	(68,996)	79,571	(98,405)	154,985
Increase (decrease) in net assets resulting from operations	(907)	131,684	74,527	208,917
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(80,923)	(24,644)	(90,719)	(42,118)
Dividends and Distributions to Shareholders	(80,923)	(24,644)	(90,719)	(42,118)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (8,473 and 5,358 shares, respectively)	279	135	—	—
Increase (decrease) in net assets from capital transactions	279	135	—	—
Net increase (decrease) in net assets	(81,551)	107,175	(16,192)	166,799
Net Assets
Beginning of period	363,899	256,724	856,449	689,650
End of period	$282,348	$363,899	$840,257	$856,449
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Dividend, Interest & Premium Strategy Fund
	Year Ended January 31, 2022	Year Ended January 31, 2021
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 4,380	$ 12,211
Net realized gain (loss)	168,577	44,609
Net change in unrealized appreciation (depreciation)	19,070	110,352
Increase (decrease) in net assets resulting from operations	192,027	167,172
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(85,321)	(58,345)
Return of capital	—	(26,976)
Dividends and Distributions to Shareholders	(85,321)	(85,321)
Net increase (decrease) in net assets	106,706	81,851
Net Assets
Beginning of period	1,441,666	1,359,815
End of period	$1,548,372	$1,441,666
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
($ reported in thousands)
	Convertible & Income 2024 Target Term Fund		Diversified Income & Convertible Fund
	Fiscal Period Ended January 31, 2022*	Year Ended February 28, 2021	Year Ended January 31, 2022
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (434)	$ 25,764	$ (907)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	138,769	255,328	588,519
(Increase) Decrease in investment securities sold receivable	(267)	—	(300)
Purchases of long-term investments	(149,353)	(234,452)	(493,958)
Increase (Decrease) in investment securities purchased payable	1,046	1,538	(4,073)
Net (purchases) or sales of short-term investments	20,513	(19,309)	(8,555)
Net purchases or (sales) in written options	—	—	289
Net change in unrealized (appreciation)/depreciation on long-term unaffiliated investments	9,826	(7,246)	69,102
Net change in unrealized (appreciation)/depreciation on investments in affiliates	—	—	(106)
Net realized (gain)/loss from unaffiliated investments	(4,870)	(11,109)	(69,834)
Net realized (gain)/loss from investments in affiliates	—	—	(15)
Amortization of premium and accretion of discounts on investments	331	(698)	99
Return of capital distribution on investments	—	—	16
Proceeds from litigation settlements	—	—	26
(Increase) Decrease in deposits with prime broker	—	—	(4)
(Increase) Decrease in dividends and interest receivable	369	289	210
(Increase) Decrease in prepaid expenses and other assets	4	(6)	6
(Increase) Decrease in prepaid trustees’ retainer	(10)	6	(20)
Increase (Decrease) in loan interest payable	21	(79)	(20)
Increase (Decrease) in affiliated expenses payable	25	8	(13)
Increase (Decrease) in non-affiliated expenses payable	156	92	4
Increase (Decrease) in dividend payable on mandatory redeemable preferred shares	—	—	14
(Increase) Decrease in security lending receivable	(2)	—	—
Cash provided by (used for) operating activities	16,124	10,126	80,480
Cash provided (used for) financing activities:
Cash distributions paid to shareholders	(16,174)	(10,065)	(80,508)
Cash provided (used for) financing activities:	(16,174)	(10,065)	(80,508)
Net increase (decrease) in cash	(50)	61	(28)
Cash at beginning of period	153	92	128
Cash at end of period	$ 103	$ 153	$ 100
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 46	$ 14	$ 279
Cash paid during the period for interest expense on loan payable	$ 422	$ 756	$ 2,261
Cash paid for dividends on mandatory redeemable preferred shares	$ —	$ —	$ 1,281
*The Fund had a fiscal year end change from February 28 to January 31.
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28, 2021	From Inception October 31, 2019(2) to February 29, 2020

PER SHARE DATA:
Net asset value, beginning of period	$ 29.20	$ 19.89	$ 20.00
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.18)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	0.01	11.88	0.23
Total from investment operations	(0.17)	11.80	0.22
Dividends and Distributions to Shareholders:
Net investment income(3)	(1.40)	—	—
Net realized gains	(3.45)	(2.49)	(0.33)
Total dividends and distributions to shareholders	(4.85)	(2.49)	(0.33)
Net asset value, end of period	$ 24.18	$ 29.20	$ 19.89
Market value, end of period	$ 23.58	$ 27.41	$ 17.72
Total return, net asset value(4), (5)	(1.85)%	—% (6)	—% (6)
Total return, market value(4), (5)	2.75%	71.09%	(9.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8), (9)	1.47% (10)	1.42%	1.34% (10)
Ratio of total expenses after interest expense to average net assets(7), (8)	1.56% (10)	1.43%	1.34% (10)
Ratio of net investment income (loss) to average net assets(7), (8)	(0.66)% (10)	(0.33)%	(0.15)% (10)
Portfolio turnover rate(4)	53%	103%	56%
Net assets, end of period (000’s)	$830,479	$1,002,838	$682,816
Loan payable, end of period (000’s)	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable	$ 28,683	$ 34,428	$ 23,761

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Return not disclosed.
(7)	Annualized for periods less than one year.
(8)	Inclusive of excise tax expense of 0.06% and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(9)	Ratio of net expenses, before interest expense, was 1.43%, 1.40% and 1.34% for the period ended January 31, 2022, year ended February 28, 2021 and period ended February 29, 2020 respectively.
(10)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29		From Inception June 30, 2017(2) to February 28 2018
		2021	2020		2019
PER SHARE DATA:
Net asset value, beginning of period	$ 10.71	$ 9.85	$ 9.71	$ 9.79	$ 9.84(3)
Income (loss) from investment operations:
Net investment income (loss)(4)	0.25	0.41	0.43	0.48	0.35
Net realized and unrealized gain (loss)	(0.27)	1.00	0.26	(0.01)	(0.06)
Total from investment operations	(0.02)	1.41	0.69	0.47	0.29
Dividends and Distributions to Shareholders:
Net investment income	(0.51)	(0.39)	(0.44)	(0.50)	(0.32)
Net realized gains	(0.38)	(0.16)	(0.11)	(0.05)	—
Total dividends and distributions to shareholders	(0.89)	(0.55)	(0.55)	(0.55)	(0.32)
Share Transactions:
Capital change resulting from issuance of common shares and related offering costs	—	—	—	—	(0.02)
Net asset value, end of period	$ 9.80	$ 10.71	$ 9.85	$ 9.71	$ 9.79
Market value, end of period	$ 9.88	$ 10.04	$ 9.14	$ 9.00	$ 9.22
Total return, net asset value(5), (6)	(0.28)%	—% (7)	—% (7)	—% (7)	—% (7)
Total return, market value(5), (6)	7.33%	16.68%	7.63%	3.72%	(4.59)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(8), (9), (10)	1.62% (11)	1.72%	2.38%	2.60%	2.14% (11)
Ratio of total expenses after interest expense to average net assets(8), (9)	1.72% (11)	1.73%	2.38%	2.60%	2.14% (11)
Ratio of net investment income (loss) to average net assets(8), (9)	2.58% (11)	4.24%	4.34%	4.94%	5.47% (11)
Portfolio turnover rate(5)	56%	101%	86%	116%	66%
Net assets, end of period (000’s)	$178,998	$195,606	$179,907	$177,319	$178,760
Loan payable, end of period (000’s)	$ 69,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700
Asset coverage, per $1,000 principal amount of loan payable	$ 3,568	$ 3,806	$ 3,581	$ 3,544	$ 3,565

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Initial public offering price of $10.00 per share less sales load of 1.65% of the offering price.
(4)	Calculated using average shares outstanding.
(5)	Not annualized for periods less than one year.
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(7)	Return not disclosed.
(8)	Annualized for periods less than one year.
(9)	Inclusive of excise tax expense of 0.15%(5), 0.08%, 0.07%, 0.08% and 0.02%(5) for the period ended January 31, 2022, and years ended February 28/29, 2021, 2020, 2019 and period ended February 28, 2018, respectively.
(10)	Ratio of net expenses, before interest expense, was 1.37%, 1.33%, 1.31%, 1.36% and 1.23% for the period ended January 31, 2022, years ended February 28/29, 2021, 2020 and 2019 and period ended 2018 respectively.
(11)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
		2021	2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$ 6.46	$ 5.33	$ 5.61	$ 6.54	$ 6.86	$ 5.50
Income (loss) from investment operations:
Net investment income (loss)(2)	0.21	0.37	0.52	0.56	0.69	0.73
Net realized and unrealized gain (loss)	(0.59)	1.35	(0.02)	(0.64)	(0.16)	1.44
Total from investment operations	(0.38)	1.72	0.50	(0.08)	0.53	2.17
Dividends on Preferred Shares from Net Investment Income:	(0.06)	(0.07)	(0.14)	(0.12)	(0.07)	(0.03)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.44)	1.65	0.36	(0.20)	0.46	2.14
Dividends and Distributions to Shareholders:
Net investment income	(0.16)	(0.31)	(0.42)	(0.50)	(0.77)	(0.78)
Return of capital	(0.31)	(0.21)	(0.22)	(0.28)	(0.01)	—
Total dividends and distributions to shareholders	(0.47)	(0.52)	(0.64)	(0.78)	(0.78)	(0.78)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	0.09	—	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	(0.04)	—	—
Net asset value, end of period	$ 5.55	$ 6.46	$ 5.33	$ 5.61	$ 6.54	$ 6.86
Market value, end of period	$ 5.31	$ 5.68	$ 5.10	$ 6.24	$ 6.93	$ 6.93
Total return, net asset value(3), (4)	(7.41)%	—% (5)	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	1.14%	24.29%	(8.51)%	2.00%	12.22%	59.15%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	1.39%	1.45%	1.53%	1.56% (9)	1.28%	1.36% (10)
Ratio of total expenses after interest expense to average net assets(6), (7)	1.55%	1.48%	1.53%	1.56% (9)	1.28%	1.36% (10)
Ratio of net investment income (loss) to average net assets(6), (7)	3.69%	7.04%	9.30%	9.22%	10.32%	11.33%
Portfolio turnover rate(3)	54%	73%	35%	41%	34%	28%
Net assets, end of period (000’s)	$501,250	$583,944	$481,633	$502,648	$580,867	$456,985
Loan payable, end of period (000’s)	$ 28,852	$ 28,852	$ 28,852	$ 28,852	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable	$ 29,578	$ 32,444	$ 28,898	$ 29,627	$ —	$ —
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares	$ 61	$ 70	$ 62	$ 64	$ —	$ —
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	$ 60,587	$ 70,027	$ 62,132	$ 63,572	$ 65,668	$ 67,376
Cumulative Preferred shares average market value(11)	$ 24.23	$ 25.91	$ 25.81	$ 24.46	$ —	$ —

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average common shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.31%, 1.35%, 1.33%, 1.34%, 1.21% and 1.28% for the period ended January 31, 2022, years ended February 28/29, 2021, 2020, 2019, 2018 and 2017, respectively.
(9)	Inclusive of tender offer expenses of 0.03%.
(10)	Inclusive of excise tax expense of 0.03% for the year ended February 28, 2017.
(11)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
		2021	2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$ 5.79	$ 4.79	$ 5.03	$ 5.87	$ 6.14	$ 4.89
Income (loss) from investment operations:
Net investment income (loss)(2)	0.19	0.34	0.48	0.50	0.62	0.66
Net realized and unrealized gain (loss)	(0.54)	1.20	(0.03)	(0.57)	(0.14)	1.30
Total from investment operations	(0.35)	1.54	0.45	(0.07)	0.48	1.96
Dividends on Preferred Shares from Net Investment Income:	(0.07)	(0.08)	(0.14)	(0.12)	(0.06)	(0.02)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.42)	1.46	0.31	(0.19)	0.42	1.94
Dividends and Distributions to Shareholders:
Net investment income	(0.12)	(0.27)	(0.36)	(0.45)	(0.61)	(0.69)
Return of capital	(0.29)	(0.19)	(0.19)	(0.24)	(0.08)	—
Total dividends and distributions to shareholders	(0.41)	(0.46)	(0.55)	(0.69)	(0.69)	(0.69)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	—	—	0.09	—	—
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	(0.05)	—	—
Net asset value, end of period	$ 4.96	$ 5.79	$ 4.79	$ 5.03	$ 5.87	$ 6.14
Market value, end of period	$ 4.62	$ 5.01	$ 4.54	$ 5.44	$ 6.10	$ 6.17
Total return, net asset value(3), (4)	(7.95)%	—% (5)	—% (5)	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(0.19)%	22.81%	(6.98)%	1.14%	10.84%	56.31%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	1.40%	1.44%	1.41%	1.53% (9)	1.32%	1.37%
Ratio of total expenses after interest expense to average net assets(6), (7)	1.55%	1.47%	1.41%	1.53% (9)	1.32%	1.37%
Ratio of net investment income (loss) to average net assets(6), (7)	3.73%	7.18%	9.48%	9.28%	10.31%	11.46%
Portfolio turnover rate	54%	73%	35%	41%	33%	28%
Net assets, end of period (000’s)(3)	$377,882	$440,994	$364,382	$379,901	$440,106	$456,985
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares	$ 60	$ 65	$ 58	$ 60	$ —	$ —
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	$ 59,793	$ 65,454	$ 58,421	$ 59,845	$ 65,147	$ 66,691
Cumulative Preferred shares average market value(10)	$ 23.92	$ 25.64	$ 25.39	$ 24.04	$ —	$ —

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average common shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.35%, 1.39%, 1.36%, 1.39%, 1.24% and 1.30% for the period ended January 31, 2022, and years ended February 28/29, 2021, 2020, 2019, 2018 and 2017 respectively.
(9)	Inclusive of tender offer expenses of 0.04%.
(10)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 35.15	$ 24.81	$ 22.05	$ 23.88	$ 21.59
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.17)	0.01	0.11	0.16	0.29
Net realized and unrealized gain (loss)	0.09	12.71	4.65	0.01	4.00
Total from investment operations	(0.08)	12.72	4.76	0.17	4.29
Dividends and Distributions to Common Shareholders:
Net investment income	(2.02)	(1.19)	(0.42)	(0.95)	(0.44)
Net realized gains	(5.80)	(1.19)	(1.58)	(1.05)	(1.56)
Total dividends and distributions to common shareholders	(7.82)	(2.38)	(2.00)	(2.00)	(2.00)
Net asset value, end of period	$ 27.25	$ 35.15	$ 24.81(2)	$ 22.05	$ 23.88
Market value, end of period	$ 27.75	$ 32.25	$ 25.22	$ 21.29	$ 22.40
Total return, net asset value(3)	(2.32)%	—% (4)	—% (4)	—% (4)	—% (4)
Total return, market value(3)	7.46%	40.11%	29.04%	3.89%	26.13%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses before interest expense to average net assets	1.85% (5)	2.03% (5)	2.14%	2.20% (5)	2.26% (5)
Ratio of total expenses after interest expense to average net assets	2.55% (5)	2.84% (5)	3.32%	3.40% (5)	3.36% (5)
Ratio of net investment income (loss) to average net assets	(0.48)% (5)	0.05% (5)	0.47%	0.72% (5)	1.30% (5)
Portfolio turnover rate	108%	128%	120%	105%	154%
Net assets, end of period (000’s)	$282,348	$363,899	$256,724	$227,320	$245,382
Loan payable, end of period (000’s)	$ 75,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000
Mandatory redeemable preferred shares, end of period (000’s)	$ 30,000	$ 30,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable(6)	$ 5,165	$ 6,252	$ 4,823	$ 4,431	$ 4,672
Asset coverage ratio on total leverage (loan payable and mandatory redeemable preferred shares)(7)	369%	447%	344%	316%	334%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(8)	$ 92	$ 112	$ 86	$ 79	$ 83

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Inclusive of excise tax expense of 0.04%, 0.05%, 0.06% and 0.07% for the years ended January 31, 2022, 2021, 2019 and 2018, respectively.
(6)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.
(7)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.
(8)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 30.91	$ 24.89	$ 22.53	$ 24.51	$ 21.54
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.09)	0.06	0.18	0.19	0.40
Net realized and unrealized gain (loss)	2.77	7.48	3.70	(0.65)	4.09
Total from investment operations	2.68	7.54	3.88	(0.46)	4.49
Dividends and Distributions to Shareholders:
Net investment income	(1.52)	(0.09)	(0.20)	(0.93)	(0.43)
Net realized gains	(1.75)	(1.43)	(1.32)	(0.59)	(1.09)
Total dividends and distributions to shareholders	(3.27)	(1.52)	(1.52)	(1.52)	(1.52)
Net asset value, end of period	$ 30.32	$ 30.91	$ 24.89(2)	$ 22.53	$ 24.51
Market value, end of period	$ 27.33	$ 27.78	$ 23.14	$ 20.52	$ 22.08
Total return, net asset value(3)	8.22%	—% (4)	—% (4)	—% (4)	—% (4)
Total return, market value(3)	9.80%	28.21%	20.83%	(0.25)%	24.96%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	1.12% (5)	1.07%	1.07%	1.13% (5)	1.07%
Ratio of total expenses to average net assets	1.22% (5)	1.07%	1.07%	1.13% (5)	1.07%
Ratio of net investment income (loss) to average net assets	(0.28)% (5)	0.24%	0.74%	0.83% (5)	1.80%
Portfolio turnover rate	71%	85%	50%	81%	99%
Net assets, end of period (000’s)	$840,257	$856,449	$689,650	$624,315	$679,241

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Inclusive of excise tax expense of 0.05% and 0.07% for the years ended January 31, 2022 and 2019, respectively.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2022	2021	2020	2019	2018
PER SHARE DATA:
Net asset value, beginning of period	$ 15.21	$ 14.34	$ 13.52	$ 15.32	$ 14.72
Income (loss) from investment operations:
Net investment income (loss)(1)	0.05	0.13	0.24	0.27	0.30
Net realized and unrealized gain (loss)	1.97	1.64	1.48	(1.17)	1.43
Total from investment operations	2.02	1.77	1.72	(0.90)	1.73
Dividends and Distributions to Shareholders:
Net investment income	(0.90)	(0.13)	(0.26)	(0.71)	(0.30)
Net realized gains	—	(0.48)	(0.64)	—	—
Return of capital	—	(0.29)	—	(0.19)	(0.83)
Total dividends and distributions to shareholders	(0.90)	(0.90)	(0.90)	(0.90)	(1.13)
Net asset value, end of period	$ 16.33	$ 15.21	$ 14.34	$ 13.52	$ 15.32
Market value, end of period	$ 14.73	$ 13.28	$ 13.09	$ 11.90	$ 13.52
Total return, net asset value(2)	13.39%	—% (3)	—% (3)	—% (3)	—% (3)
Total return, market value(2)	17.77%	9.71%	18.17%	(5.42)%	12.92%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.95%	0.97%
Ratio of total expenses to average net assets	1.06%	0.96%	0.96%	0.95%	0.97%
Ratio of net investment income (loss) to average net assets	0.28%	0.94%	1.73%	1.87%	2.03%
Portfolio turnover rate	63%	104%	76%	50%	85%
Net assets, end of period (000’s)	$1,548,372	$1,441,666	$1,359,815	$1,281,712	$1,452,585

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Return not disclosed.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
January 31, 2022
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund, Convertible & Income Fund II, Diversified Income & Convertible Fund, Equity & Convertible Income Fund, and Dividend, Interest & Premium Strategy Fund (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003, April 22, 2003, March 10, 2015, August 20, 2003, and December 12, 2006, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. On December 14, 2021, the Board approved a change in the fiscal year-end of Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund and Convertible & Income Fund II. Effective as of January 31, 2022, each such Funds fiscal year-end changed from February 28 to January 31.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
. Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     .    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     .    Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes has been made. Certain Funds may be subject to an excise tax based on distributions paid to shareholders during the year.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund, Convertible & Income Fund II and Diversified Income & Convertible Fund declare distributions on a monthly basis. Equity & Convertible Income Fund and Dividend, Interest & Premium Strategy Fund declare distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.
As announced on December 17, 2021, Artificial Intelligence & Technology Opportunities Fund and Diversified Income & Convertible Fund have a Managed Distribution Plan which currently provides for the Funds to make a monthly distribution of $0.15 per share and $0.18 per share, respectively, effective with the distribution payable on February 1, 2022. Also announced on December 17, 2021, Equity & Convertible Income Fund and Dividend, Interest & Premium Strategy Fund have a Managed Distribution Plan which currently provides for the Funds to make a quarterly distribution of $0.50 per share and $0.245 per share, respectively, effective with the distribution payable on March 25, 2022. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Funds’ investment performance from the terms of the Funds’ Managed Distribution Plan.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Convertible Securities
Certain Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
G.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
J.	Repurchase Agreements
Certain Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.
The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e., the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until the maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in each Funds’ Schedule of Investments. As of January 31, 2022, the Funds did not hold any repurchase agreements.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, which are available for each Fund’s use with no restrictions, and are inclusive of dollar denominated and foreign currency.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the fiscal year ended January 31, 2022, the Diversified Income & Convertible Fund, Equity & Convertible Income Fund, and Dividend, Interest & Premium Strategy Fund invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Assets and Liabilities at January 31, 2022:

Primary Risk		Diversified Income & Convertible Fund	Equity & Convertible Income Fund	Dividend, Interest & Premium Strategy Fund
Liability Derivatives
Equity contracts	Written options at value	$(69)	$(433)	$(503)
Total		$(69)	$(433)	$(503)

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, presented in the Statements of Operations for the year ended January 31, 2022:
Primary Risk		Diversified Income & Convertible Fund	Equity & Convertible Income Fund	Dividend, Interest & Premium Strategy Fund
Net Realized Gain (Loss) From
Equity contracts	Written options	$ 344	$1,815	$ (5,960)
Total		$ 344	$1,815	$ (5,960)
Net Change in Unrealized Appreciation/Depreciation on
Equity contracts	Written options	$ (52)	$ (321)	$ 67
Total		$ (52)	$ (321)	$ 67
The quarterly average values (unless otherwise specified) of the derivatives held by the Funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the period ended January 31, 2022.
	Diversified Income & Convertible Fund	Equity & Convertible Income Fund	Dividend, Interest & Premium Strategy Fund
Written Options(1)	$(50)	$(265)	$(505)
(1) Premium amount.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners (“Virtus”), became the Funds’ investment adviser effective February 1, 2021 (except for Artificial Intelligence & Technology Opportunities Fund which was effective February 26, 2021). The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser. Prior to February 1, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) served as the investment adviser to the Funds (except for Artificial Intelligence & Technology Opportunities Fund for which AllianzGI U.S. served as adviser prior to February 26, 2021).
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund:

Fund	Advisory Fee
Artificial Intelligence & Technology Opportunities Fund	1.25%
Convertible & Income 2024 Target Term Fund	0.75
Convertible & Income Fund	0.70
Convertible & Income Fund II	0.70
Diversified Income & Convertible Fund	1.00
Equity & Convertible Income Fund	1.00
Dividend, Interest & Premium Strategy Fund	0.90
Artificial Intelligence & Technology Opportunities Fund and Convertible & Income 2024 Target Term Fund define total managed assets as the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). Convertible & Income Fund and Convertible & Income Fund II define total managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). Diversified Income & Convertible Fund defines total managed assets as the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). Equity & Convertible Income Fund and Dividend, Interest & Premium Strategy Fund define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:
Fund	Subadviser
Artificial Intelligence & Technology Opportunities Fund	AllianzGI U.S.
Convertible & Income 2024 Target Term Fund	AllianzGI U.S.
Convertible & Income Fund	AllianzGI U.S.
Convertible & Income Fund II	AllianzGI U.S.
Diversified Income & Convertible Fund	AllianzGI U.S.
Equity & Convertible Income Fund	AllianzGI U.S.
Dividend, Interest & Premium Strategy Fund (Equity and Options Portfolios)	NFJ (1)
Dividend, Interest & Premium Strategy Fund (Fixed Income Portfolio)	AllianzGI U.S.

(1) NFJ Investment Group, LLC (“NFJ”), which is an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2023. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.

Fund	Expense Limitation
Artificial Intelligence & Technology Opportunities Fund	0.09%
Convertible & Income 2024 Target Term Fund	0.19
Convertible & Income Fund	0.13
Convertible & Income Fund II	0.15
Diversified Income & Convertible Fund	0.17
Equity & Convertible Income Fund	0.07
Dividend, Interest & Premium Strategy Fund	0.06
The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Effective February 1, 2021 (except for Artificial Intelligence & Technology Opportunities Fund which was effective February 26, 2021), under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred. A Fund must pay its ordinary expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending January 31:

	Expiration
Fund	2024	2025	Total
Artificial Intelligence & Technology Opportunities Fund	$ 22	$ 836	$ 858
Convertible & Income 2024 Target Term Fund	25	175	200
Convertible & Income Fund	107	794	901
Convertible & Income Fund II	98	595	693
Diversified Income & Convertible Fund	279	—	279
Equity & Convertible Income Fund	888	—	888
Dividend, Interest & Premium Strategy Fund	1,598	—	1,598
E.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds effective February 1, 2021 (except for Artificial Intelligence & Technology Opportunities Fund which was effective February 26, 2021). For the services provided by the

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the fiscal year or period, as applicable (“period”) ended January 31, 2022, the Funds incurred administration fees totaling $5,626 which are included in the Statements of Operations within the line item “Administration, accounting and custody fees.”
F.	Trustees’ Fees
For the period ended January 31, 2022, the Funds incurred Trustees’ fees totaling $944 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended January 31, 2022, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
Outside of Rule 17a-7 transactions, other investments with affiliated issuers are separately reported in this footnote. An affiliated issuer includes any company in which the Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or subadviser to the Fund is deemed to exercise, directly or indirectly, a certain level of control over the company. A summary of the Fund’s total long-term and short-term purchases and sales of the securities of affiliated issuers during the period ended January 31, 2022, is as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities(1)	Value, end of period	Shares
Convertible & Income Fund
Common Stocks—0.0%
CCF Holdings LLC(2)	$ —(3)	$—	$ —	$ —	$ —	$ —	—
CCF Holdings LLC, Class B(2)	— (3)	—	—	—	—	—	—
LiveStyle, Inc.(4),(5),(6),(7)	— (3)	—	—	—	—	— (3)	90,407
	$ —	$—	$ —	$ —	$ —	$ —
Preferred Stocks—0.5%
LiveStyle, Inc. Series B (4),(5),(6),(7)	7,657	—	(5,138)	101	(101)	2,519	25,188
LiveStyle, Inc. Series B (4),(5),(6),(8)	—	—	—	—	—	—	6,750
	$7,657	$—	$(5,138)	$101	$(101)	$2,519
Total	$7,657	$—	$(5,138)	$101	$(101)	$2,519

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities(1)	Value, end of period	Shares
Convertible & Income Fund II
Common Stocks—0.0%
CCF Holdings LLC, Class B(2)	$ —(3)	$—	$ —	$ —	$ —	$ —	—

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities(1)	Value, end of period	Shares
Convertible & Income Fund II
LiveStyle, Inc.(4),(5),(6),(7)	$ —(3)	$—	$ —	$ —	$ —	$ —(3)	90,407
	$ —	$—	$ —	$ —	$ —	$ —
Preferred Stocks—0.7%
LiveStyle, Inc. Series B (4),(5),(6),(7)	7,657	—	(5,138)	101	(101)	2,519	25,188
LiveStyle, Inc. Series B (4),(5),(6),(8)	—	—	—	—	—	—	5,000
	$7,657	$—	$(5,138)	$101	$(101)	$2,519
Total	$7,657	$—	$(5,138)	$101	$(101)	$2,519

	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss) on affiliated securities	Net change in unrealized appreciation (depreciation) on affiliated securities	Value, end of period	Shares
Diversified Income & Convertible Fund
Common Stocks—0.0%
LiveStyle, Inc.(4),(5),(6),(7)	$ —(3)	$—	$ —	$ —	$ —(3)	$ —(3)	13,574
Preferred Stocks—0.1%
LiveStyle, Inc. Series B (4),(5),(6),(7)	$1,029	$—	$772	$15	$106	$378	3,783
LiveStyle, Inc. Series B (4),(5),(6)	— (3)	—	—	—	— (3)	—	1,250
	$1,029	$—	$772	$15	$106	$378
Total	$1,029	$—	$772	$15	$106	$378
(1)	Does not tie to Net change in unrealized appreciation (depreciation) on Investment in affiliates on the Statements of Operations as a result of previously affiliated securities moving to unaffiliated.
(2)	Issuer is not an affiliated investment of the Fund at January 31, 2022.
(3)	Amount is less than $500.
(4)	A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 0.50% of net assets.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Security is restricted from resale.
(8)	Security was not affiliated at beginning of the period.
H.	Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were paid in cash, on a current basis. The

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for its Trustees who receive compensation from the Funds. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities at January 31, 2022.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities and written options) during the period ended January 31, 2022, were as follows:
	Purchases	Sales
Artificial Intelligence & Technology Opportunities Fund	$531,371	$ 727,766
Convertible & Income 2024 Target Term Fund	149,353	138,769
Convertible & Income Fund	478,659	470,645
Convertible & Income Fund II	365,785	360,901
Diversified Income & Convertible Fund	493,958	588,519
Equity & Convertible Income Fund	628,337	831,747
Dividend, Interest & Premium Strategy Fund	958,126	1,014,075
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended January 31, 2022.
Note 6. Federal Income Tax Information
($ reported in thousands)
At January 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Artificial Intelligence & Technology Opportunities Fund	$ 778,308	$ 136,860	$ (34,206)	$ 102,654
Convertible & Income 2024 Target Term Fund	261,497	1,613	(8,857)	(7,244)
Convertible & Income Fund	871,762	77,697	(85,589)	(7,892)
Convertible & Income Fund II	653,437	59,855	(64,352)	(4,497)
Diversified Income & Convertible Fund	380,213	26,391	(18,240)	8,151
Diversified Income & Convertible Fund (Written Options)	(37)	7	(39)	(32)
Equity & Convertible Income Fund	782,024	94,771	(33,202)	61,569
Equity & Convertible Income Fund (Written Options)	(218)	40	(255)	(215)
Dividend, Interest & Premium Strategy Fund	1,355,879	225,650	(48,508)	177,142
Dividend, Interest & Premium Strategy Fund (Written Options)	(642)	275	(136)	139
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Funds’ capital loss carryovers are as follows:
Fund	Short-Term	Long-Term
Convertible & Income Fund	$41,033	$154,441
Convertible & Income Fund II	31,678	124,976
Equity & Convertible Income Fund	—	1,723
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred	Capital Loss Deferred
Artificial Intelligence & Technology Opportunities Fund	$17,002	$29,997	$ —	$ —
Convertible & Income 2024 Target Term Fund	6,940	1,659	—	—
Convertible & Income Fund	—	—	5,155	195,474
Convertible & Income Fund II	—	—	3,893	156,654
Diversified Income & Convertible Fund	6,278	17,578	—	—
Equity & Convertible Income Fund	60,477	49,705	—	1,723
Dividend, Interest & Premium Strategy Fund	31,694	62,772	—	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal periods ended January 31, 2022, February 28, 2021 and January 31, 2021 was as follows:
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Artificial Intelligence & Technology Opportunities Fund
1/31/22	$ 108,455	$ 58,077	$ —	$166,532
2/28/21	85,439	—	—	85,439
2/29/20	11,155	—	—	11,155
Convertible & Income 2024 Target Term Fund
1/31/22	16,220	—	—	16,220
2/28/21	10,078	—	—	10,078
2/29/20	10,078	—	—	10,078
Convertible & Income Fund
1/31/22	19,969	—	27,712	47,681
2/28/21	34,490	—	18,750	53,240
2/29/20	50,027	—	20,275	70,302
Convertible & Income Fund II
1/31/22	15,108	—	21,989	37,097
2/28/21	26,580	—	14,691	41,271
2/29/20	38,465	—	14,455	52,920
Diversified Income & Convertible Fund
1/31/22	58,639	22,284	—	80,923
1/31/21	24,438	206	—	24,644
Equity & Convertible Income Fund
1/31/22	42,118	48,601	—	90,719
1/31/21	33,603	8,515	—	42,118
Dividend, Interest & Premium Strategy Fund
1/31/22	85,321	—	—	85,321
1/31/21	37,593	20,752	26,976	85,321
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators certain of the most widely used LIBORs are expected to continue until mid-2023. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short and

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund, Convertible & Income Fund II and Diversified Income & Convertible Fund leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Note 8. Auction-Rate Preferred Shares
Convertible & Income Fund has 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.
Convertible & Income Fund II has 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.
Dividends on the Auction-Rate Preferred Shares are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.
For the period ended January 31, 2022, the annualized dividend rates paid with respect to the Auction-Rate Preferred shares of Convertible & Income Fund and Convertible & Income Fund II ranged from:
	High	Low	At January 31, 2022
Series A	0.16%	0.06%	0.12%
Series B	0.16	0.08	0.16
Series C	0.16	0.08	0.12
Series D	0.16	0.08	0.16
Series E	0.16	0.08	0.12
Convertible & Income Fund and Convertible & Income Fund II are subject to certain limitations and restrictions while Auction-Rate Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Auction-Rate Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.
Auction-Rate Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters affecting the rights of the Auction-Rate Preferred Shares. On matters where preferred shareholders vote separately from common shareholders, including the election of the preferred shares trustees, preferred shareholders are entitled to one vote per $25.00 in liquidation preference per share.
Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.
In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 200% depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.
If the Funds’ ARPS continue to fail and the “maximum rate” payable on the ARPS rises as result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
Note 9. Liquidity Facility and Securities Lending
($ reported in thousands)
Prior to June 14, 2021, Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund and Convertible & Income Fund II had entered into a liquidity facility (each a “SSB Facility” and together the “SSB Facilities”) with State Street Bank & Trust Company (“State Street”). The Funds pledged their assets as collateral to secure obligations under the SSB Facilities. The Funds retained the risks and rewards of the ownership of assets pledged to secure obligations under the SSB Facilities. As part of the SSB Facilities, the Funds made assets available for securities lending transactions with State Street acting as the Funds’ authorized agent for these transactions. All transactions initiated through State Street were required to be secured with cash collateral received from the securities borrower (the “Borrower”). Securities lending transactions were secured with cash collateral in amounts no less than 100% of the market value of the securities loaned in these transactions. Cash received by State Street from securities lending was credited against borrowings under the SSB Facilities. Upon return of securities by the Borrower, State Street would return the cash collateral to the Borrower, as applicable, which eliminated the credit against the borrowings and caused the drawdowns under the SSB Facilities to increase by the amounts returned. Borrowing fees on the loaned securities were retained by State Street.
State Street would have indemnified the Funds for certain losses that would have arisen if the Borrower failed to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, State Street would have used the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If such collateral was insufficient, the purchase of replacement securities would have been made at State Street’s sole cost and expense. Although the risk of the loss of the securities was mitigated by receiving collateral from the Borrower and through State Street indemnification, the Funds could have experienced a delay in recovering securities or could have experienced a lower than expected return if the Borrower failed to return the securities on a timely basis.
State Street would fund drawdowns under a SSB Facility through reverse repurchase agreements in a manner and on terms that were substantially similar to the securities loans described above. None of the Funds’ borrowings during the reporting period were funded though reverse repurchase agreements. Prior to June 14, 2021, the maximum capital commitment amounts under the respective SSB Facilities were $125,000, $71,000, $34,000 and $0, respectively, for Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund and Convertible & Income Fund II. Interest on amounts drawn under each SSB Facility was charged at a daily rate equal to the U.S. 3-month LIBOR rate plus 0.55%, with a commitment fee of 0.15% payable on the maximum capital commitment amount less the amount drawn in any month when the amount drawn was less than 85% of the commitment amount on any day. Loan interest expense and commitment fees are included in the Funds’ Statements of Operations.
For the period March 1, 2021 through June 13, 2021, the average borrowings, average interest rate, and interest expense under the SSB Facilities were as follows:
Fund	Average Borrowings	Weighted Average Interest Rate	Loan Interest Expense	Commitment Fees
Artificial Intelligence & Technology Opportunities Fund	$30,000	0.83%	$ 72	$42
Convertible & Income 2024 Target Term Fund	69,700	0.83	168	—
Convertible & Income Fund	28,852	0.83	70	—
Effective June 14, 2021, each of the Funds entered into a Master Margin Loan Agreement (“MMLA”) and a Securities Lending Authorization Agreement (“SLAA”), (together the “BNYM Facilities”) with The Bank of New York Mellon (“BNYMellon”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNYMellon. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the Borrower, BNYMellon returns the cash collateral to the Borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYMellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At January 31, 2022, the securities loaned were subject to a SLAA on a net payment basis as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Artificial Intelligence & Technology Opportunities Fund	$ 43,520	$43,000	$520
Convertible & Income 2024 Target Term Fund	20,957	20,957	—
Convertible & Income Fund	39,676	39,676	—
(1)	Collateral received in excess of the market value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
At January 31, 2022, the maximum capital commitment amounts under the MMLA were $75,000, $71,000, $34,000 and $0, respectively, for Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund, Convertible & Income Fund and Convertible & Income Fund II. Interest on amounts drawn under each MMLA is charged at a daily rate and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of January 31, 2022, Artificial Intelligence & Technology Opportunities Fund, Convertible & Income 2024 Target Term Fund and Convertible & Income Fund used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as ’Loan Payable’ and/or ’Collateral on securities loaned.’ The interest rate charged at January 31, 2022, was 0.42%. The expense is included in the Funds’ Statements of Operations under “Loan interest”.
For the period June 14, 2021 through January 31, 2022, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNYM Facilities were as follows:
Fund	Outstanding Borrowings	Average Borrowings	Weighted Average Interest Rate	Loan Interest Expense
Artificial Intelligence & Technology Opportunities Fund	$ 30,000	$ 30,000	0.98%	$ 190
Convertible & Income 2024 Target Term Fund	69,700	69,700	0.61	275
Convertible & Income Fund	28,852	28,852	0.65	121
The following table reflects a breakdown of investments made from cash collateral received from lending activities net of cash used to support any borrowings for the funds, and the remaining contractual maturity of those transactions as of January 31, 2022, for the Funds:
Fund	Investment of Cash Collateral	Overnight and continuous
Artificial Intelligence & Technology Opportunities Fund	Money Market Mutual Fund	$13,000
Convertible & Income 2024 Target Term Fund	Money Market Mutual Fund	1,922
Convertible & Income Fund	Money Market Mutual Fund	11,127
Note 10. Long-Term Financing Arrangements
($ reported in thousands)
On October 2, 2015, Diversified Income & Convertible Fund completed a private placement with a single institutional investor, consisting of $30,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. For a portion of its borrowings, Diversified Income & Convertible Fund continues to maintain short-term borrowings under the Margin Loan Financing described in Note 11 at variable interest rates.
Mandatory Redeemable Preferred Shares
At January 31, 2022, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000 ($25.00 per share (not reported in thousands)). The following table summarizes the key terms of the MRPS at January 31, 2022:

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000	$30,000
The fair value of the MRPS are estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible Fund’s Statement of Assets & Liabilities as interest payable on mandatory redeemable preferred shares. For the period ended January 31, 2022, Diversified Income & Convertible Fund paid $1,295 in dividends to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to Diversified Income & Convertible Fund’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible Fund may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, the Fund is subject to periodic asset coverage testing. If the Fund’s asset coverage is insufficient, it may be required to redeem some or all of the MRPS.
Senior Secured Notes
At January 31, 2022, Diversified Income & Convertible Fund had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible Fund, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,971 is included in the Diversified Income & Convertible Fund’s Statement of Operations.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2022:
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$50,000
The fair value of the senior secured notes are estimated to be their carrying amount. The senior secured notes are categorized as Level 2 within the fair value hierarchy.
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.
Note 11. Margin Loan Financing
($ reported in thousands)
Diversified Income & Convertible Fund has entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Cash borrowings are secured by assets of the Diversified Income & Convertible Fund that are held with the Fund’s custodian in a separate account. Interest is charged at 3 month LIBOR plus an additional percentage rate on the amount borrowed.
For the period ended January 31, 2022, the weighted average daily balance outstanding was $25,000 at the weighted average interest rate of 1.08%. With respect to the margin loan financing, loan interest expense of $270 is included in the Diversified Income & Convertible Fund’s Statement of Operations.
At January 31, 2022, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$25,000	1.11%

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
Note 12. Cumulative Preferred Shares
On September 11, 2018, Convertible & Income Fund II issued 4,360,000 shares of 5.50% Series A Cumulative Preferred Shares with an aggregate liquidation value of $109,000,000 (“NCZ Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 11, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income Fund II may at any time, upon notice of redemption, redeem the NCZ Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.50% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On September 20, 2018, Convertible & Income Fund issued 4,000,000 shares of 5.625% Series A Cumulative Preferred Shares with an aggregate liquidation value of $100,000,000 (“NCV Series A Preferred Shares”). The shares are perpetual, non-callable for a period of five years and have a liquidation preference of $25.00 per share. Commencing September 20, 2023, and thereafter, to the extent permitted by the 1940 Act, and Massachusetts law, Convertible & Income Fund may at any time, upon notice of redemption, redeem the NCV Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated unpaid dividends through the date of redemption. Dividends are paid at an annual rate of 5.625% on a quarterly basis, and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On December 16, 2020, the Board of the Convertible & Income Fund and Convertible & Income Fund II approved a Repurchase Plan (“Repurchase Plan”) with respect to the outstanding series A cumulative preferred shares (“CPS”) issued by the Funds. Each Fund has access to a short-term revolving credit facility (as outlined in Note 9). Pursuant to the Repurchase Plan, the Funds would repurchase its CPS in the open market on any trading day when (i) a Fund’s CPS are trading at a market price at or below their liquidation preference ($25.00 per share), provided the current rate of interest on its Liquidity Facility is less than or equal to 5.00% or (ii) a Fund’s CPS are trading at a market price which represents a premium of up to 1.00% above their liquidation preference (up to $25.25) provided the current rate of interest on its Liquidity Facility is less than or equal to 3.00% for Convertible & Income Fund or less than or equal to 2.75% for Convertible & Income Fund II, subject, in each case, to the terms and conditions of the Repurchase Plan and input from the portfolio management team as to market conditions and other factors. Any repurchases will be made consistently with the requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended. On each day that shares are repurchased under the Repurchase Plan, a Fund may repurchase its shares in an amount up to 25% of the average daily trading volume of the CPS over the trailing four week period.
Note 13.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 14. Capital Shares
At January 31, 2022, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.
Note 15. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at January 31, 2022:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
Convertible & Income Fund
	LiveStyle, Inc.	2/3/16—11/30/16	$ —	$ —(1)	0.0%
	LiveStyle, Inc. Series B	2/3/16—11/30/16	2,469	2,519	0.5
	Affinion Group Holdings	11/9/15—11/12/15	3,080	—	0.0
Convertible & Income Fund II
	LiveStyle, Inc.	2/3/16—11/30/16	$ —	$ —(1)	0.0%
	LiveStyle, Inc. Series B	2/3/16—11/30/16	2,469	2,519	0.7
	Affinion Group Holdings	11/9/15—11/12/15	2,371	—	0.0
Diversified Income & Convertible Fund
	LiveStyle, Inc.	2/3/16—11/30/16	$ —	$ —(1)	0.0%
	LiveStyle, Inc. Series B	2/3/16—11/30/16	371	378	0.1
(1) Amount is less than $500.
Note 16. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2022
investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in the aggregate, to be material to these financial statements.
Note 17. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 18. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
On February 11, 2022, the Funds changed Transfer Agent and Dividend Paying Agent and Registrar from American Stock Transfer & Trust Company, LLC to Computershare Trust Company, N.A.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI
Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium
Strategy Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (collectively referred to as the “Funds”) as of January 31, 2022, the related statements of operations, the statements of cash flows for Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Diversified Income & Convertible Fund, and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of each of their operations, the cash flows for Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Diversified Income & Convertible Fund, the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Fund Name	Statements of Operations	Statements of Changes in Net Assets	Statements of Cash Flows
Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund	For the period March 1, 2021 through January 31, 2022 and the year ended February 28, 2021	For the period March 1, 2021 through January 31, 2022, the year ended February 28, 2021, and the period from October 31, 2019 (commencement of operations) to February 29, 2020	Not applicable
Virtus AllianzGI Convertible & Income Fund Virtus AllianzGI Convertible & Income Fund II	For the period March 1, 2021 through January 31, 2022 and the year ended February 28, 2021	For the period March 1, 2021 through January 31, 2022 and the years ended February 28, 2021 and February 29, 2020	Not applicable
Virtus AllianzGI Convertible & Income 2024 Target Term Fund	For the period March 1, 2021 through January 31, 2022 and the year ended February 28, 2021	For the period March 1, 2021 through January 31, 2022 and the years ended February 28, 2021 and February 29, 2020	For the period March 1, 2021 through January 31, 2022 and the year ended February 28, 2021
Virtus AllianzGI Equity & Convertible Income Fund Virtus Dividend, Interest & Premium Strategy Fund	For the year ended January 31, 2022	For the years ended January 31, 2022 and 2021	Not applicable
Virtus AllianzGI Diversified Income & Convertible Fund	For the year ended January 31, 2022	For the years ended January 31, 2022 and 2021	For the year ended January 31, 2022
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board

(United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 25, 2022
We have served as the auditor of one or more closed-end investment companies affiliated with Virtus Investment Partners, Inc. or its predecessors since at least 1990. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
January 31, 2022
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2023, the Funds will notify applicable shareholders of amounts for use in preparing 2022 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended January 31, 2022, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Artificial Intelligence & Technology Opportunities Fund	13.35%	12.47%	$ 88,074
Convertible & Income 2024 Target Term Fund	—	—	1,659
Convertible & Income Fund	31.05	29.19	—
Convertible & Income Fund II	31.87	30.00	—
Diversified Income & Convertible Fund	8.92	8.25	39,861
Equity & Convertible Income Fund	9.59	9.04	98,306
Dividend, Interest & Premium Strategy Fund	14.08	12.75	62,772

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.
Principal Strategies: Under normal market conditions, the Fund seeks to achieve its investment objective by investing across the capital structure in companies across a broad range of industries and technologies positioned to benefit from the evolution and disruptive power of artificial intelligence and other new technologies. The Fund seeks to invest in companies, across a wide range of industries and market capitalizations, that produce, design or market artificial intelligence technologies or other new technologies, use artificial intelligence or other new technologies in their product development or operations or are expected to benefit significantly from artificial intelligence or other new technologies and related developments.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, equity securities, and debt and other income producing instruments. The Fund attempts to reduce the risk of capital loss through, among other things, independent credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy. The Fund normally does not invest more than 20% of its managed assets in income producing securities (such limit does not apply to convertible securities).
The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities issued by artificial intelligence companies and in other companies that stand to benefit from artificial intelligence and other technology opportunities. The Fund considers artificial intelligence to mean the use of systems or other technologies able to either perform tasks that normally involve human intelligence, such as visual perception, speech recognition and decision-making, or leverage data-driven insights to deliver new solutions.
Under normal circumstances, at least 15% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in artificial intelligence companies. The Fund normally invests at least 30% of its managed assets in convertible securities. The Fund does not normally invest more than 20% of its managed assets in high yield securities (such limit does not apply to convertible securities). The Fund normally invests at least 30% of its managed assets in equity securities. The Fund does not normally invest more than 30% of its managed assets in securities of foreign issuers.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Artificial Intelligence-Related Companies: Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The artificial intelligence companies in which the Fund may invest may not be identified by or widely known for any particular artificial intelligence product or service, but rather use artificial intelligence in their product development or deployment or are expected to benefit substantially from artificial intelligence and related developments.
Technology-Related: Funds that make significant investments in the technology sectors will be subject to risks particularly affecting technology or technology-related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Limited Term: The Fund will terminate on or around October 29, 2031 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Sector Focused Investing: Events negatively affecting a particular market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable February 1, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.15 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024.
Principal Strategies: The Fund normally invests at least 80% of its managed assets in a diversified portfolio of convertible securities and income-producing debt instruments. A portion of the Fund’s income-producing debt instruments are expected to consist of high yield securities (sometimes referred to as “high yield” or “junk” securities), which are securities that are, at the time of investment, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either S&P Global Rating Services or Fitch Ratings Inc.) or that are unrated but determined by AllianzGI U.S.to be of comparable quality. In addition, a portion of the Fund’s income-producing debt instruments generally are expected to consist of senior secured loans.
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The allocation of the Fund’s investments between these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, such that one asset class may be more heavily weighted in the Fund’s portfolio than the other class at any time and from time to time, and sometimes to a substantial extent. The Fund attempts to reduce the risk of capital loss through, among other things, internally generated credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy.
Under normal circumstances, the Fund does not invest more than 30% of its managed assets in securities of non-U.S. issuers, including no more than 20% of its managed assets in securities of emerging markets issuers.
Under normal circumstances, the Fund may invest up to 30% of its managed assets in senior secured loans and other types of loans, loan assignments and loan participations, as measured at the time of investment.
Under normal circumstances, the Fund’s exposure to derivatives used for non-hedging purposes is limited to 20% of its managed assets.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around September 1, 2024 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective March 1, 2022, Douglas G. Forsyth stepped down as a co-portfolio manager. There will be no changes to the investment processes for the Fund, which is team oriented.

CONVERTIBLE & INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, AllianzGI U.S. attempts to identify issuers that successfully adapt to change. AllianzGI U.S. uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. AllianzGI U.S. attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AllianzGI U.S.’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

CONVERTIBLE & INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective March 1, 2022, Douglas G. Forsyth stepped down as a co-portfolio manager. There will be no changes to the investment processes for the Fund, which is team oriented.

CONVERTIBLE & INCOME FUND II
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, AllianzGI U.S. attempts to identify issuers that successfully adapt to change. AllianzGI U.S. uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. AllianzGI U.S. attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AllianzGI U.S.’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage.The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.

CONVERTIBLE & INCOME FUND II
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective March 1, 2022, Douglas G. Forsyth stepped down as a co-portfolio manager. There will be no changes to the investment processes for the Fund, which is team oriented.

DIVERSIFIED INCOME & CONVERTIBLE FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss.
Principal Strategies:
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. It is expected that substantially all of the Fund’s debt instruments and  a substantial portion of its convertible securities will consist of securities rated below investment grade or unrated but determined by AllianzGI U.S. to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund also expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio. The Fund may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions, with respect to up to approximately 70% of the value of each position.
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of convertible securities, income-producing equity securities and income-producing debt and other instruments of varying maturities. For purposes of this policy, “income-producing equity securities” include, among other instruments, dividend-paying common and preferred stocks.
The Fund will normally invest at least 50% of its managed assets in convertible securities.
The Fund currently does, but is not required to, maintain leverage in the form of preferred shares, borrowed money and issued debt securities.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.

DIVERSIFIED INCOME & CONVERTIBLE FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Limited Term: The Fund will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable February 1, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.18 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective March 1, 2022, Douglas G. Forsyth stepped down as a co-portfolio manager. There will be no changes to the investment processes for the Fund, which is team oriented.

EQUITY & CONVERTIBLE INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.
Principal Strategies: The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component. The extent of the Fund’s use of this options strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.
The percentage of the Fund’s total assets represented by each Component is expected to vary based on relative investment performance and the subadviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of the Fund (taken as a whole) will vary according to the level of total assets allocated to each Component. The subadviser will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.
The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

EQUITY & CONVERTIBLE INCOME FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable March 25, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.50 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective March 1, 2022, Douglas G. Forsyth stepped down as a co-portfolio manager. There will be no changes to the investment processes for the Fund, which is team oriented.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.
Principal Strategies: The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund employs a strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component.
On an annual basis, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Fund’s subadvisers will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation is adjusted back to a point within its range in relative percentages determined by the subadvisers. In addition, the subadvisers may, but are not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year. The weighting of the Components may otherwise vary significantly from the enumerated ranges from time to time.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums. The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality.
The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”).
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on equity indexes. There are several risks associated with transactions in options on indexes. As the writer of a call option, the Fund retains the risk of loss should the price of the underlying index decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: Effective with the distribution payable March 25, 2022, the Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.245 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.
IMPORTANT NOTICE TO SHAREHOLDERS
Changes to Portfolio Management team:
Effective March 1, 2022, Douglas G. Forsyth stepped down as a co-portfolio manager. There will be no changes to the investment processes for the Fund, which is team oriented.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited)
Holders of common shares of beneficial interest (the “Common Shares”) of each of the Virtus-sponsored closed-end investment companies listed on Appendix A [which covers all the funds included in this report] hereto, as it may be amended from time to time (each a “Fund”), whose Common Shares are registered with the Agent (as defined below) (the “Registered Common Shareholders” or “Shareholders”), will automatically be enrolled (those so enrolled, the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:
1. THE PLAN AGENT. Computershare Trust Company, N.A. (the “Agent”) will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan with respect to the Fund in the same name in which his or her outstanding Common Shares of the Fund are registered with the Agent.
2. AUTOMATIC REINVESTMENT FOR PARTICIPANTS / CASH OPTION ELECTION. On behalf of each Participant, the Agent will automatically reinvest each Fund’s distributions of income, capital gains and returns of capital (together, “Distributions”) in Common Shares as described herein as of the first record date for a Distribution by the Fund to shareholders following the date on which the Participant becomes a shareholder of record of the Fund. In accordance with the foregoing, each Registered Common Shareholder will have all Distributions on his or her Common Shares automatically reinvested in additional Common Shares, unless such Shareholder elects to not be a Participant in the Plan and to receive such Distributions in cash. Registered Common Shareholders who wish to receive Distributions in cash, whether following his or her initial purchase of Common Shares or after having been a Participant in the Plan for some period, should so notify the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 505005 Louisville, KY 40233-5005, by calling (800) 254-5197 or (413) 775-6091 or, as applicable, by completing and returning the transaction form attached to each Plan statement, as specified and in accordance with Section 13 hereof.
3. MARKET PREMIUM ISSUANCES. With respect to each Participant, if on the payment date for a Distribution, the net asset value per Common Share of the Fund is equal to or less than the market price per Common Share plus estimated brokerage commissions, the Agent shall cause the Distribution to be invested by receiving newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.
4. MARKET DISCOUNT PURCHASES. With respect to each Participant, and except as provided below, if the net asset value per Common Share of the Fund exceeds the market price per Common Share plus estimated per share fees (which include any applicable brokerage commissions the Agent is required to pay) on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on such Participant’s Common Shares to purchase Common Shares of the Fund on the open market. Such market purchases will commence on or shortly after the payment date for such Distribution and the Agent shall complete such purchases not more than thirty (30) calendar days after such Distribution payment date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If the Agent is unable to invest the full amount of a Distribution through open market purchases pursuant to this Section 4, or, if before the Agent has completed the open market purchases, the market price per Common Share of the Fund plus estimated per share fees exceeds the net asset value per Common Share as of the last business day immediately prior to the purchase date (the “prior business day”), the Agent shall cause the remainder of the Distribution to be invested by receiving Additional Common Shares, including fractions, from the Fund for each Participant’s account, the number of which shall be determined by dividing the dollar amount of the remainder (i.e., the uninvested portion) of the Distribution by the greater of
(i) the net asset value per Common Share on the prior business day, or (ii) 95% of the market price per Common Share on the prior business day (which, in either case, may be a price greater or lesser than the net asset value per Common Share on the payment date for the applicable Distribution). Participants should note that they will not be able to instruct the Agent to purchase Common Shares at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The Agent may commingle all Participants’ amounts to be used for open market purchases of the Fund’s Common Shares. The weighted average price of all Common Shares purchased on the open market by the Agent as Agent and/or issued by the Fund pursuant to Section 3 shall be the price per Common Share allocable to each Participant.
5. VALUATION. The market price of Common Shares of a Fund on a particular date shall be the last sales price on the securities exchange where the Common Shares are listed on that date (the “Exchange”), or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations on such Exchange on such date will be used. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current policies.
6. SAFEKEEPING. In order to protect against loss, theft or destruction, if Participants hold Common Shares registered in their own names in certificate form, Participants may deposit such Common Shares into their Plan accounts. Certificates, along with a letter of instruction, should be sent to the Agent by registered mail and properly insured. Participants should not endorse their certificates. There are no fees for this service.
7. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
8. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under these terms and conditions and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase or sell Common Shares within the time period specified herein, or with the timing of any purchases or sales effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.
9. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Registered Common Shareholders of the Fund acquired pursuant to the Plan in non- certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable,. Participants may request to sell a portion of the Common Shares held by the Agent in their Plan accounts online, by calling the Agent, by writing to the Agent, or by completing and returning the transaction form attached to each Plan statement as specified above. The Agent will sell such Common Shares through a broker-dealer selected by the Agent within five (5) business days of receipt of the request assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral of the sale is required under applicable federal or state laws or regulations). The sale price, which will not be determined until such time as the broker-dealer completes the sale, will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. As an alternative to selling Common Shares through the Agent, a Participant may request that the Agent electronically transfer his or her Common Shares to his or her brokerage account in applicable circumstances. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
10. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material it receives with respect to the Common Shares in the Participant’s Plan account. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.
11. BROKERS, NOMINEE HOLDERS, ETC. In the case of Registered Common Shareholders such as a broker, bank or other nominee that holds Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If a beneficial owner’s broker, bank or other nominee who is the record shareholder for the beneficial owner’s Common Shares is not a Registered Common Shareholder (i.e., the Common Shares are not registered with the Agent), neither the nominee nor the beneficial owner will be a Participant under the Plan and have Distributions automatically reinvested by the Agent (although the broker, bank or other nominee may offer other dividend reinvestment programs independent from this Plan). If a beneficial owner of Common Shares wishes to participate in the Plan, but his or her broker, bank or other nominee is unable or unwilling to become a Registered Common Shareholder and a Participant on behalf of the beneficial owner, the beneficial owner may request that the broker, bank or other nominee arrange to have all or a portion of his or her Common Shares re- registered with the Agent in the name of the beneficial owner, such that the beneficial owner becomes a Registered Common Shareholder and, as such, would be enrolled as a Participant in the Plan unless he or she elects otherwise in accordance with the terms hereof. Participants whose Common Shares are registered in the name of one nominee firm may not be able to transfer the Common Shares to another nominee firm and continue to participate in the Plan.
12. FEES. The Agent’s service fee for handling Distributions will be paid by the Fund. Each Participant will be charged per share fees (currently $0.02 per share) on all open-market purchases. If a Participant elects to have the Agent sell part or all of his or her Common Shares and remit the proceeds, such Participant will be charged per share fees (currently $0.02 per share). Per share fees include any applicable brokerage commissions the Agent is required to pay. The Participant will not be charged any other fees for this service.
13. TERMINATION IN THE PLAN / NOTIFICATION OF ELECTION TO RECEIVE CASH DISTRIBUTIONS. Each Registered Common Shareholder may elect to receive Distributions from a Fund in cash and, if a Participant in the Plan, to disenroll from and terminate his or her account under the Plan, by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 505005 Louisville, KY 40233-5005, by calling (800) 254-5197 or (413) 775-6091 or by completing and returning the transaction form attached to each Plan statement. Any such written notification must be in proper order and duly executed by the Participant and any notification online or by telephone must be in accordance with such reasonable requirements as the Agent and the Fund may agree. If the Agent receives your request to discontinue Distribution reinvestment on or after the record date for the Fund’s next Distribution, the Agent may either pay the Distribution in cash or reinvest it on the next investment date on the Registered Common Shareholder’s behalf. If reinvested, the Agent may sell the Common Shares purchased and send the proceeds less any applicable fees. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least thirty (30) calendar days prior to the effective date of the termination. Upon any termination, the Agent will arrange to deposit all full Common Shares held for each Participant into his or her account, where they will be held in book-entry by the Agent. A cash adjustment will be made for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her less any applicable fees. If preferred, a Participant may request the sale of all full and fractional Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan in accordance with
Section 9 hereof. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name with the Agent, he or she may re-enroll in the Plan at any time by notifying the Agent online at www.computershare.com/investor,by writing to the Agent at P.O. Box 505005 Louisville, KY 40233-5005 or by calling (800) 254-5197 or (413) 775-6091.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
14. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) calendar days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. Upon any such appointment of a successor Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all Distributions payable on Common Shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
15. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Funds as of the date of issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
Independent Trustees
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Rappaport, Alan YOB: 1953 Trustee and Chairman of the Board Served Since: NIE & NFJ (since 2010 ACV (since 2015) NCV & NCZ (since 2010); CBH (since2017); AIO (since 2019 7 Portfolios	Adjunct Professor (since 2011), New York University Stern School of Business; Lecturer (since 2013), Stanford University Graduate School of Business; and Director (since 2013), Victory Capital Holdings, Inc., an asset management firm. Formerly, Trustee (2005-2015), American Museum of Natural History; and Trustee and Member of Board of Overseers (2007-2015), NYU Langone Medical Center; and Advisory Director (formerly, Vice Chairman) (2009-2018), Roundtable Investment Partners.	Trustee (since 2010), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Trustee, PIMCO Closed-End Funds(3) (29 portfolios)
Cogan, Sarah E. YOB: 1956 Served Since: 2019 (all Funds) 102 Portfolios	Retired Partner (since 2019), Simpson Thacher & Bartlett LLP (“STB”) (law firm); Director (since 2016), Girl Scouts of Greater New York; Trustee (since 2013), Natural Resources Defense Council, Inc.; and formerly, Partner (1989 to 2018), STB.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Trustee (since 2019), PIMCO Closed-End Funds(3) (29 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: NIE, NFJ, ACV, NCV & NCZ (since 2015) CBH (since 2017) AIO (since (2019) 102 Portfolios	Advisory Director (since 1996), Morgan Stanley & Co., Inc.; Member (since 2009), Circle Financial Group; Member (since 2013), Council on Foreign Relations; and Trustee (since 2017), Smith College. Formerly, Director (2017 to 2021), Watford Re; Co-Chair Special Projects Committee (2005-2015), Memorial Sloan Kettering; and Trustee (2010-2015), Stanford University.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (11 portfolios); Trustee (since 2011), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); and Trustee (since 2011), PIMCO Closed-End Funds(3) (29 portfolios).
Drummond, F. Ford YOB: 1962 Served Since: NIE, NFJ, ACV, NCV & NCZ (since 2015) CBH (since 2017) AIO (since (2019) 102 Portfolios	Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (55 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2015), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
MacLeod, James S. YOB: 1947 Served Since: NIE & NFJ (since 2015) ACV (since 2015) NCV & NCZ (since (2015) CBH (since 2017) AIO (since 2019) 7 Portfolios	Chief Executive Officer (2010 to 2018), CoastalSouth Bancshares; President and Chief Operating Officer (2007 to 2018), Coastal States Bank; Managing Director and President (2007 to 2018), Homeowners Mortgage, a President (2007 to 2018), Homeowners Mortgage a subsidiary of Coastal States Bank.	Non-Executive Chairman & Director, Sykes Enterprises, Inc.; Trustee since 2015, Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Non-Executive Chairman (since 2018), CoastalSouth Bancshares, Inc.; Director, Coastal States Bank; Director, Coastal States Mortgage, Inc.; Vice Chairman, MUSC Foundation; Chairman of the Board of Trustees, University of Tampa.
McLoughlin, Philip(4) YOB: 1946 Served Since: NIE, NFJ, ACV, AIO & NCZ (since 2021) CBH and NCV (since 2022) 105 Portfolios	Private investor since 2010.	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (55 portfolios).
Ogden, William B., IV YOB: 1945 Served Since: NCV, NCZ & NFJ (since 2006) NIE (since June 2007) CBH (since 2017) AIO (since 2019) 7 Portfolios	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	Trustee (since 2006), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee, PIMCO Closed-End Funds(3) (29 portfolios).
Walton, R. Keith(4) YOB: 1964 Served Since: ACV (Trustee since 2022) AIO, CBH, NCV, NCZ, NIE & NFJ (Advisory Member since 2022) 102 Portfolios	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T.(4) YOB: 1952 Served Since: 2022 (all funds) 102 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Trustee (since 2020), Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (55 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee(5)
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R. Trustee and President YOB: 1964 Served Since: 2021 (all funds) 107 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds(2) (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (55 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
(1) “Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2) Virtus AllianzGI Closed-End Funds are part of the Virtus’ Fund Complex: Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”).
(3) PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PIMCO Access Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II;  PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; PIMCO Energy and Tactical Credit Opportunities Fund; PCM Fund, Inc.; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Strategic Income Fund, Inc.; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; and PIMCO Flexible Municipal Income Fund.
(4) Effective January 1, 2022, (i) Mr. McLoughlin was appointed as a Trustee of CBH and NCV, (ii) Mr. Zino was appointed as a Trustee of the Funds and (iii) Mr. Walton was appointed as a Trustee of ACV and an Advisory Board Member of AIO, CBH, NCV, NCZ, NIE & NFJ.
(5) Mr. Aylward is an “Interested Person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Investment Manager and its affiliates.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2016), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds(6); Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017) and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds(6); Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President ( 2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Angela Borreggine YOB: 1964	Vice President, Chief Legal Officer, Counsel and Secretary (since 2016).	Vice President and Senior Counsel, Virtus Investment Partners LLC (since 2021); Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), Virtus AllianzGI Closed-End Funds(6); Director, Senior Counsel, Chief Legal Officer and Secretary of 62 Funds in the Allianz Global Investors US LLC family of funds (2016 to 2021); Chief Legal Officer and Secretary (2016 to 2020), The Korea Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2021).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds(6); Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President and Assistant Secretary (since 2021).	Vice President (since 2016) and Senior Counsel (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President and Assistant Secretary (since 2021), Virtus AllianzGI Closed-End Funds(6); Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc., and DTF Tax-Free Income Inc.; Assistant Secretary (since 2020), Duff & Phelps Utility and Corporate Bond Trust Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds(6); Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; and Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Executive Vice President, Product Management (since 2021), and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds(6), Virtus Global Multi-Sector Income Fund, Virtus Global Multi-Sector Income Fund, and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
(6) Virtus AllianzGI Closed-End Funds are part of the Virtus’ Fund Complex: Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), and Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”).

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Trustees
Alan Rappaport, Chairman of the Board of Trustees
George R. Aylward
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
James S. MacLeod
Philip R. McLoughlin
William B. Ogden, IV
Brian T. Zino
R. Keith Walton, Advisory Member (ACV) and Trustee (AIO/CBH/NCV/NCZ/NIE/NFJ)
Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
Angela Borreggine, Vice President, Chief Legal Officer, Counsel, and Secretary
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 505005
Louisville, KY 40233-5005
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-800-254-5197
Website	Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-254-5197.

Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about Virtus Closed-End Funds,
please contact us at 1-800-254-5197 or closedendfunds@virtus.com, or visit Virtus.com.
8559	03-22

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Effective February 1, 2021, the code of ethics was amended to mirror the code of ethics adopted by other Virtus Funds. While the text of the code of ethics changed, the intent of the provisions of the code of ethics did not. The provisions of the code of ethics are intended to be written standards that are reasonably designed to deter wrongdoing and to promote each element enumerated in the code of ethics definition in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the current applicable code of ethics is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Oversight Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees had determined that Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Zino is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $40,500 for 2022 and $78,671 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,501 for 2022 and $0 for 2021. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $14,950 for 2022 and $12,000 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Virtus Dividend, Interest & Premium Strategy Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Oversight Committee. The Audit Oversight Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Oversight Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Oversight Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Oversight Committee has determined that the Chair of the Audit Oversight Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Oversight Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Oversight Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $18,451* for 2022 and $1,421,502 for 2021.

*

Note the Registrant changed investment advisers effective February 1, 2021 and thus, the 2022 fees represent the fee structure under the current investment adviser (Virtus Investment Advisers, Inc.) and the 2021 fees represent the fee structure under the former investment adviser (Allianz Global Investors U.S. LLC).

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. From the start of the period covered by this report through December 31, 2021, the members of the audit committee were Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Hans W. Kertess, James S. MacLeod, Philip R. McLoughlin, William B. Ogden, IV, David S. Scoon, and Alan Rappaport. Brian T. Zino also served as an advisory member of the audit committee effective February 1, 2021. Effective January 1, 2022, the members of the audit committee were Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, James S. MacLeod, Philip R. McLoughlin, William B. Ogden, IV, Alan Rappaport, and Brian T. Zino. R. Keith Walton also served as an advisory member of the audit committee effective January 1, 2022.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Adviser or the subadviser that is managing the Fund is responsible for voting proxies for such fund, or for delegating such responsibility to a qualified, independent organization engaged by the Adviser or respective subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, subadviser, other voting delegate, Distributor, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each Adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Trust (or, in the case of a subadviser, the Chief Compliance Officer of the Adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the affected fund’s shareholders. No Adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Trust.

The Policy further imposes certain record-keeping and reporting requirements on each Adviser/subadviser or other voting delegate.

Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by each subadviser to the Fund in voting proxies for their respective funds.

AllianzGI U.S. Funds

AllianzGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AllianzGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI U.S. has adopted the Allianz Global Investors Global Corporate Governance Guidelines and Proxy Voting Policy (the “Proxy Guidelines”), which are reasonably designed to ensure that the firm is voting in the best interest of its clients. For the purpose of voting proxies for all accounts of AllianzGI U.S., AllianzGI U.S. uses the services of its affiliate, Allianz Global Investors GmbH (“AllianzGI GmbH”). The employees of AllianzGI GmbH who provide proxy voting services to AllianzGI U.S. are considered “associated persons” as that term is defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Proxy Guidelines provide a general framework for our proxy voting analysis and are intended to address the most significant and frequent voting issues that arise at our investee companies’ shareholder meetings. However, the Proxy Guidelines are not intended to be rigid rules, and AllianzGI’s consideration of the merits of a particular proposal may cause AllianzGI to vote in a manner that deviates from the approach set forth in the Proxy Guidelines.

AllianzGI has retained an unaffiliated third party proxy research and voting service provider (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the ballot proposals and provides a recommendation to AllianzGI as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to the Proxy Guidelines.

In some cases, a portfolio manager, research analyst or proxy analyst from the Global Environmental, Social and Governance (“ESG”) team may propose to override a policy recommendation made by the Proxy Voting Service. In such cases, AllianzGI will review the proxy to determine whether there is a material conflict between the interests of AllianzGI (including the employee proposing the vote) and the interests of AllianzGI’s clients. If a material conflict does exist, AllianzGI will seek to address the conflict in good faith and in the best interests of the applicable client accounts, as described more fully below. In the absence of a material conflict, the proxy will be reviewed by a proxy analyst and the relevant portfolio managers and/or research analysts and, from time to time as may be necessary, the Head of ESG Research (or equivalent), to determine how the proxy will be voted. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

AllianzGI has adopted and implemented policies and procedures, including the procedures described in this document, which are reasonably designed to ensure that client account proxies are voted in the best interest of clients. Such policies and procedures are in part designed to identify and address material conflicts of interest that may arise between the interests of AllianzGI and its clients, as well as identify material conflicts of interest that portfolio managers, proxy analysts and research analysts may have, to ensure any such conflicted individuals refrain from participating in the proxy voting process or that the conflicts are otherwise mitigated. With respect to personal conflicts of interest, AllianzGI’s Code of Ethics requires all employees to conduct themselves with integrity and distinction, to put first the interests of the firm’s clients, and to take care to avoid even the appearance of impropriety. Portfolio managers, research analysts, proxy analysts, or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

With respect to the voting process, as described above, most votes are based on the independent recommendation of the unaffiliated, third party Proxy Voting Service, which recommendations are in turn based on the Proxy Voting Service’s independent review and research of each proxy and its independent application of the Proxy Guidelines.

In those cases in which a proxy analyst, portfolio manager or research analyst proposes to override a policy recommendation made by the Proxy Voting Service or the Proxy Voting Service has not provided a recommendation, the proxy analyst and relevant portfolio managers and/or research analysts will review the proxy to ensure any recommendation appears based on a sound investment rationale and assess whether any business or other relationship, or any other potential conflict of interest, may be influencing the proposed vote on that company’s proxy. In the event a material conflict is identified, AllianzGI will convene the Proxy Committee to review the proxy and make a decision how to vote. Proposed votes that raise potential material conflicts of interest are promptly resolved by the Proxy Committee prior to the time AllianzGI casts its vote.

As a further safeguard, while AllianzGI includes members from different parts of the organization on the Proxy Committee, AllianzGI does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Finally, any voting decision by the Proxy Committee must include a vote from a member of at least one of the Risk, Legal, or Compliance functions.

AllianzGI U.S. may vote proxies in accordance with other relevant procedures that have been approved and implemented to address specific types of conflicts. For example, when a material conflict between the interests of AllianzGI U.S. and its clients have been identified AllianzGI U.S. may abstain from voting.

In certain circumstances, a client may request in writing that AllianzGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI U.S. will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI may abstain from voting client proxies if, based on its evaluation of relevant criteria, it determines that the costs associated with voting a proxy exceed the expected benefits to affected clients. The primary aim of this cost-benefit analysis is to determine whether it is in a client’s best economic interest to vote its proxies. If the costs associated with voting a proxy outweigh the expected benefit to the client, AllianzGI may refrain from voting that proxy.

The circumstances under which AllianzGI may refrain from voting may include, but are not limited to, the following: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on a foreigner’s ability to exercise votes, and (5) requirements to provide local agents with power of attorney to execute the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, AllianzGI believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required AllianzGI generally abstains from voting.

AllianzGI will be unable to vote securities on loan under securities lending arrangements into which AllianzGI’s clients have entered. However, under rare circumstances such as voting issues that may have a significant impact on the investment, if the client holds a sufficient number of shares to have a material impact on the vote, AllianzGI may request that the client recall securities that are on loan if it determines that the benefit of voting outweighs the costs and potential lost revenue to the client and the administrative burden of retrieving the securities.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI U.S. and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the following individuals have primary responsibility for the day-to-day implementation of the Virtus Dividend, Interest & Premium Strategy Fund (“NFJ” or the “Fund”):

Allianz Global Investors

Justin M. Kass, CFA

Managing Director, Portfolio Manager

CIO and Co-Head US Income & Growth Strategies

Mr. Kass is a portfolio manager, managing director, CIO and co-head US Income & Growth Strategies with Allianz Global Investors, which he joined in 2000. He has portfolio management, research and trading responsibilities for the Income and Strategies team. In 2003, Mr. Kass was promoted to portfolio management and began handling day-to-day portfolio manager responsibilities for the firm’s US Convertible strategy in 2005. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition to management responsibility for institutional clients, Mr. Kass is responsible for managing multiple closed-end and open-end mutual funds. Previous to joining the firm, Mr. Kass interned on the Income and Growth Strategies team, adding significant depth to its proprietary Upgrade Alert Model. He has 24 years of investment industry experience. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

Michael E. Yee

Managing Director, Portfolio Manager

Mr. Yee is a portfolio manager and a managing director with Allianz Global Investors, which he joined in 1995. He has portfolio-management, research and trading responsibilities for the Income and Growth Strategies team. He is also a lead portfolio manager for the firm’s Income and Growth strategy since its inception in 2007. In addition, Mr. Yee is responsible for managing multiple closed-end and open-end mutual funds. Mr. Yee was previously an analyst for the Global and Systematic team with responsibilities focused on US large cap equity strategies. In addition, he also worked in global portfolio administration and in client service. He has 28 years of investment industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

NFJ Investment Group

John R. Mowrey, CFA

Executive Managing Director, Senior Portfolio Manager /Analyst

CIO NFJ Investment Group

Mr. Mowrey is an executive managing director, senior portfolio manager/analyst, and chief investment officer of NFJ Investment Group, responsible for the overall investment policy for all value equity portfolios, hiring new talent, and building out the team’s investment capabilities. He serves as co-lead portfolio manager for the NFJ Mid Cap Value, NFJ Small Cap Value, NFJ Emerging Markets Value, and NFJ Infrastructure Income strategies. Mr. Mowrey joined NFJ in 2007 and has been quoted and featured in a number of national publications, including Barron’s, Kiplinger and MarketWatch, and has been a featured guest on CNBC. He earned a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 2007.

R. Burns McKinney, CFA

Managing Director, Senior Portfolio Manager /Analyst

Mr. McKinney is a managing director and a senior portfolio manager/analyst at NFJ Investment Group. He serves as a co-lead portfolio manager of the NFJ Dividend Value and NFJ International Value strategies. He has been quoted and featured in a number of national publications, including the Wall Street Journal and Barron’s, and has been a featured guest on CNBC and Bloomberg TV. Prior to joining NFJ in 2006, Mr. McKinney was an equity analyst at Evergreen Investments, an investment banking analyst at Alex. Brown & Sons, a vice president in equity research at Merrill Lynch, and an equity analyst at Morgan Stanley. Mr. McKinney earned a B.A. in economics from Dartmouth College and an M.B.A. from The Wharton School, The University of Pennsylvania. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 1996.

Thomas Oliver, CFA

Managing Director, Senior Portfolio Manager /Analyst

Mr. Oliver is a managing director and senior portfolio manager/analyst at NFJ Investment Group. He serves as a co-lead portfolio manager of the NFJ Dividend Value, NFJ Large Cap Value and NFJ All Cap Value strategies. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems and an auditor at Deloitte & Touche. Mr. Oliver earned a B.B.A. and an M.B.A. from the University of Texas. He is a Chartered Financial Analyst® (CFA®) charterholder and has his Certified Public Accountant (CPA) designation. He began his career in the investment industry in 1995.

Kris Marca

Director, Portfolio Manager /Research Analyst

Mr. Marca is a director and portfolio manager/research analyst at NFJ Investment Group. He serves as a portfolio manager for the closed-end fund. Prior to joining NFJ in 2011, he was on the equity derivatives desk at HBK Capital Management. Mr. Marca earned a B.A. in biology from the University of Texas and an M.B.A. from Texas Christian University. He is a Chartered Financial Analyst® (CFA®) charterholder. He began his career in the investment industry in 2003.

(a) (2) Other Accounts Managed by Portfolio Managers and Potential Conflicts of Interest

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2022 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Justin M. Kass	Registered Investment Companies:	10	12,765	0	0
	Other Pooled Investment Vehicles:	10	46,669	1	2,447
	Other Accounts:	8	2,249	1	100
Michael E. Yee	Registered Investment Companies:	8	11,896	0	0
	Other Pooled Investment Vehicles:	8	46,435	1	2,447
	Other Accounts:	7	2,149	0	0
John R. Mowrey	Registered Investment Companies:	5	3,003	0	0
	Other Pooled Investment Vehicles:	2	1,010	0	0
	Other Accounts:	62	4,012	0	0
R. Burns McKinney	Registered Investment Companies:	4	1,481	0	0
	Other Pooled Investment Vehicles:	2	1,010	0	0
	Other Accounts:	47	3,537	0	0
Thomas Oliver	Registered Investment Companies:	3	1,006	0	0
	Other Pooled Investment Vehicles:	2	1,010	0	0
	Other Accounts:	48	3,782	0	0
Kris Marca	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	1,065	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interest for AllianzGI US portfolio managers

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

*	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
*

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

*	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Potential Conflicts of Interest for NFJ Investment Group portfolio managers

*Effective 2/1/21, NFJ Investment Group is an indirect, wholly-owned subsidiary of Virtus Investment Partners.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser/subadviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each adviser/subadviser is required to certify its compliance with these procedures on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

(a)(3) As of January 31, 2022, the following explains the compensation structure of each individual employed by AllianzGI US and NFJ Investment Group who share primary responsibility for day-to-day portfolio management of the Fund:

Compensation Structure for AllianzGI US

AllianzGI US’s compensation system is designed to support its corporate values and culture. While AllianzGI US acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation at AllianzGI US are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Cash Bonus Plan (LTIPA); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split between the LTIPA and a Deferral into Funds program (DIF). Deferral rates increase in line with the overall variable compensation. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIPA element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AllianzGI US over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AllianzGI US funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

•	The qualitative element includes topics such as idea sharing, global cooperation and behavior, which reflect our core values of excellence, passion, integrity and respect.

•	Firm-wide asset growth affects investment professional compensation indirectly via our LTIPA and Allianz Global Investors’ overall ability to pay our staff competitively.

A few investment teams have their compensation linked to revenue growth in addition to investment performance and the other factors described. In these instances, compensation is subject to the same principles, such as deferral into LTIPA and DIF, as our discretionary compensation structure. Revenue sharing compensation arrangements apply to the following investment teams: Income & Growth and Global Technology; for each of these teams, US Finance determines the “global gross revenues” generated by the team, including both US and global revenues, which are then offset by certain expenses and any trading errors during the period. Each CIO is responsible for allocating the revenue sharing pool, which is subject to final approval by the Global Compensation Committee.

Compensation Structure for NFJ Investment Group

Virtus, along with its affiliated investment management firms, including NFJ Investment Group (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•

Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

(a)(4) The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2022.

Virtus Dividend, Interest & Premium Strategy Fund

Portfolio Manager	Fund Ownership
Michael Yee	None
Justin Kass	None
John R. Mowrey	$10,000-15,000
Thomas Oliver	$100,000 - $500,000
R. Burns McKinney	None
Kris Marca	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Dividend, Interest & Premium Strategy Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date 4/8/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer (principal executive officer)

Date 4/8/22

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer (principal financial officer)

Date 4/8/22

*	Print the name and title of each signing officer under his or her signature.